    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 1999
                                                     REGISTRATION NOS.: 33-37562
                                                                       811-6208
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                 [X]
                           PRE-EFFECTIVE AMENDMENT NO.                  [ ]
                        POST-EFFECTIVE AMENDMENT NO. 11                 [X]
                                    AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                          [X]
                                AMENDMENT NO. 12                        [X]
                               ----------------
         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
        (FORMERLY NAMED DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST)
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ----------------
                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                               ----------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     X    immediately upon filing pursuant to paragraph (b)
     -----
     on (date) pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485.


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST


                             CROSS-REFERENCE SHEET

                                   FORM N-1A

       ITEM                               CAPTION
------------------ ----------------------------------------------------
PART A                                 PROSPECTUS
  1.    ..........   Cover Page; Back Cover
  2.    ..........   Investment Objective: Principal Investment
                     Strategies, Principal Risks, Past Performance
  3.    ..........   Fees and Expenses
  4.    ..........   Investment Objective: Principal Investment
                     Strategies; Principal Risks; Additional Investment
                     Strategy Information; Additional Risk Information
  5.    ..........   Not Applicable
  6.    ..........   Fund Management
  7.    ..........   Pricing Fund Shares; Hour to Buy Shares; How to
                     Exchange Shares; How to Sell Shares; Distributions;
                     Tax Consequences
  8.    ..........   Share Class Arrangements
  9.    ..........   Financial Highlights

PART B               STATEMENT OF ADDITIONAL INFORMATION

     Information required to be included in Part B is set forth under the appropriate caption in Part B of this Registration Statement.


PART C


     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                  PROSPECTUS - MARCH 30, 1999



Morgan Stanley Dean Witter

           ---------------------------------------------------------------------



                                             MULTI-STATE MUNICIPAL SERIES TRUST
                                    Consisting of ten separate fund portfolios:

                                                                 Arizona Series
                                                              California Series
                                                                 Florida Series
                                                           Massachusetts Series
                                                                Michigan Series
                                                               Minnesota Series
                                                              New Jersey Series
                                                                New York Series
                                                                    Ohio Series
                                                            Pennsylvania Series



    EACH SERIES SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH
          FEDERAL AND DESIGNATED STATE INCOME TAXES CONSISTENT WITH PRESERVATION
                                                                      OF CAPITAL





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


Overview                   .............................................  1
                          The Arizona Series  ..........................  2
                          The California Series  .......................  4
                          The Florida Series  ..........................  6
                          The Massachusetts Series .....................  8
                          The Michigan Series .......................... 10
                          The Minnesota Series  ........................ 12
                          The New Jersey Series ........................ 14
                          The New York Series .......................... 16
                          The Ohio Series  ............................. 18
                          The Pennsylvania Series ...................... 20
                          Additional Investment Strategy Information ... 22
                          Additional Risk Information .................. 23
                          Fund Management  ............................. 24

Shareholder Information   Pricing Series Shares ........................ 25
                          How to Buy Shares ............................ 25
                          How to Exchange Shares ....................... 28
                          How to Sell Shares ........................... 30
                          Distributions ................................ 31
                          Tax Consequences ............................. 32

Financial Highlights       ............................................. 34

Our Family of Funds        ................................. Inside Back Cover


   FUND CATEGORY
  -------------
 [ ] Growth


 [ ] Growth and Income


 [X] INCOME


 [ ] Money Market

OVERVIEW

Morgan Stanley Dean Witter Multi-State Municipal Series Trust is an open-end, non-diverisfied mutual fund that consists of ten separate fund portfolios --

    Arizona Series
    California Series
    Florida Series
    Massachusetts Series
    Michigan Series
    Minnesota Series
    New Jersey Series
    New York Series
    Ohio Series
    Pennsylvania Series

A Series-by-Series summary begins on the next page. Each summary provides a Series' investment objective, principal investment strategies, principal risks, past performance, and fees and expenses. Morgan Stanley Dean Witter Multi-State Municipal Series Trust is one of Morgan Stanley Dean Witter's Income Funds. This category of mutual fund has the goal of selecting securities to pay out income rather than rise in value.

Shares of each Series are not bank deposits and are not guaranteed or insured by any bank, governmental entity or the FDIC.

THE ARIZONA SERIES

[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Arizona Series seeks to provide a high level of current income exempt from both federal and Arizona state income taxes consistent with preservation of capital. There is no guarantee that the Arizona Series will achieve this objective.

[GRAPHIC OMITTED]

     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------


The Arizona Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Arizona state income taxes. The Arizona Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Arizona municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Arizona Series' portfolio securities.


The Arizona Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on an Arizona Series distribution of this income. The Arizona Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The Arizona Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Arizona Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from Arizona income taxes. Defensive investing could have the effect of reducing the Arizona Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the Arizona Series may also invest in private activity bonds, lease obligations and futures.

[GRAPHIC OMITTED]


     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Arizona Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Arizona Series is subject to the added credit risk of concentrating its investments in a single state -- Arizona -- and its municipalities. Because the Arizona Series concentrates its investments in securities issued by Arizona state and local governments and government authorities, the Arizona Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Arizona issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Arizona Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Arizona Series' portfolio securities, and the Arizona Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The Arizona Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Arizona Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Arizona Series' performance history. The Arizona Series' past performance does not indicate how the Arizona Series will perform in the future.


                      ANNUAL TOTAL RETURNS -- CALENDAR YEARS

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Arizona Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)


           1992      93      94      95      96      97      98
           ----      --      --      --      --      --      --
           10.08%  12.24%  -6.58%  17.31%   2.92%   7.56%   5.39%

                      The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.43% (quarter ended March 31, 1994).




(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Arizona Series' average annual returns with those of a broad measure of market performance over time. The Arizona Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
                                    -----------     ------------     ------------
  Arizona Series                      1.18%            4.18%            6.66%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.87%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

     FEES AND EXPENSES
--------------------------

The table below briefly describes the Arizona Series' fees and expenses that you may pay if you buy and hold shares of the Arizona Series. The Arizona Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL ARIZONA SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.14%
  Other expenses                                                          0.16%
  Total annual Arizona Series operating expenses                          0.65%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Arizona Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the Arizona Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Arizona Series, your investment has a 5% return each year, and the Arizona Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

             EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $465       $598        $743        $1,165
------       ----        ----        ------

                                                                             3

THE CALIFORNIA SERIES


[GRAPHIC OMITTED]


    INVESTMENT OBJECTIVE
----------------------------
The California Series seeks to provide a high level of current income exempt from both federal and California state income taxes consistent with preservation of capital. There is no guarantee that the California Series will achieve this objective.



[GRAPHIC OMITTED]


     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------

The California Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and California state income taxes. The California Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, California municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the California Series' portfolio securities.


The California Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a California Series distribution of this income. The California Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The California Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The California Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from California income taxes. Defensive investing could have the effect of reducing the California Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the California Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the California Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the California Series is subject to the added credit risk of concentrating its investments in a single state -- California -- and its municipalities. Because the California Series concentrates its investments in securities issued by California state and local governments and government authorities, the California Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning California issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The California Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the California Series' portfolio securities, and the California Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The California Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The California Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

[GRAPHIC OMITTED]

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the California Series' performance history. The California Series' past performance does not indicate how the California Series will perform in the future.


                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the California Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

            1992    93      94      95      96      97      98
            ----    --      --      --      --      --      --
            9.18%  13.77%  -8.53%  19.25%   4.75%   8.43%   6.03%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 8.46% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -7.10% (quarter ended March 31, 1994).





(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the California Series' average annual returns with those of a broad measure of market performance over time. The California Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
                                    -----------     ------------     ------------
  California Series                   1.79%            4.75%            7.43%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the California Series' fees and expenses that you may pay if you buy and hold shares of the California Series. The California Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL CALIFORNIA SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.15%
  Other expenses                                                          0.09%
  Total annual California Series operating expenses                       0.59%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the California Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)


EXAMPLE This example is intended to help you compare the cost of investing in the California Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the California Series, your investment has a 5% return each year, and the California Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

]
              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $459       $580        $712        $1,097
------       ----        ----        ------

THE FLORIDA SERIES


[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Florida Series seeks to provide a high level of current income exempt from both federal and Florida state income taxes consistent with preservation of capital. There is no guarantee that the Florida Series will achieve this objective.


[GRAPHIC OMITTED]


     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------

The Florida Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and the Florida State intangible tax. (Florida does not impose an income tax on individuals.) The Florida Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Florida municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Florida Series' portfolio securities.



The Florida Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Florida Series distribution of this income. The Florida Series therefore may not be a suitable investment for these investors. See the "Tax Con- sequences" section for more details. The Florida Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Florida Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from the Florida intangible tax. Defensive investing could have the effect of reducing the Florida Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the Florida Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Florida Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Florida Series is subject to the added credit risk of concentrating its investments in a single state -- Florida -- and its municipalities. Because the Florida Series concentrates its investments in securities issued by Florida state and local governments and government authorities, the Florida Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Florida issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Florida Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Florida Series' portfolio securities, and the Florida Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The Florida Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Florida Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Florida Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Florida Series' performance history. The Florida Series' past performance does not indicate how the Florida Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

           1992     93      94      95      96      97      98
           ----     --      --      --      --      --      --
           9.98%  13.05%  -6.23%  17.36%   3.18%   8.35%   5.82%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.08% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.47% (quarter ended March 31, 1994).



(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Florida Series' average annual returns with those of a broad measure of market performance over time. The Florida Series' returns include the maximum applicable front-end sales charge.
(end sidebar)
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
                                    -----------     ------------     ------------
  Florida Series                      1.59%            4.56%            7.13%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the Florida Series' fees and expenses that you may pay if you buy and hold shares of the Florida Series. The Florida Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL FLORIDA SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.14%
  Other expenses                                                          0.13%
  Total annual Florida Series operating expenses                          0.62%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Florida Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)


EXAMPLE This example is intended to help you compare the cost of investing in the Florida Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Florida Series, your investment has a 5% return each year, and the Florida Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $462       $589        $728        $1,131
------       ----        ----        ------

THE MASSACHUSETTS SERIES


[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Massachusetts Series seeks to provide a high level of current income exempt from both federal and Massachusetts state income taxes consistent with preservation of capital. There is no guarantee that the Massachusetts Series will achieve this objective.

[GRAPHIC OMITTED]

     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------

The Massachusetts Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Massachusetts state income taxes. The Massachusetts Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Massachusetts municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Massachusetts Series' portfolio securities.


The Massachusetts Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Massachusetts Series distribution of this income. The Massachusetts Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The Massachusetts Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Massachusetts Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from Massachusetts income tax. Defensive investing could have the effect of reducing the Massachusetts Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the Massachusetts Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Massachusetts Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Massachusetts Series is subject to the added credit risk of concentrating its investments in a single state -- Massachusetts -- and its municipalities. Because the Massachusetts Series concentrates its investments in securities issued by Massachusetts state and local governments and government authorities, the Massachusetts Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Massachusetts issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Massachusetts Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Massachusetts Series' portfolio securities, and the Massachusetts Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The Massachusetts Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Massachusetts Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Massachusetts Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)[GRAPHIC OMITTED]


     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Massachusetts Series' performance history. The Massachusetts Series' past performance does not indicate how the Massachusetts Series will perform in the future.

                    ANNUAL TOTAL RETURNS -- CALENDAR YEARS

           1992     93      94      95      96      97      98
           ----     --      --      --      --      --      --
          10.30%  13.80%  -6.81%  18.31%   3.28%   8.88%   5.52%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.83% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.86% (quarter ended March 31, 1994).


(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Massachusetts Series' average annual returns with those of a broad measure of market performance over time. The Massachusetts Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
                                    -----------     ------------     ------------
  Massachusetts Series                1.30%            4.66%            7.46%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the Massachusetts Series' fees and expenses that you may pay if you buy and hold shares of the Massachusetts Series. The Massachusetts Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL MASSACHUSETTS SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.15%
  Other expenses                                                          0.32%
  Total annual Massachusetts Series operating expenses                    0.82%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Massachusetts Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the Massachusetts Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Massachusetts Series, your investment has a 5% return each year, and the Massachusetts Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $482       $650        $832        $1,358
------       ----        ----        ------

THE MICHIGAN SERIES

[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Michigan Series seeks to provide a high level of current income exempt from both federal and Michigan state income taxes consistent with preservation of capital. There is no guarantee that the Michigan Series will achieve this objective.

[GRAPHIC OMITTED]

     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------

The Michigan Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Michigan state income taxes. The Michigan Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Michigan municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Michigan Series' portfolio securities.


The Michigan Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Michigan Series distribution of this income. The Michigan Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The Michigan Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Michigan Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from Michigan income tax. Defensive investing could have the effect of reducing the Michigan Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the Michigan Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Michigan Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Michigan Series is subject to the added credit risk of concentrating its investments in a single state -- Michigan -- and its municipalities. Because the Michigan Series concentrates its investments in securities issued by Michigan state and local governments and government authorities, the Michigan Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Michigan issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Michigan Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Michigan Series' portfolio securities, and the Michigan Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The Michigan Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Michigan Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Michigan Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Michigan Series' performance history. The Michigan Series' past performance does not indicate how the Michigan Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

           1992     93      94      95      96      97      98
           ----     --      --      --      --      --      --
          10.05%  13.21%  -6.96%  18.48%   3.50%   8.08%   5.93%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.51% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.69% (quarter ended March 31, 1994).

(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Michigan Series' average annual returns with those of a broad measure of market performance over time. The Michigan Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
  Michigan Series                     1.69%            4.63%            7.35%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the Michigan Series' fees and expenses that you may pay if you buy and hold shares of the Michigan Series. The Michigan Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL MICHIGAN SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.15%
  Other expenses                                                          0.28%
  Total annual Michigan Series operating expenses                         0.78%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Michigan Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the Michigan Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Michigan Series, your investment has a 5% return each year, and the Michigan Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $478       $638        $811        $1,313
------       ----        ----        ------

THE MINNESOTA SERIES

[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Minnesota Series seeks to provide a high level of current income exempt from both federal and Minnesota state income taxes consistent with preservation of capital. There is no guarantee that the Minnesota Series will achieve this objective.

[GRAPHIC OMITTED]

     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------

The Minnesota Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Minnesota state personal income taxes. The Minnesota Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Minnesota municipal obligations. While the Minnesota Series may only invest some of its assets in non-Minnesota municipal obligations, the ability of the Minnesota Series' to invest in such non-Minnesota municipal obligations is limited by Minnesota Tax Law. There are no maturity limitations on the Minnesota Series' portfolio securities.

The Minnesota Series may invest any amount of its assets in securities that pay interest income subject to the federal "alternative minimum tax." This income, along with other income, may also be subject to the Minnesota Alternative Minimum Tax. Some taxpayers may have to pay tax on a Minnesota Series distribution of this income. The Minnesota Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

The Minnesota Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. Subject to Minnesota Tax Law requirements, the Minnesota Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from Minnesota income tax. Defensive investing could have the effect of reducing the Minnesota Series' ability to provide tax exempt income or otherwise meet its investment objective.

In addition to the securities described above, the Minnesota Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Minnesota Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Minnesota Series is subject to the added credit risk of concentrating its investments in a single state -- Minnesota -- and its municipalities. Because the Minnesota Series concentrates its investments in securities issued by Minnesota state and local governments and government authorities, the Minnesota Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Minnesota issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Minnesota Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Minnesota Series' portfolio securities, and the Minnesota Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

TAXATION RISK. In accordance with Minnesota legislation enacted in 1995, income dividend distributions that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates and trusts may become subject to that tax if the exemption of that income were judicially determined to discriminate against interstate commerce.

The Minnesota Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Minnesota Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Minnesota Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Minnesota Series' performance history. The Minnesota Series' past performance does not indicate how the Minnesota Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

            1992     93      94      95      96      97      98
            ----     --      --      --      --      --      --
            9.00%  13.05%  -7.12%  18.13%   3.78%   7.22%   5.07%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.38% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.64% (quarter ended March 31, 1994).


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Minnesota Series' average annual returns with those of a broad measure of market performance over time.The Minnesota Series' returns include the maximum applicable front-end sales charge.
(end sidebar)
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
  Minnesota Series                    0.87%            4.02%            6.48%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%
1    The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc.
     or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The
     Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the Minnesota Series' fees and expenses that you may pay if you buy and hold shares of the Minnesota Series. The Minnesota Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)    4.0%
  Maximum deferred sales charge (load) (as a percentage based on the lesser of the
  offering price or net asset value at redemption)                                        None
  ANNUAL MINNESOTA SERIES OPERATING EXPENSES
  Management fee                                                                          0.35%
  Distribution and service (12b-1) fees                                                   0.15%
  Other expenses                                                                          0.49%
  Total annual Minnesota Series operating expenses                                        0.99%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Minnesota Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the Minnesota Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Minnesota Series, your investment has a 5% return each year, and the Minnesota Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

             EXPENSES OVER TIME:
  YEAR      3 YEARS     5 YEARS     10 YEARS
  ----      -------     -------     --------
  $499      $701        $920        $1,547
------      ----        ----        ------

THE NEW JERSEY SERIES


[GRAPHIC OMITTED]


     INVESTMENT OBJECTIVE
----------------------------
The New Jersey Series seeks to provide a high level of current income exempt from both federal and New Jersey state income taxes consistent with preservation of capital. There is no guarantee that the New Jersey Series will achieve this objective.


[GRAPHIC OMITTED]



     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------
The New Jersey Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and New Jersey state income taxes. The New Jersey Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, New Jersey municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the New Jersey Series' portfolio securities.


The New Jersey Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a New Jersey Series distribution of this income. The New Jersey Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The New Jersey Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The New Jersey Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from New Jersey income tax. Defensive investing could have the effect of reducing the New Jersey Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the New Jersey Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the New Jersey Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the New Jersey Series is subject to the added credit risk of concentrating its investments in a single state -- New Jersey -- and its municipalities. Because the New Jersey Series concentrates its investments in securities issued by New Jersey state and local governments and government authorities, the New Jersey Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning New Jersey issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The New Jersey Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the New Jersey Series' portfolio securities, and the New Jersey Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The New Jersey Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The New Jersey Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

[GRAPHIC OMITTED]

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the New Jersey Series' performance history. The New Jersey Series' past performance does not indicate how the New Jersey Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

             1992     93      94      95      96      97      98
             ----     --      --      --      --      --      --
            10.08%  12.81%  -7.12%  17.55%   3.34%   9.07%   5.86%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.52% (quarter ended March 31, 1994).

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the New Jersey Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)


(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the New Jersey Series' average annual returns with those of a broad measure of market performance over time. The New Jersey Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
  New Jersey Series                   1.63%            4.57%            7.25%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

     FEES AND EXPENSES
--------------------------

The table below briefly describes the New Jersey Series' fees and expenses that you may pay if you buy and hold shares of the New Jersey Series. The New Jersey Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL NEW JERSEY SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.14%
  Other expenses                                                          0.18%
  Total annual New Jersey Series operating expenses                       0.67%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the New Jersey Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the New Jersey Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the New Jersey Series, your investment has a 5% return each year, and the New Jersey Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $467       $604        $754        $1,188
------       ----        ----        ------

THE NEW YORK SERIES

[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The New York Series seeks to provide a high level of current income exempt from both federal and New York state income taxes consistent with preservation of capital. There is no guarantee that the New York Series will achieve this objective.

[GRAPHIC OMITTED]



     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------
The New York Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and New York state income taxes. The New York Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, New York municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the New York Series' portfolio securities.


The New York Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a New York Series distribution of this income. The New York Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The New York Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The New York Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from New York income tax. Defensive investing could have the effect of reducing the New York Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the New York Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the New York Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the New York Series is subject to the added credit risk of concentrating its investments in a single state -- New York -- and its municipalities. Because the New York Series concentrates its investments in securities issued by New York state and local governments and government authorities, the New York Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning New York issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The New York Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the New York Series' portfolio securities, and the New York Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The New York Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The New York Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the New York Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the New York Series' performance history. The New York Series' past performance does not indicate how the New York Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

             1992     93      94      95      96      97      98
             ----     --      --      --      --      --      --
             9.28%  13.85%  -8.16%  19.31%   3.68%   9.19%   6.06%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.49% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.78% (quarter ended March 31, 1994).



(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the New York Series' average annual returns with those of a broad measure of market performance over time. The New York Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
                                    -----------     ------------     ------------
  New York Series                     1.81%            4.78%            7.52%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the New York Series' fees and expenses that you may pay if you buy and hold shares of the New York Series. The New York Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL NEW YORK SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.14%
  Other expenses                                                          0.35%
  Total annual New York Series operating expenses                         0.84%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the New York Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the New York Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the New York Series, your investment has a 5% return each year, and the New York Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $484       $656        $842        $1,380
------       ----        ----        ------

THE OHIO SERIES

[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Ohio Series seeks to provide a high level of current income exempt from both federal and Ohio state income taxes consistent with preservation of capital. There is no guarantee that the Ohio Series will achieve this objective.

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     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------
The Ohio Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Ohio state income taxes. The Ohio Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Ohio municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Ohio Series' portfolio securities.


The Ohio Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on an Ohio Series distribution of this income. The Ohio Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The Ohio Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Ohio Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from Ohio income tax. Defensive investing could have the effect of reducing the Ohio Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the Ohio Series may also invest in private activity bonds, lease obligations and futures.


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     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Ohio Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Ohio Series is subject to the added credit risk of concentrating its investments in a single state -- Ohio -- and its municipalities. Because the Ohio Series concentrates its investments in securities issued by Ohio state and local governments and government authorities, the Ohio Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Ohio issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Ohio Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Ohio Series' portfolio securities, and the Ohio Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The Ohio Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Ohio Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Ohio Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

[GRAPHIC OMITTED]


     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Ohio Series' performance history. The Ohio Series' past performance does not indicate how the Ohio Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

            1992     93      94      95      96      97      98
            ----     --      --      --      --      --      --
            9.81%  14.10%  -7.39%  18.43%   3.74%   8.13%   5.49%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.53% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.87% (quarter ended March 31, 1994).



(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Ohio Series' average annual returns with those of a broad measure of market performance over time. The Ohio Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
  Ohio Series                         1.27%            4.50%            7.20%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

     FEES AND EXPENSES
--------------------------

The table below briefly describes the Ohio Series' fees and expenses that you may pay if you buy and hold shares of the Ohio Series. The Ohio Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL OHIO SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.14%
  Other expenses                                                          0.26%
  Total annual Ohio Series operating expenses                             0.75%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Ohio Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the Ohio Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Ohio Series, your investment has a 5% return each year, and the Ohio Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $475       $629        $795        $1,279
------       ----        ----        ------

THE PENNSYLVANIA SERIES

[GRAPHIC OMITTED]

     INVESTMENT OBJECTIVE
----------------------------
The Pennsylvania Series seeks to provide a high level of current income exempt from both federal and Pennsylvania state income taxes consistent with preservation of capital. There is no guarantee that the Pennsylvania Series will achieve this objective.

[GRAPHIC OMITTED]


     PRINCIPAL INVESTMENT STRATEGY
--------------------------------------
The Pennsylvania Series will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Pennsylvania state income taxes. The Pennsylvania Series' "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests in investment grade, Pennsylvania municipal obligations and obligations of U.S. Governmental territories such as Puerto Rico. The municipal obligations may only be rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Pennsylvania Series' portfolio securities.


The Pennsylvania Series may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Pennsylvania Series distribution of this income. The Pennsylvania Series therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


The Pennsylvania Series may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Pennsylvania Series may invest any amount of its assets in taxable money market instruments or in the highest grade municipal obligations issued in other states when the Investment Manager believes it is advisable to do so because of a defensive posture. Municipal obligations of other states pay interest that is normally exempt from federal income tax but not from Pennsylvania income tax. Defensive investing could have the effect of reducing the Pennsylvania Series' ability to provide tax exempt income or otherwise meet its investment objective.


In addition to the securities described above, the Pennsylvania Series may also invest in private activity bonds, lease obligations and futures.


[GRAPHIC OMITTED]
     PRINCIPAL RISKS
-----------------------
CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Pennsylvania Series is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. The "Additional Risk Information" section contains a general discussion of credit and interest rate risks.

Unlike most fixed-income funds, the Pennsylvania Series is subject to the added credit risk of concentrating its investments in a single state -- Pennsylvania -- and its municipalities. Because the Pennsylvania Series concentrates its investments in securities issued by Pennsylvania state and local governments and government authorities, the Pennsylvania Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Pennsylvania issuers ability to pay principal and/or interest on their debt obligations, the Series' value and yield could be adversely affected.

The Pennsylvania Series is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Pennsylvania Series' portfolio securities, and the Pennsylvania Series' share price, to fall substantially. A table in the "Additional Risk Information" section shows how interest rates affect bonds.

The Pennsylvania Series is classified as "non-diversified" and therefore may invest a greater percentage of its assets in the securities of individual issuers than other funds and a decline in the value of those securities would cause the overall value of the Series to decline to a greater degree.

The Pennsylvania Series is also subject to other risk from its permissible investments including the risk associated with private activity bonds, lease obligations and futures.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Pennsylvania Series' shares has varied from year to year over the past 7 calendar years.
(end sidebar)

[GRAPHIC OMITTED]


     PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the Pennsylvania Series' performance history. The Pennsylvania Series' past performance does not indicate how the Pennsylvania Series will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

             1992     93      94      95      96      97      98
             ----     --      --      --      --      --      --
            10.41%  13.16%  -6.88%  17.62%   3.59%   8.51%   5.05%

                     The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 7.39% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -7.11% (quarter ended March 31, 1994).



(sidebar)
                          AVERAGE ANNUAL TOTAL RETURNS
This table compares the Pennsylvania Series' average annual returns with those of a broad measure of market performance over time. The Pennsylvania Series' returns include the maximum applicable front-end sales charge.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                    PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
  Pennsylvania Series                 0.85%            4.42%            7.12%
  Lehman Municipal Bond Index1        6.48%            6.22%            7.92%

1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
     FEES AND EXPENSES
--------------------------

The table below briefly describes the Pennsylvania Series' fees and expenses that you may pay if you buy and hold shares of the Pennsylvania Series. The Pennsylvania Series does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                          4.0%
  Maximum deferred sales charge (load) (as a percentage based on the
  lesser of the offering price or net asset value at redemption)           None
  ANNUAL PENNSYLVANIA SERIES OPERATING EXPENSES
  Management fee                                                          0.35%
  Distribution and service (12b-1) fees                                   0.15%
  Other expenses                                                          0.14%
  Total annual Pennsylvania Series operating expenses                     0.64%

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Pennsylvania Series' assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

EXAMPLE This example is intended to help you compare the cost of investing in the Pennsylvania Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Pennsylvania Series, your investment has a 5% return each year, and the Pennsylvania Series' operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

              EXPENSES OVER TIME:
  1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $464       $595        $738        $1,154
------       ----        ----        ------

[GRAPHIC OMITTED]

             ADDITIONAL INVESTMENT STRATEGY INFORMATION
-------------------------------------------------------------------------------

This section provides additional information concerning each of the Series' principal investments. In pursuing each Series' investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

Each Series' policy of investing at least eighty percent of its assets in securities the interest on which is exempt from federal income taxes and income taxes of the designated state is fundamental. The fundamental policies may not be changed without shareholder approval.

MUNICIPAL OBLIGATIONS. Each Series may invest in municipal obligations, which are securities issued by state and local governments. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, housing units, airports and highways, and schools. The Fund's municipal obligation investments may include zero coupon securities, which pay no interest to the Fund.

PRIVATE ACTIVITY BONDS. Each Series may invest more than 25% of its assets in municipal obligations known as private activity bonds. These securities include, for example, housing, industrial and pollution control revenue, electric utility, manufacturing, and transportation facilities.

LEASE OBLIGATIONS. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities.

FUTURES. Each Series may invest in put and call futures with respect to financial instruments and municipal bond indexes. Futures may be used to seek to hedge against interest rate changes.

NON-DIVERSIFIED STATUS. Each Series is classified as "non-diversified" and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, each Series may invest a greater percentage of its assets in the securities of an individual issuer. Thus, each Series' assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause each Series' overall value to decline to a greater degree.

FUND STRUCTURE. The Fund may seek to achieve its investment objectives by investing all of its assets in another mutual fund. The other fund would have substantially the same investment objectives and policies as the Fund.


[GRAPHIC OMITTED]


             ADDITIONAL RISK INFORMATION
-----------------------------------------------------------
CREDIT AND INTEREST RATE RISK. A principal risk of investing in each Series is associated with its fixed-income investments. All fixed-income securities, such as municipal obligations, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities goes down. When the general level of interest rates goes down, the prices of most fixed-income securities goes up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


     HOW INTEREST RATES AFFECT BOND PRICES


                            PRICE PER $1,000 OF A MUNICIPAL BOND
                                    IF INTEREST RATES:
                               INCREASE          DECREASE
                               --------          --------
 BOND MATURITY     COUPON    1%      2%       1%        2%
 -------------     ------    --      --       --        --
 1 Year     1999    3.00%    $990    $981    $1,010    $1,020
 5 Years    2003    3.75%    $956    $914    $1,046    $1,095
 10 Years   2008    4.10%    $922    $852    $1,085    $1,180
 20 Years   2018    4.90%    $883    $785    $1,138    $1,302
 30 Years   2028    4.95%    $861    $749    $1,175    $1,396



 Coupons reflect yields on AAA-rated municipals as of December 31, 1998. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which a particular Series may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Series' value. The Series' private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

FUTURES. If a Series invests in futures, its participation in these markets would subject the Series' portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Series (e.g., a reduction in the Series' net asset value or a reduction in the amount of income available for distribution) may leave the Series' in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Series may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.

YEAR 2000. Each Series could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Series' other service providers and the markets and individual and governmental issuers in which each Series invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on a Series, the Investment Manager and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.


[GRAPHIC OMITTED]


             FUND MANAGEMENT
---------------------------------------------


The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, New York 10048.

Each Series' portfolio is managed within the Investment Manager's Tax-Exempt Fixed-Income Group. James F. Willison, a Senior Vice President of the Investment Manager has been the primary portfolio manager of each Series since the Fund's inception and has been a portfolio manager with the Investment Manager for over five years.

Each Series pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Series, and for Series expenses assumed by the Investment Manager. The fee is based on each Series' average daily net assets. For the fiscal year ended November 30, 1998, each Series accrued total compensation to the Investment Manager amounting to 0.35% of the Series' average daily net assets.


MORGAN STANLEY DEAN WITTER ADVISORS INC.


(sidebar)
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $126.2 billion in assets under management or administration as of February 28, 1999.
(end sidebar)

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]


             PRICING SERIES SHARES
---------------------------------------------------
The price of Series shares (excluding sales charges), called "net asset value," is based on the value of a Series' portfolio securities.

The net asset value per share of each Series is determined once daily at 4:00 p.m., Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


             HOW TO BUY SHARES
-----------------------------------------------


(sidebar)
You may open a new account to buy Series shares or buy additional Series shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Series. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

When you buy Series shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge) after we receive your investment order in proper form. We reserve the right to reject any order for the purchase of Series shares.



CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you.
You may also access our office locator on our Internet site at:
www.deanwitter.com/funds
(end sidebar)

(sidebar)
EASYINVEST (SERVICE MARK)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)
     MINIMUM INVESTMENT AMOUNTS

                                                         MINIMUM INVESTMENT
INVESTMENT OPTIONS                                      INITIAL      ADDITIONAL
------------------                                      -------      ----------
 Regular accounts:                                    $1,000          $  100
 EasyInvest           (Automatically from your
 (SERVICE MARK)        checking or savings account
                       Money Market Fund)             $ 100*          $  100*


*     Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


THREE DAY SETTLEMENT. Series shares are sold through the Fund's distributor, Morgan Stanley Dean Witter Distributors Inc., on a normal three business day basis; that is, your payment for any Series shares is due on the third business day (settlement day) after you place a purchase order.

ADVISORY, ADMINISTRATIVE OR BROKERAGE PROGRAMS. There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Series' distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Series shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to a Series. To buy additional shares in this manner:

o Write a "letter of instruction" to the Series specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Multi-State Municipal Series Trust (name of Series).

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.


SALES CHARGES. Shares of each Series are sold at net asset value plus an initial sales charge of up to 4.0%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. A Series' shares are also subject to a distribution (12b-1) fee of up to 0.15% of the average daily net assets of the Series.

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing a Series' shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of the Series' shares you purchase. We offer three ways to reduce your sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


The offering price of Series shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                                                    FRONT-END SALES CHARGE
                                            PERCENTAGE OF         APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION            PUBLIC OFFERING PRICE       OF AMOUNT INVESTED
----------------------------            ---------------------       ------------------
 Less than $25,000                             4.00%                      4.17%
 $25,000 but less than $50,000                 3.50%                      3.63%
 $50,000 but less than $100,000                3.25%                      3.36%
 $100,000 but less than $250,000               2.75%                      2.83%
 $250,000 but less than $500,000               2.50%                      2.56%
 $500,000 but less than $1 million             1.75%                      1.78%
 $1 million and over                           0.50%                      0.50%



The reduced sales charge schedule is applicable to purchases of Series shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-Exempt Organizations

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of shares of a Series in a single transaction with purchases of another Series Class A shares of Multi-Class Funds and shares of other FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of shares of a Series purchased in a single transaction, together with shares of another Series or other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (1) notification is not furnished at the time of the order; or (2) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of shares of any Series or shares of Multi-Class Funds or shares of other FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid.


SALES CHARGE WAIVERS. Your purchase of Fund shares is not subject to a sales charge if your account qualifies under one of the following categories:

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.

PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows a Series to pay distribution fees of 0.15% for the distribution of these shares. It also allows a Series to pay for services to shareholders. Because these fees are paid out of a Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


We reserve the right to reject any order for the purchase of Series shares.


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             HOW TO EXCHANGE SHARES
-------------------------------------------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of a Series for shares of any other Series, for shares of another FSC Fund (subject to a front-end sales charge), for Class A shares of any continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.


Exchanges may be made after shares of a Series acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objectives, policies and investment minimums, and should be read before investment.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to a Series' transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, a Series' shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of a Series for shares of another Series or another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of a Series is considered a sale of Series shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

FREQUENT EXCHANGES. A pattern of frequent exchanges may result in a Series limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Series will notify you in advance of limiting your exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

--------------------

SYSTEMATIC
WITHDRAWAL PLAN


(sidebar)
This plan allows you to withdraw money automatically from your Series account at regular intervals. Contact your Morgan Stanley Dean Witter Financial Advisor for more details.
(end sidebar)



            [GRAPHIC OMITTED]


             HOW TO SELL SHARES
------------------------------------------------

You can sell some or all of your Series shares at any time. Your shares will be sold at the next price calculated after we receive your order in proper form.



 OPTIONS             PROCEDURES
-------------------- ----------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial
 Financial Advisor   Advisor or other authorized financial representative.
                     ----------------------------------------------------------------------------------

[GRAPHIC OMITTED]    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
 ----------------------------------------------------------------------------------
Systematic
Withdrawal Plan      If your investment in all of the Morgan Stanley Dean Witter Family of Funds has
                     a total market value of at least $10,000, you may elect to withdraw amounts of
                     $25 or more, or in any whole percentage of a Fund's (or Series') balance
[GRAPHIC OMITTED]    (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any Fund (or Series) with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                     ----------------------------------------------------------------------------------
                     To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley
                     Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                     o your account number;
[GRAPHIC OMITTED]    o the dollar amount or the number of shares you wish to sell; and
                     o o the signature of each owner as it appears on the account.
                     ----------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee.
                     You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact
                     Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ----------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey
                     City, New Jersey 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ----------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                     ----------------------------------------------------------------------------------



PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).


REINSTATEMENT PRIVILEGE. If you sell Series shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Series shares at their net asset value.

(sidebar)
TARGETED DIVIDENDS (SERVICE MARK)
You may select to have your Series distributions automatically invested in another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)


INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

MARGIN ACCOUNTS. Certain restrictions may apply to Series shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Series shares. If you hold Series shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.


[GRAPHIC OMITTED]


             DISTRIBUTIONS
----------------------------------------


Each Series passes substantially all of its earnings from income and capital gains along to its investors as "distributions." A Series earns interest from fixed-income investments. These amounts are passed along to Series shareholders as "income dividend distributions." A Series realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


Normally, income dividends are declared on each day the New York Stock Exchange is open for business and income dividends are distributed to shareholders monthly. Any capital gains are distributed in December; if a second capital gain distribution is necessary, it is usually paid in January of the following year. Each Series, however, may retain and reinvest any long-term capital gains. Each Series may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of a Series and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]


             TAX CONSEQUENCES
----------------------------------------------
As with any investment, you should consider how your Fund's investment in any particular Fund Series will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a particular Series.

You need to be aware of the possible tax consequences when:

o A Series makes distributions; and

o You sell Series shares, including an exchange to another Morgan Stanley Dean Witter Fund or Series.

TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and the designated state's personal income taxes -- to the extent they are derived from that state's municipal obligations or obligations of governments of Puerto Rico, the Virgin Islands or Guam. (With respect to the Minnesota Series, however, income dividend distributions are generally exempt from Minnesota personal income tax only if they are derived from Minnesota sources, such as obligations of the State of Minnesota and its municipalities.) Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. (Florida, however, does not impose income tax on individuals.)


Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities, the proceeds of which are used to finance private, for-profit organizations, are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. (In addition, Minnesota imposes an "alternative minimum tax" on individuals, estates and trusts that is based on their federal alternative minimum taxable income and certain other items.)


If you borrow money to purchase shares of any Series, the interest on the borrowed money is generally not deductible for personal income tax purposes.


Each Series may derive gains in part from municipal obligations the Series purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


If a Series makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Series shares. (Ohio and New Jersey Series capital gain distributions, however, are exempt from Ohio and New Jersey state income tax, respectively.) Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in a Series. (Minnesota and Pennsylvania, however, do not distinguish between short-term and long-term capital gains.)

PENNSYLVANIA SERIES ONLY. Shares in the Pennsylvania Series may be subject to an "intangible personal property" tax. A Pennsylvania State statute purports to authorize most counties to impose this tax, and some counties may levy the tax even though it is under constitutional challenge in the courts. While the Pennsylvania Series will invest predominately in securities that would not be subject to the tax, the remaining fraction of the Pennsylvania Series' investments would be subject to the intangible personal property tax.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Series shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. (Gains from the sale of New Jersey Series shares, however, are exempt from New Jersey income tax.) A sale also may be subject to local income tax. Your exchange of Series shares for shares of another Morgan Stanley Dean Witter Fund or Series is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate an investor would have earned or lost on an investment in a Series (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Series' financial statements, is included in the annual report, which is available upon request.



     ARIZONA SERIES




YEARS ENDED NOVEMBER 30                           1998            1997            1996            1995          1994
-----------------------                           ----            ----            ----            ----          ----
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.64          $10.59          $10.65          $9.42           $ 10.72
 ------------------------------------        ------          ------          ------          -----           -------
  Net investment income                      0.51            0.53            0.54            0.54              0.55
  Net realized and unrealized gain (loss)    0.17            0.05            (0.06)          1.23             (1.29)
                                             -------         -------         -------         -------         -------
 Total from investment operations            0.68            0.58            0.48            1.77             (0.74)
-------------------------------------------  -------         -------         -------         -------         -------
  Dividends to shareholders                  (0.51)          (0.53)          (0.54)          (0.54)           (0.55)
  Distributions to shareholders                --              --              --              --             (0.01)
                                             -------         -------         -------         -------         -------
 Total dividends and distributions           (0.51)          (0.53)          (0.54)          (0.54)           (0.56)
-------------------------------------------  -------         -------         -------         -------         -------
 Net asset value, end of period              10.81           10.64           10.59           10.65             9.42
-------------------------------------------  -------         -------         -------         -------         -------
 TOTAL RETURN+                               6.56%           5.64%           4.63%           19.21%           (7.16)%
 Net assets end of period (000's)           $41,655         $41,891         $46,248         $50,290         $47,628
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.65(1)%        0.66(1)%        0.65(1)%        0.65(1)%          0.62%
 Net investment income                       4.77%           5.04%           5.12%           5.33%             5.33%
-------------------------------------------  -------         -------         -------         -------         -------
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.65(1)%        0.66(1)%        0.65(1)%        0.65(1)%          0.63%
-------------------------------------------  -------         -------         -------         -------         -------
 Net investment income                       4.77%           5.04%           5.12%           5.33%             5.32%
 Portfolio turnover rate                       30%              2%              9%              6%               11%
-------------------------------------------  -------         -------         -------         -------         -------


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

----                                                           ----



     CALIFORNIA SERIES




YEARS ENDED NOVEMBER 30                           1998          1997         1996           1995          1994
 NET ASSET VALUE, BEGINNING OF PERIOD         $10.96         $  10.81     $  10.67      $ 9.38          $  11.00
-------------------------------------------   --------       --------     --------      --------        --------
  Net investment income                        0.54              0.55         0.56       0.56              0.58
  Net realized and unrealized gain (loss)      0.26              0.15         0.14       1.29             (1.48)
                                              --------       --------     --------      --------        --------
 Total from investment operations              0.80              0.70         0.70       1.85             (0.90)
-------------------------------------------   --------       --------     --------      --------        --------
  Dividends to shareholders                   (0.54)            (0.55)       (0.56)     (0.56)            (0.58)
  Distributions to shareholders                  --                --           --         --             (0.14)
                                              --------       --------     --------      --------        --------
 Total dividends and distributions            (0.54)            (0.55)       (0.56)     (0.56)            (0.72)
-------------------------------------------   --------       --------     --------      --------        --------
 Net asset value, end of period               11.22             10.96        10.81      10.67              9.38
-------------------------------------------   --------       --------     --------      --------        --------
 TOTAL RETURN+                                 7.58%             6.55%        6.76%     20.15%            (8.65)%
 Net assets end of period (000's)             $105,175       $104,209     $113,859      $117,769        $112,450
-------------------------------------------   --------       --------     --------      --------        --------
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                      0.59(1)%          0.59%        0.59%      0.60(1)%          0.58%
-------------------------------------------   --------       --------     --------      --------        --------
 Net investment income                         4.87%             5.08%        5.28%      5.50%             5.59%
-------------------------------------------   --------       --------     --------      --------        --------
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                      0.59(1)%          0.59%        0.59%      0.60(1)%          0.59%
-------------------------------------------   --------       --------     --------      --------        --------
 Net investment income                         4.87%             5.08%        5.28%      5.50%             5.58%
-------------------------------------------   --------       --------     --------      --------        --------
 Portfolio turnover rate                     24%                 17%          19%      5%              12%
-------------------------------------------   --------       --------     --------      --------        --------


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     FLORIDA SERIES




YEARS ENDED NOVEMBER 30                           1998          1997          1996            1995          1994
-----------------------                           ----          ----          ----            ----          ----
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.97          $ 10.86     $10.88          $9.60           $ 10.93
-------------------------------------------  -------         -------     -------         -------         -------
  Net investment income                      0.52               0.54     0.55            0.56              0.56
  Net realized and unrealized gain (loss)    0.28               0.11     (0.02)          1.28             (1.33)
                                              -------         -------     -------         -------         -------
 Total from investment operations            0.80               0.65     0.53            1.84             (0.77)
-------------------------------------------  -------         -------     -------         -------         -------
  Dividends to shareholders                  (0.52)            (0.54)    (0.55)          (0.56)           (0.56)
  Distributions to shareholders                --                 --       --              --                --
                                             -------         -------     -------         -------         -------
 Total dividends and distributions           (0.52)            (0.54)    (0.55)          (0.56)           (0.56)
-------------------------------------------  -------         -------     -------         -------         -------
 Net asset value, end of period              11.25             10.97     10.86           10.88             9.60
-------------------------------------------  -------         -------     -------         -------         -------
 TOTAL RETURN+                               7.58%              6.10%    5.03%           19.54%           (7.29)%
 Net assets end of period (000's)            $61,262         $65,088     $70,542         $74,058         $71,458
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.62(1)%           0.62%    0.62(1)%        0.63(1)%          0.61%
 Net investment income                       4.69%              5.02%    5.13%           5.34%             5.34%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.62(1)%           0.62%    0.62(1)%        0.63(1)%          0.62%
 Net investment income                       4.69%              5.02%    5.13%           5.34%             5.33%
 Portfolio turnover rate                     26%                 7%      25%             8%               3%


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     MASSACHUSETTS SERIES




YEARS ENDED NOVEMBER 30                           1998            1997            1996            1995          1994
 NET ASSET VALUE, BEGINNING OF PERIOD        $11.10          $10.92          $10.97          $9.60           $ 11.08
-------------------------------------------  -------         -------         -------         -------         -------
  Net investment income                      0.51            0.53            0.57            0.57              0.56
  Net realized and unrealized gain (loss)    0.25            0.18            (0.03)          1.37             (1.38)
                                             -------         -------         -------         -------         -------
 Total from investment operations            0.76            0.71            0.54            1.94             (0.82)
-------------------------------------------  -------         -------         -------         -------         -------
  Dividends to shareholders                  (0.51)          (0.53)          (0.57)          (0.57)           (0.56)
  Distributions to shareholders              (0.02)            --            (0.02)            --             (0.10)
                                             -------         -------         -------         -------         -------
 Total dividends and distributions           (0.53)          (0.53)          (0.59)          (0.57)           (0.66)
-------------------------------------------  -------         -------         -------         -------         -------
 Net asset value, end of period              11.33           11.10           10.92           10.97             9.60
-------------------------------------------  -------         -------         -------         -------         -------
 TOTAL RETURN+                               7.03%           6.68            5.07            20.58%           (7.71)%
 Net assets end of period (000's)            $15,236         $14,561         $16,021         $16,954         $15,507
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.83(1)%        0.79(1)%        0.50(1)%        0.50(1)%          0.50%
 Net investment income                       4.55%           4.85%           5.23%           5.39%             5.35%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.83(1)%        0.81(1)%        0.82(1)%        0.79(1)%          0.78%
 Net investment income                       4.55%           4.83%           4.91%           5.11%             5.07%
 Portfolio turnover rate                     31%             10%             11%             7%              10%


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     MICHIGAN SERIES




YEARS ENDED NOVEMBER 30                           1998            1997            1996            1995          1994
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.94          $10.78          $10.81          $9.46           $ 11.05
-------------------------------------------  -------         -------         -------         -------         -------
  Net investment income                      0.51            0.53            0.56            0.57              0.56
  Net realized and unrealized gain (loss)    0.25            0.16            (0.03)          1.35             (1.41)
                                             -------         -------         -------         -------         -------
 Total from investment operations            0.76            0.69            0.53            1.92             (0.85)
-------------------------------------------  -------         -------         -------         -------         -------
  Dividends to shareholders                  (0.51)          (0.53)          (0.56)          (0.57)           (0.56)
  Distributions to shareholders                --              --              --              --             (0.18)
                                             -------         -------         -------         -------         -------
 Total dividends and distributions           (0.51)          (0.53)          (0.56)          (0.57)           (0.74)
-------------------------------------------  -------         -------         -------         -------         -------
 Net asset value, end of period              11.19           10.94           10.78           10.81             9.46
-------------------------------------------  -------         -------         -------         -------         -------
 TOTAL RETURN+                               7.23%           6.52%           5.09%           20.69%           (8.07)%
 Net assets end of period (000's)            $17,759         $19,512         $20,863         $21,673         $19,831
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.78(1)%        0.72(1)%        0.50(1)%        0.50(1)%          0.50%
 Net investment income                       4.63%           4.95%           5.27%           5.49%             5.44%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.78(1)%        0.74(1)%        0.76(1)%        0.77(1)%          0.75%
 Net investment income                       4.63%           4.93%           5.01%           5.22%             5.19%
 Portfolio turnover rate                     40%             3%              5%              22%              9%


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     MINNESOTA SERIES




YEARS ENDED NOVEMBER 30                           1998            1997            1996            1995          1994
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.70          $10.60          $10.61          $9.28          $10.78
-------------------------------------------  -------         -------         -------         -------        -------
  Net investment income                      0.48            0.49            0.54            0.54            0.55
  Net realized and unrealized gain (loss)    0.13            0.10            (0.01)          1.33           (1.42)
                                             -------         -------         -------         -------        -------
 Total from investment operations            0.61            0.59            0.53            1.87           (0.87)
-------------------------------------------  -------         -------         -------         -------        -------
  Dividends to shareholders                  (0.49)          (0.49)          (0.54)          (0.54)         (0.55)
  Distributions to shareholders                --              --              --              --           (0.08)
                                             -------         -------         -------         -------        -------
 Total dividends and distributions           (0.49)          (0.49)          (0.54)          (0.54)         (0.63)
-------------------------------------------  -------         -------         -------         -------        -------
 Net asset value, end of period              10.82           10.70           10.60           10.61           9.28
-------------------------------------------  -------         -------         -------         -------        -------
 TOTAL RETURN+                               5.77%           5.76%           5.21%           20.60%         (8.42)%
 Net assets end of period (000's)            $8,417          $8,742          $9,923          $11,230        $9,793
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.99(1)%        0.94(1)%        0.50(1)%        0.50(1)%        0.50%
 Net investment income                       4.49%           4.68%           5.21%           5.35%           5.41%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.99(1)%        0.97(1)%        0.96(1)%        0.98(1)%        0.91%
 Net investment income                       4.49%           4.65%           4.75%           4.88%           5.00%
 Portfolio turnover rate                     20%             --%             5%              3%              14%


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     NEW JERSEY SERIES




YEARS ENDED NOVEMBER 30                           1998          1997          1996            1995          1994
-----------------------                           ----          ----          ----            ----          ----
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.88          $ 10.70     $10.73          $9.47           $ 10.94
-------------------------------------------  -------         -------     -------         -------         -------
  Net investment income                      0.53               0.53     0.55            0.56              0.55
  Net realized and unrealized gain (loss)    0.27               0.18     (0.03)          1.26             (1.39)
                                             -------         -------     -------         -------         -------
 Total from investment operations            0.80               0.71     0.52            1.82             (0.84)
-------------------------------------------  -------         -------     -------         -------         -------
  Dividends to shareholders                  (0.53)            (0.53)    (0.55)          (0.56)           (0.55)
  Distributions to shareholders                --                 --       --              --             (0.08)
                                             -------         -------     -------         -------         -------
 Total dividends and distributions           (0.53)            (0.53)    (0.55)          (0.56)           (0.63)
-------------------------------------------  -------         -------     -------         -------         -------
 Net asset value, end of period              11.15             10.88     10.70           10.73             9.47
-------------------------------------------  -------         -------     -------         -------         -------
 TOTAL RETURN+                               7.49%              6.99%    4.93%           19.60%           (7.96)%
 Net assets end of period (000's)            $41,803         $41,520     $44,829         $47,889         $45,497
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.67(1)%           0.66%    0.66(1)%        0.67(1)%          0.64%
 Net investment income                       4.77%              5.02%    5.23%           5.42%             5.38%
-------------------------------------------  -------         -------     -------         -------         -------
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.67(1)%           0.66%    0.66(1)%        0.67(1)%          0.65%
 Net investment income                       4.77%              5.02%    5.23%           5.42%             5.37%
 Portfolio turnover rate                     21%                14%      5%              14%              6%
-------------------------------------------  -------         -------     -------         -------         -------


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

40
----                                                                     ----

----                                                           ----



     NEW YORK SERIES




YEARS ENDED NOVEMBER 30                           1998            1997            1996            1995          1994
 NET ASSET VALUE, BEGINNING OF PERIOD        $11.11          $10.90          $10.88          $9.46           $ 11.03
-------------------------------------------  -------         -------         -------         -------         -------
  Net investment income                      0.52            0.53            0.56            0.56              0.57
  Net realized and unrealized gain (loss)    0.30            0.21            0.02            1.42             (1.52)
                                             -------         -------         -------         -------         -------
 Total from investment operations            0.82            0.74            0.58            1.98             (0.95)
-------------------------------------------  -------         -------         -------         -------         -------
  Dividends to shareholders                  (0.52)          (0.53)          (0.56)          (0.56)           (0.57)
  Distributions to shareholders                --              --              --              --             (0.05)
                                             -------         -------         -------         -------         -------
 Total dividends and distributions           (0.52)          (0.53)          (0.56)          (0.56)           (0.62)
-------------------------------------------  -------         -------         -------         -------         -------
 Net asset value, end of period              11.41           11.11           10.90           10.88             9.46
-------------------------------------------  -------         -------         -------         -------         -------
 TOTAL RETURN+                               7.50%           7.06%           5.46%           21.40%           (8.96)%
 Net assets end of period (000's)            $12,013         $12,586         $14,020         $14,388         $14,522
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.84(1)%        0.82(1)%        0.50(1)%        0.50(1)%          0.50%
 Net investment income                       4.57%           4.84%           5.25%           5.43%             5.48%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.84(1)%        0.84(1)%        0.84(1)%        0.85(1)%          0.82%
 Net investment income                       4.57%           4.82%           4.91%           5.09%             5.16%
 Portfolio turnover rate                     33%             4%              22%             24%             14%


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     OHIO SERIES




YEARS ENDED NOVEMBER 30                           1998            1997            1996            1995          1994
-----------------------                           ----            ----            ----            ----          ----
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.94          $10.77          $10.80          $9.42           $ 10.97
-------------------------------------------  -------         -------         -------         -------         -------
  Net investment income                      0.52            0.53            0.55            0.56              0.55
  Net realized and unrealized gain (loss)    0.21            0.17            (0.03)          1.38             (1.43)
                                             -------         -------         -------         -------         -------
 Total from investment operations            0.73            0.70            0.52            1.94             (0.88)
-------------------------------------------  -------         -------         -------         -------         -------
  Dividends to shareholders                  (0.52)          (0.53)          (0.55)          (0.56)           (0.55)
  Distributions to shareholders                --              --              --              --             (0.12)
                                             -------         -------         -------         -------         -------
 Total dividends and distributions           (0.52)          (0.53)          (0.55)          (0.56)           (0.67)
-------------------------------------------  -------         -------         -------         -------         -------
 Net asset value, end of period              11.15           10.94           10.77           10.80             9.42
-------------------------------------------  -------         -------         -------         -------         -------
 TOTAL RETURN+                               6.84%           6.67%           5.04%           21.02%           (8.34)%
 Net assets end of period (000's)            $18,580         $18,476         $21,207         $23,104         $20,693
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                    0.75(1)%        0.73(1)%        0.50(1)%        0.50(1)%          0.50%
 Net investment income                       4.70%           4.90%           5.23%           5.42%             5.31%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                    0.75(1)%        0.74(1)%        0.75(1)%        0.77(1)%          0.71%
 Net investment income                       4.70%           4.89%           4.98%           5.16%             5.10%
 Portfolio turnover rate                       37%              5%             32%             19%               18%
-------------------------------------------  -------         -------     -------         -------         -------


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

     PENNSYLVANIA SERIES




YEARS ENDED NOVEMBER 30                         1998        1997          1996            1995          1994
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 10.97     $ 10.85     $10.85          $9.56           $ 11.01
-------------------------------------------  -------     -------     -------         -------         -------
  Net investment income                         0.53        0.54     0.55            0.55              0.56
  Net realized and unrealized gain (loss)       0.18        0.14       --            1.29             (1.39)
                                             -------     -------     -------         -------         -------
 Total from investment operations               0.71        0.68     0.55            1.84             (0.83)
-------------------------------------------  -------     -------     -------         -------         -------
  Dividends to shareholders                    (0.53)      (0.54)    (0.55)          (0.55)           (0.56)
  Distributions to shareholders                   --       (0.02)      --              --             (0.06)
                                             -------     -------     -------         -------         -------
 Total dividends and distributions             (0.53)      (0.56)    (0.55)          (0.55)           (0.62)
-------------------------------------------  -------     -------     -------         -------         -------
 Net asset value, end of period                11.15       10.97     10.85           10.85             9.56
-------------------------------------------  -------     -------     -------         -------         -------
 TOTAL RETURN+                                  6.60%       6.53%    5.27%           19.65%           (7.84)%
 Net assets end of period (000's)            $53,808     $44,056     $47,055         $53,935         $47,557
 RATIOS TO AVERAGE NET ASSETS
 (AFTER EXPENSES WERE ASSUMED)
 Expenses                                       0.64%       0.66%    0.65(1)%        0.66(1)%          0.64%
 Net investment income                          4.75%       5.01%    5.17%           5.29%             5.37%
 RATIOS TO AVERAGE NET ASSETS
 (BEFORE EXPENSES WERE ASSUMED)
 Expenses                                       0.64%       0.66%    0.65(1)%        0.66(1)%          0.66%
 Net investment income                          4.75%       5.01%    5.17%           5.29%             5.35%
 Portfolio turnover rate                        26%          8%      --%             8%              19%


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

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MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS



                           The Morgan Stanley Dean Witter Family of Funds
                           offers investors a wide range of investment choices.
                           Come on in and meet the family!
-----------------------------------------------------------------------------------
GROWTH FUNDS              American Value Fund                        Health Sciences Trust


                          Capital Growth Securities                  Information Fund

                          Developing Growth Securities               Natural Resource Development Securities

                                                                     Precious Metals and Minerals Trust

                          Equity Fund                                GLOBAL/INTERNATIONAL FUNDS

                          Growth Fund                                Competitive Edge Fund - "Best Ideas" Portfolio

                          Market Leader Trust                        European Growth Fund

                          Mid-Cap Growth Fund                        Fund of Funds International Portfolio

                          Special Value Fund                         Global Dividend Growth Securities

                          Value Fund                                 International SmallCap Fund

                          THEME FUNDS                                Japan Fund

                          Financial Services Trust                   Pacific Growth Fund

-----------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS    Balanced Growth Fund                       S&P 500 Select Fund

                          Balanced Income Fund
                                                                     Strategist Fund
                          Convertible Securities Trust

                          Dividend Growth Securities                 Value-Added Market Series/Equity Portfolio

                          Fund of Funds - Domestic Portfolio         THEME FUNDS

                          Income Builder Fund                        Global Utilities Fund

                          Mid-Cap Dividend Growth Securities         Real Estate Fund

                          S&P 500 Index Fund                         Utilities Fund
-----------------------------------------------------------------------------------
INCOME FUNDS              GOVERNMENT INCOME FUNDS                    GLOBAL INCOME FUNDS

                          Federal Securities Trust                   World Wide Income Trust

                          Short-Term U.S. Treasury Trust             TAX-FREE INCOME FUNDS

                          U.S. Government Securities Trust           California Tax-Free Income Fund

                          DIVERSIFIED INCOME FUNDS                   Hawaii Municipal Trust(FSC)

                          Diversified Income Trust                   Limited Term Municipal Trust(NL)

                          CORPORATE INCOME FUNDS                     Multi-State Municipal Series Trust(FSC)

                          High Yield Securities                      New York Tax-Free Income Fund

                          Intermediate Income Securities             Tax-Exempt Securities Trust

                          Short-Term Bond Fund(NL)

-----------------------------------------------------------------------------------
MONEY MARKET FUNDS        TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS

                          Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)

                          U.S. Government Money Market Trust(MM)     N.Y. Municipal Money Market Trust(MM)

                                                                     Tax-Free Daily Income Trust(MM)

-----------------------------------------------------------------------------------


NEW FUNDS

There may be Funds created after this Prospectus was published. Please consult the inside front cover of a new Fund's Prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.



Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

MORGAN STANLEY DEAN WITTER
MULTI-STATE MUNICIPAL SERIES TRUST


TICKER SYMBOLS:
 Arizona               DWAZX
------------------
 California            DWCAX
------------------
 Florida               DWFLX
------------------
 Massachusetts         MASER
------------------
 Michigan              MISER
------------------
 Minnesota             MNSER
------------------
 New Jersey            DWNJX
------------------
 New York              NYSER
------------------
 Ohio                  OHSER
------------------
 Pennsylvania          DWPAX
------------------


Additional information about each Series' investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Series' performance during the Fund's last fiscal year. The Fund's Statement of Additional Information also provides additional information about each Series, including investment and risk information concerning municipal obligations of each relevant state. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                           (800) 869-NEWS (toll free)

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about a Series are available on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.



(INVESTMENT COMPANY ACT FILE NO. 811-6208)

STATEMENT OF ADDITIONAL INFORMATION
                                        MORGAN STANLEY DEAN WITTER

                                        MULTI-STATE MUNICIPAL
MARCH 30, 1999

                                        SERIES TRUST


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated March 30, 1999) for the Morgan Stanley Dean Witter Multi-State Municipal Series Trust may be obtained without charge from the Trust at its address or telephone numbers listed below or from Dean Witter Reynolds at any of its branch offices. The Trust consists of 10 separate fund portfolios referred to as Series: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series.




Morgan Stanley Dean Witter Multi-State Municipal Series Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History ....................................................................   4
II.    Description of the Fund and the Investments and Risks of the Series .............   4
          A. Classification ............................................................   4
          B. Investment Strategies and Risks ...........................................   4
          C. Fund Policies/Investment Restrictions .....................................  42
III.   Management of the Fund ..........................................................  44
          A. Board of Trustees .........................................................  44
          B. Management Information ....................................................  44
          C. Compensation ..............................................................  48
IV.    Control Persons and Principal Holders of Securities .............................  51
V.     Investment Management and Other Services ........................................  51
          A. Investment Manager ........................................................  51
          B. Principal Underwriter .....................................................  51
          C. Services Provided by the Investment Manager and Fund Expenses Paid by Third
         Parties .......................................................................  52
          D. Dealer Reallowances .......................................................  53
          E. Rule 12b-1 Plan ...........................................................  53
          F. Other Service Providers ...................................................  54
VI.    Brokerage Allocation and Other Practices ........................................  55
          A. Brokerage Transactions ....................................................  55
          B. Commissions ...............................................................  55
          C. Brokerage Selection .......................................................  56
          D. Directed Brokerage ........................................................  56
          E. Regular Broker-Dealers ....................................................  56
VII.   Capital Stock and Other Securities ..............................................  57
VIII.  Purchase, Redemption and Pricing of Shares ......................................  57
          A. Purchase/Redemption of Shares .............................................  57
          B. Offering Price ............................................................  58
IX.    Taxation of the Fund and Shareholders ...........................................  58
X.     Underwriters ....................................................................  66
XI.    Calculation of Performance Data .................................................  66
XII.   Financial Statements ............................................................  69
XIII.  Appendix--Ratings of Investments ................................................ 115

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" -- The Bank of New York is the Custodian of the Fund's assets.

     "Dean Witter Reynolds" -- Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" -- Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" -- Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund" -- Morgan Stanley Dean Witter Multi-State Municipal Series Trust, a registered open-end investment company.

     "Investment Manager" -- Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" -- Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" -- Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

   "MSDW Services Company" -- Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Series" -- Each of the following ten separate portfolios of the Fund: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series.


     "Transfer Agent" -- Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


     The Fund was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 29, 1990, with the name Dean Witter Multi-State Municipal Series Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Multi-State Municipal Series Trust.


II. DESCRIPTION OF THE FUND AND THE INVESTMENTS AND RISKS OF THE SERIES
--------------------------------------------------------------------------------

A. CLASSIFICATION



     The Fund is an open-end, non-diversified management investment company. The Fund consists of 10 separate fund portfolios referred to as "Series:" the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series. The investment objective of each Series is to provide a high a level of current income exempt from both federal and the designated state income tax, consistent with the preservation of capital.



B. INVESTMENT STRATEGIES AND RISKS


     The following discussion of the Series' investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. Each Series may invest up to 20% of its total assets in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each Series' shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the State Series may be purchased by each Series.


     The types of taxable money market instruments in which each Series may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities;
(ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. Each Series may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Series may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to a Series of purchasing obligations with a demand feature is that liquidity, and the ability of the Series to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL REVENUE BONDS. Each Series may invest in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

     LENDING OF PORTFOLIO SECURITIES. Each Series may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Series and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Series any income accruing thereon, and the Series may invest the cash collateral in portfolio securities, thereby earning additional income. Each Series will not lend more than 25% of the value of the total assets of any Series. Loans will be subject to termination by a Series in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Series and its shareholders. A Series may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which a Series lends its portfolio securities will be monitored on an ongoing basis.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. Each Series may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by a Series, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Series, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by a Series entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Series is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Series pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Series entering into a futures contract sale. If the offsetting sale price exceeds the purchase price the Series realizes a gain, and if the offsetting sale price is less than the purchase price the Series realizes a loss.


     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option changes is reflected in the net asset value of the particular Series holding the options.


     Each Series is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Series may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. Each Series may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of each Series portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.


     Another risk is that a Series' Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Series sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, that Series would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.


     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.


     A Series may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of that Series' total assets. In instances involving the purchase of futures contracts by a Series, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents or other liquid portfolio securities to collateralize the position and thereby ensure that the use of such futures is unleveraged. A Series may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of the net assets of that Series would be hedged.

     Municipal Bond Index Futures. Each Series may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     Options. Each Series may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of a Series' portfolio. A Series will only buy options listed on national securities exchanges. A Series will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Series total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. Each Series will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.


     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.


     A Series will only write covered call or covered put options listed on national exchanges. A Series may not write covered options in an amount exceeding 20% of the value of the total assets of that Series. A call option is "covered" if a Series owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Series holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Series in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if a Series maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Series has been assigned an exercise notice, the Series will be unable to effect a closing purchase transaction. Similarly, if the Series is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of a Series can be effected when the Series so desires.

     A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by a Series is exercised, the Series may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     REPURCHASE AGREEMENTS. Each Series may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Series in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations. These agreements, which may be viewed as a type of secured lending by the Series, typically involve the acquisition by a Series of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Series will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a Series to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Series follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Series will seek to liquidate such collateral. However, the exercising of the Series' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Series could suffer a loss. It is the current policy of each Series not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by that Series, amount to more than 10% of the total assets of that Series.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Series may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Series will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Series may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time a Series makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Series' assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. Each Series will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

     YEAR 2000. The investment management services provided to the Fund and each Series by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

     In addition, it is possible that the markets for securities in which a Series invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


     THE ARIZONA SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. The Arizona Series will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations. If any of such political subdivisions are unable to meet their financial obligations, the income derived by the Arizona Series, the ability to preserve or realize appreciation of the Arizona Series' capital, and the liquidity of the Arizona Series could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the Arizona Series may invest.

     Arizona's economy continues on a path of strong growth, although economists at Arizona State University expect the growth rate to slow. There are, however, no signs of any serious imbalances. Arizona's economy is among the fastest growing in the country. The state's population increased by more than 100,000 each year during the 7-year period from 1991 to 1998. During 1998, Arizona's population was estimated at approximately 4.7 million. As a result, homebuilding and commercial construction are extremely strong, although construction is expected to slow somewhat in 1999. This growth in population will require corresponding increases in revenues of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenues.

     The state's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism and the military. State unemployment rates have remained generally comparable to the national average in recent years, while the Arizona economy has generally performed above the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In 1998, the Arizona rate of non-agricultural job creation ranked first in the nation. Furthermore, in 1998, Arizona's personal income increased by an estimated 7.4 percent.

     The State of Arizona has no statewide program for addressing the potential problems posed by the inability of certain computer systems to properly recognize and process data-sensitive information relative to the Year 2000 and beyond. The State of Arizona and a number of the political subdivisions within Arizona have implemented specific programs to address such problems. However, such programs are on a subdivision-by-subdivision basis and vary widely in both scope and coverage. There can be no assurance that such programs being undertaken by state or local government agencies or other political subdivisions will be sufficient to avoid adverse impact upon the functioning or financial condition of such agencies or subdivisions. Further, there can be no assurance that political subdivisions which have not implemented such programs will do so or that, if implemented, their programs will be sufficient to avoid such adverse impacts.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.


     Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the State to $350,000. However, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways which are paid from revenues generated from, among other sources, gasoline taxes.

     Arizona's constitution also restricts debt payable from general tax revenues of certain other issuers of the State. Most importantly, no county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (ii) any incorporated city or town of the State with such assent may be allowed to become indebted in up to a 20% additional amount for (a) supplying such city or town with water, artificial light, or sewers when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality and (b) the acquisition and development by such city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities. Annual property tax levies for the payment of such debt, which pursuant to applicable statutes may only be issued for limited purposes, are unlimited as to rate or amount. Other obligations may be issued by counties, cities, towns, school districts and other municipal corporations, sometimes without an election. Such obligations are payable from, among other revenue sources, project revenues, special assessments, annual budget appropriations and excise, transaction privilege and use taxes.


     Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are exempt specifically from the above-noted restrictions of the constitution and may issue obligations for limited purposes, payable from a variety of revenue sources. For example, Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a federal reclamation project and an electric system which generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

     THE CALIFORNIA SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. The following describes certain risks with respect to municipal obligations of California issuers in which the California Series may invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and other public documents available as of the date of this Statement of Additional Information. Although the Investment Manager has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     The California Series will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

     Certain debt obligations held by the California Series may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the California Series may be impaired.

     In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In Nordlinger v. Hahn, the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

     In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the State and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

     If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit.

     In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

     In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and
(viii) permits these provisions to be amended exclusively by the voters of the State of California.

     In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

     In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

     In November 1988, California voters approved Proposition 98. This initiative requires that (i) revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

     Certain tax-exempt securities in which the California Series may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law which could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     California is the most populous state in the nation with a total population estimated at 32.9 million. The State now comprises 12.3% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% at the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effect elsewhere, may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

     The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

     The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

     The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

     The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 billion in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under budgeting certain expenditures, spending cutbacks, and savings assumptions.

     As of November 1, 1998, the State had over $18.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $5.7 billion remained unissued as of November 1, 1998. At the November 3, 1998 election, voters approved a bond measure totaling $9.2 billion for public school construction and renovation, and for higher education facilities. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of November 1, 1998, the State had approximately $6.5 billion of outstanding Lease-Purchase Debt.

     In addition to the general obligation bonds, State agencies and authorities had approximately $24.6 billion aggregate principal amount of revenue bonds and notes outstanding as of September 30, 1998. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

     Because of the State of California's budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P, and to A from AA by Fitch. Moody's, Fitch and S&P expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Year 2000. In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies.

     On December 6, 1994, Orange County, California, became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately

$1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

     Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, and among other things, severe operating deficits for the county's health care system. In addition, the county was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-99 budget, which would be 5.3% larger than the 1997-98 budget, and which would not require cuts in services and jobs to close a projected deficit. In June 1998, the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2. The City of Los Angeles is the largest city in the county and its general obligation bonds are rated AA by S&P and Aa by Moody's.

     The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.


     THE FLORIDA SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. The following information is provided only for general information purposes and is not intended to be a description or summary of the investment considerations and factors which may have an affect on the Florida Series or the obligations of the issuers in which the Florida Series may invest. Prospective investors must read the entire prospectus to obtain information essential to the making of an informed investment decision.


     The Florida Series invests primarily in municipal securities and obligations of counties, cities, school districts, special districts, and other government authorities and issuers of the State of Florida, the interest on which is excludable from gross income for federal income tax purposes. The Florida Series may also invest in tax-exempt, municipal securities and obligations that are issued by governmental entities for the benefit of certain private obligors. The repayment of such securities and obligations ultimately is the responsibility of the private obligor and the governmental issuer typically is not responsible for the repayment of such securities and obligations. The municipal securities market of Florida is very diverse and includes many different types of obligations that are issued by a number of different issuers and which are payable from a variety of revenue sources. Accordingly, the ability of Florida issuers or private obligors to meet their obligations with respect to such municipal securities is influenced by various political, legal, economic and regulatory factors affecting such issuers, the State of Florida and the repayment sources supporting municipal obligations. If any of such issuers or private obligors cannot satisfy their repayment obligations, for any reason, the income, value and liquidity of the Florida Series may be adversely affected.

     As of January 1, 1999, the State of Florida's general obligation debt maintained ratings of "AA+" from Standard & Poor's Ratings Group, "AA" from Fitch IBCA and "Aa2" from Moody's Investors Service. It should be noted, however, that the Florida Series is not required to invest in Florida general obligation debt and, accordingly, may or may not have any investments in Florida general obligation debt from time to time. Some issuers in which the Florida Series invests may have ratings lower than those noted above while others may have higher ratings.

     Florida presently is the fourth largest state in the United States and continues to be one of the most rapidly growing states. Between 1980 and 1990, Florida's population increased by approximately 3.2 million people, the second largest population increase for any state during the decade (California was first). During such period of time, Florida's total percentage growth in population was 32.7%, the fourth largest percentage increase among states. Florida's population has continued to grow since 1990, but at a slower pace than during the 1980s and prior decades. As of April 1, 1998, Florida's population had grown approximately 15.9 percent since April 1, 1990 to a total population of 15,000,475, making Florida the 11th fastest growing state in the 1990's.

     Florida's principal economic sectors include services and tourism, retail, light manufacturing, particularly in the electronic, chemical and transportation areas, finance and insurance, real estate, wholesale trade, transportation and communications, agriculture, government and the military. During the last few calendar years Florida's unemployment figures have approximated the national average. Florida's economy has strengthened over the last several years reflecting the strong national economy. Most of Florida's economic sectors are expected to grow in the future and in light of Florida's geographic location and diverse population, it is anticipated that Florida will continue to benefit from the expanding world markets, especially Latin America.



     The State of Florida and its political subdivisions are each required by law to maintain balanced budgets. In order to satisfy this requirement, Florida government entities have utilized a combination of spending reductions and revenue enhancements. From time to time, tax and/or spending limitation initiatives are introduced by the Florida Legislature or are proposed by the citizens of the State in the form of amendments to the Florida Constitution. Two such amendments are now effective and are generally described below.


     By voter referendum held in 1992, the Florida Constitution was amended by adding a subsection which, in effect, limits the annual increases in assessed just value of homestead property to the lesser of (1) three percent of the assessment for the prior year, or (2) the percentage change in the Consumer Price Index, as described and calculated in such amendment. The amendment further provides that (1) no assessment shall exceed just value, (2) after any change of ownership of homestead property or upon termination of homestead status, such property shall be reassessed at just value as of January 1 of the year following the year of sale or change of status, (3) new homestead property shall be assessed at just value as of January 1 of the year following the establishment of the homestead, and (4) changes, additions, reductions or improvements to homestead property shall initially be assessed as provided for by general law, and thereafter as provided in the amendment. Pursuant to a Florida Supreme Court ruling, the amendment became effective on January 1, 1995. Studies have been conducted analyzing the effect of this amendment on property values and tax collections in Florida since its effective date. Such studies conclude that while the assessed values of homestead property within the State have been lower due to the amendment, the impact on total property tax revenues for local governments within the State has been small due to growth in the total property tax base and the property tax revenues received with respect to non-homestead property. It is expected that the amendment's impact will be similar in future years.

     In the 1994 general election, Florida voters approved an amendment to the Florida Constitution which is commonly referred to as the "Limitation On State Revenues Amendment." This amendment provides that state revenues collected for any fiscal year shall be limited to state revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to a budget stabilization fund until the fund reaches the maximum balance specified in the amendment to the Florida Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on state revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote in each house. This amendment took effect on January 1, 1995, and was first applicable to the State's fiscal year 1995-96. This amendment has had no impact for the initial three state fiscal years following the effective date of the amendment, as State revenues were substantially below the constitutionally imposed limitation. It is projected that State revenues for the next few fiscal years also will not exceed the applicable revenue limitations. Estimates or projections beyond such period cannot be made with any certainty at this time.


     As the year 2000 approaches, computer systems worldwide will undergo a date transition that may cause major problems and errors if corrective measures are not taken. The problem arises in those systems in software programs which use 2-digit date codes. These codes may recognize the year 2000 as the year 1900, causing many of the systems to malfunction or fail. Many Florida issuers are taking steps to remedy any year 2000 problems that may exist with respect to their own computer systems. Some of such issuers may expend substantial funds in connection with such remediation efforts and, accordingly, their individual financial situations may be adversely affected. Other issuers in Florida have not yet made any attempts to solve their potential year 2000 problems. There can be no assurance that the Florida issuers in which the Florida Series invests, their vendors, paying agents or other third parties providing services thereto have or are effectively dealing with year 2000 issues as the year 2000 approaches. To the extent any of the foregoing do not effectively resolve their own year 2000 computer issues, the Florida Series' investments may be adversely affected.


     THE MASSACHUSETTS SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. Between 1982 and 1988 The Commonwealth of Massachusetts had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. The Commonwealth experienced a significant economic slowdown from 1988 through 1992, with particular deterioration in the construction, real estate, insurance, financial and manufacturing sectors, including certain high technology areas. Economic activity has since improved and led to improvements in the housing industry and employment rates. Unemployment had risen to 8.5% in 1992, as compared to a national average of 7.4%; but decreased to 5.1% at the end of fiscal 1995 and further decreased to 4.1% at the end of fiscal 1996. At the end of fiscal 1997, the Massachusetts unemployment rate was 3.7% as compared to the national rate of 4.7%.

     The recent economic growth has resulted in a progressive growth of state tax revenues since 1993. Tax revenues for fiscal year 1998 are currently projected to be approximately 2.6% above fiscal year 1997. The Commonwealth had a budgetary deficit for fiscal year 1989 and 1990 of $466.4 million and $1,362.7 billion respectively. Deficits were avoided in fiscal 1991 and 1992, and a surplus was achieved in 1993, 1994, 1995 and 1996. In 1992, Standard & Poor's and Moody's raised their ratings of the Commonwealth's general obligation bonds from BBB and Baa1, respectively, to A and A, respectively and Standard & Poor's further raised such ratings to A+ in 1993. Currently, the Commonwealth's general obligation bonds are rated A1 and AA by Moody's and Standard & Poor's, respectively. From time to time, the rating agencies may further change their ratings in response to budgetary matters or other economic indicators. Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior fiscal years) was limited to ten percent. Moreover, Massachusetts local governmental entities are subject to certain limitations on their taxing power that could affect their ability or the ability of the Commonwealth to meet their respective financial obligations.

     If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Massachusetts Series, the Series' net asset value, the Series' ability to preserve or realize capital appreciation or the Series' liquidity could be adversely affected.

     Between 1982 and 1988 The Commonwealth of Massachusetts had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed from 1988 to 1992, however, as the Commonwealth experienced a significant economic slowdown, with particular deterioration in the construction, real estate, financial, insurance and manufacturing sectors, including certain high technology areas.

Economic activity began to improve in 1993 and continued to improve in 1994, particularly in the construction and service sectors as well as in housing sales. Since 1995, the services and wholesale and retail trade industries have been the two largest industries by number of employees. A continued low rate of inflation is expected to keep wage growth low and allow for slow-paced positive growth in the Massachusetts economy. Unemployment (which rose to approximately 8.5% at the end of 1992) fell to 6.6% at the end of 1993 as compared to the national averages of 7.4% at the end of 1992 and 6.4% at the end of 1993. Unemployment fell an additional 2% to 6.4% at the end of fiscal 1994 as compared to the national average of 5.8%. By the end of fiscal 1995, unemployment fell even with the national average of 5.6%. The Massachusetts employment rate at the end of fiscal 1997 was 3.7%, 1% below the national rate of 4.7%.

     Growth of state tax revenues in the Commonwealth slowed considerably in fiscal 1988, fiscal 1989 and fiscal 1990, while expenditures for state programs and services increased. Fiscal 1989 and 1990 ended with budgetary deficits of $466.4 million and $1.362 billion, respectively. The Commonwealth achieved budget surpluses in each fiscal year since 1991. The Commonwealth's fiscal 1997 budgeted revenues and other sources are estimated to be approximately $18.4 billion. The Commonwealth's fiscal 1998 budgeted expenditures and other uses are estimated to be approximately $18.7 billion. On a statutory basis of accounting, budgeted funds have achieved a positive ending balance since 1993, increasing this balance from $562.5 million in fiscal year 1993 to $1.394 million in fiscal year 1997 for a cumulative improvement of $831.5 million. In 1991, Standard & Poor's and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA and Aa, respectively, to BBB and Baa, respectively, but in 1992 each raised such ratings to A and in 1993, Standard & Poor's further increased such rating to A+. From time to time, the rating agencies may further change their ratings. Currently, the Commonwealth's general obligation bonds are rated A1 and AA by Moody's and Standard & Poor's, respectively.

     The Commonwealth's fiscal 1991 budget achieved a small surplus principally as a result of a one time reimbursement claim for Federal funds available under Medicaid reimbursement programs. In fiscal 1992 and 1993, budget surpluses were achieved through appropriation and spending reductions and a significant increase in revenues attributable to tax increases and enhanced revenue collections. Fiscal 1993 and 1994 tax revenues increased to account for approximately 45% of all revenues and financing sources. Fiscal 1996 tax revenues increased to account for approximately 47.5% of all revenues and financing sources. Fiscal 1997 tax revenues accounted for 47.7%. Tax revenues for 1998 are estimated to be 2.7% above fiscal 1997.

     Growth of tax revenues in the Commonwealth is limited by law. In addition, effective July 1, 1990, limitations were placed on the amount of direct bonds (other than Fiscal Recovery Bonds and certain other limited exceptions) the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt (other than Fiscal Recovery Bonds) of the Commonwealth was limited to 10 percent of such appropriation.

     Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely effect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to pay debt service on their obligations.

     In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 21/2," an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service.

Proposition 21/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year.

     To offset shortfalls experienced by local governments as a result of the implementation of Proposition 21/2, the state government increased direct local aid from the 1981 level of $1.632 billion to the fiscal 1989 level of $2.9 billion; however, direct local aid dropped in fiscal 1991 and 1992 to approximately $2.6 billion and $2.3 billion, respectively. Fiscal 1993 and 1994 direct local aid increased to $2.5 billion and $2.7 billion, respectively. In fiscal 1995 and 1996, direct local aid increased to $3.0 billion and $3.3 billion, respectively. In fiscal 1997, direct local aid increased to $3.7 billion.


     THE MICHIGAN SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Michigan and other sources that are generally available to investors, including the State of Michigan Comprehensive Annual Financial Reports for the fiscal years ended September 30, 1995, 1996 and 1997. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Michigan. Such information constitutes only a brief summary, relates primarily to the State of Michigan, does not purport to include details relating to all potential issuers within the State of Michigan whose securities may be purchased by the Michigan Series and does not purport to be a complete description.

     Economy. The principal sectors of Michigan's economy are durable goods manufacturing (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, Michigan's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of Michigan's labor force. This figure fell to 14.52 in 1997. This was a decrease from the level of 15.26% in 1995. However, manufacturing (including auto-related manufacturing) continues to be an important part of Michigan's economy. Those industries are highly cyclical; historically, during periods of economic decline or slow economic growth, the cyclical nature of those industries has adversely affected the revenue streams of Michigan and its political subdivisions because it has adversely impacted certain tax sources, particularly sales taxes, income taxes and single business taxes. Income per capita in Michigan in 1997 was approximately 1.2 percent lower than the national average. For the fifth consecutive year, contrary to the prior historical trend, the average annual unemployment rate for 1998 in Michigan was slightly lower than the average rate for the United States.


     Budget. The budget of Michigan is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles. Michigan's Fiscal Year begins on October 1 and ends September 30 of the following year. Under Michigan law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The Michigan Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.


     Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or average thereof in the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by 1 percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than 1 percent may be transferred into Michigan's Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     Michigan finances its operations through its General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 56% of General Fund revenues are obtained from the payment of state taxes, and approximately 44% are obtained from federal and nontax revenue sources. The majority of the revenues from state taxes are from the personal income tax, the single business tax, the use tax and the sales tax. In addition, Michigan levies various other taxes. Over two-thirds of total General Fund expenditures are made for education, the Family Independence Agency and the Department of Community Health. State support of public education consists of aid to local and intermediate school districts (which provide education to children in grades kindergarten through 12), charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts. The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs in Michigan, including Medicare, Medicaid and the Temporary Assistance to Needy Families (the "TANF") block grant.


     Michigan ended fiscal years 1994-95, 1995-96 and 1996-97 with General Fund surpluses of $67.4 million, $91.3 million, and $53.3 million respectively. In fiscal years 1994-95 and 1995-96, the State of Michigan made deposits into its Counter-Cyclical Budget and Economic Stabilization Fund (BSF), those being in the amounts of $377.8 million and $150.5 million, respectively. The unreserved balances for the BSF as of the end of fiscal years 1994-95 and 1995-96, reported on a cash basis, were $1,083.4 million and $1,173.4 million respectively.


     The Michigan Legislature has adopted the budget for fiscal year 1998-99.


     Debt. The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year,
(ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.



     Michigan has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan purposes, which as of September 30, 1998 totaled approximately $874 million. In November 1988 Michigan's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $173 million remained to be issued as of September 30, 1998.

     On April 28, 1998, the State issued $160 million in general obligation school loan bonds for school loan purposes and on June 3, 1998, the State issued $90 million in general obligation environmental protection program bonds. Additionally, in November 1998, the Michigan voters approved the issuance of $675 million in general obligation indebtedness for environmental and other purposes.


     There are also various state authorities and special purpose agencies created by Michigan which issue bonds secured by specific revenues. Such debt is not a general obligation of Michigan.

     Litigation. Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of Michigan, substantially affect State programs or finances. Those lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under Michigan taxes. The ultimate disposition and consequences of all of those proceedings were not determinable as of March 4, 1998. In an order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided, in the consolidated cases of Durant v.

State of Michigan and Schmidt v. State of Michigan, that the state must pay $212 million to 84 school districts to settle litigation involving state mandates. The governor signed legislation providing $212 million to the 84 school districts. The $212 million was paid from the BSF on April 15, 1998. Approximately 400 other school districts asserted similar claims; the State has settled with these districts for payments that will, over fifteen years beginning in the fiscal year 1998-99, total $632 million. This amount is to be paid from the BSF and the General Fund; half in annual payments over ten years, and half in annual payments over fifteen years.

     On May 14, 1998, more than 100 Michigan school districts and individuals filed suit in the Michigan Court of Appeals, asserting that the current version of the state school aid act violates the Michigan Constitution in much the same manner as prior versions of the act were ruled unconstitutional by the Michigan Supreme Court in Durant, Durant, et al v State, et al ("Durant II"). The Durant II plaintiffs are seeking a monetary remedy of approximately $347 million for the 1997-1998 school year for the State's alleged underfunding of special education services, special education transportation, and school lunch programs. The Durant II plaintiffs are also requesting a declaratory judgment that the current version of the state school aid act will not provide proper funding levels for future school years. They also seek attorneys fees and costs of the litigation. The ultimate disposition of the legal proceedings described in this paragraph is not presently determinable.

     Year 2000. On October 1, 1997, the State created the Year 2000 Project Office to provide guidance, coordinate oversight for application software, manage Year 2000 funds, provide monitoring support, quality assurance and other matters. The State has undertaken an inventory and assessment of all applications and classified the software. The State's goal is to have all critical applications operable by December 31, 1998, and all other applications operable by September 30, 1999.

     For fiscal year 1996-97, the Year 2000 Project Office was appropriated $55.6 million. Any unexpended portion of the appropriation is to be carried over to the next succeeding fiscal year. The Department of Management and Budget currently believes that such appropriations will be sufficient to complete the Year 2000 Project.

     Although the State is currently on schedule to meet its objectives for Year 2000 compliance, the State is not, as of the date of this Official Statement, Year 2000 compliant. The State currently believes that it will continue to meet the objectives and time frames set forth above for the Year 2000 Project. There can, however, be no assurance that such completion will be done in a timely manner. Further, if the State successfully addresses its Year 2000 compliance there can be no assurance that any other organization or governmental agency with which the State electronically interacts, including State vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State may face material adverse consequences with respect to its revenues and operations.

     Property Tax Initiatives. On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective on January 1, 1995. Beginning in 1994, a State of Michigan property tax of six mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on annual assessment increases for each parcel of property beginning in 1995; increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State's School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State of Michigan and raises additional State revenues to fund those additional State expenses. Those additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     Ratings. As of January 20, 1999, Michigan's general obligation bonds were rated "Aa1" by Moody's Investors Service, "AA+" by Standard & Poor's Ratings Services and "AA+" by Fitch Investors Service. All of these ratings represent an upgrade of previous ratings of Aa2, AA, and AA respectively. These upgrades occurred in early 1998, and were reaffirmed in May 1998. To the extent that the portfolio of the Michigan Series is comprised of revenue obligations of the State of Michigan or revenue or general obligations of local governments or State or local authorities, rather than general obligations of the State of Michigan, ratings on such components of the Michigan Series will be different from those given to the general obligations of the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

     THE MINNESOTA SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Series, and does not purport to be a complete description.

     The State of Minnesota has experienced certain budgeting and financial problems since 1980. However, in recent years, Accounting General Fund Balances have been positive.

     In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

     The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

     After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

     A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

     The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

     After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

     The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

     A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

     The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

     Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases total $16.5 million.

     Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

     After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

     The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

     A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

     The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

     The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

     After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

     The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

     Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

     A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

     In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

     The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

     The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

     After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

     The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

     Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to aid.


     A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

     The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

     The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

     After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

     The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

     Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.


     A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.045 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase in dedicated reserves. The balance at June 30, 2001, was projected at $2.137 billion.

     The 1998 Legislature increased spending $125 million for K-12 education aids, $90 million to reduce the school property tax recognition shift percentage to zero, $73 million for higher education, and $148 million for all other operations. The Legislature also approved $999 million in capital improvements, to be funded by $509 million in bonds and $502 million in appropriations.

     After the Legislature adjourned in April 1998, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $35 million.


     The Commissioner of Finance, in a November 1998 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $953 million, due to an $803 million increase in non-tobacco revenues, the receipt of $461 million in tobacco settlement revenues, and $262 million reduction in expenditures. A total of $609 million of the $1.562 billion of estimated available revenues is statutorily dedicated to reserves, tax reduction, and cash to replace bonding.

     The Commissioner of Finance in November 1998 estimated the structural balance at June 30, 2001, at $821 million.


     The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of State aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.


     Year 2000. The Department of Finance acknowledged in 1995 that the State of Minnesota's accounting system was not Year 2000 (Y2K) compliant and that the systems vendor would deliver a compliant version upgrade in the future. In mid-1997, State of Minnesota technical staff, along with the systems vendor, began a $6.5 million project to install the new compliant version of the accounting software. According to the most recent Official Statement, the State of Minnesota and the systems vendor were finishing up the remediation and testing stages of the project, and expected to implement the new software version on November 30, 1998. There can, however, be no assurance that such implementation will be done in a timely manner. Further, even if the State of Minnesota successfully addresses its Year 2000 compliance there can be no assurance that any other organization or governmental agency with which the State of Minnesota electronically interacts, including vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State of Minnesota may face material adverse consequences with respect to its revenues and operations. Local issuers in the State of Minnesota may face similar problems.


     Legislation enacted in 1995 provides that it is the intent of the Minnesota Legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included for Minnesota income tax purposes in the net income of resident individuals, among others, if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio State Court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Series might be adversely affected, and the value of the shares of the Minnesota Series might also be adversely affected.


     The State's bond ratings in October 1998 were Aaa by Moody's, AAA by S&P, and AAA by Fitch's. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.


     THE NEW JERSEY SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. The portfolio of the New Jersey Series contains different issues of debt obligations issued by or on behalf of the State of New Jersey and counties, municipalities and other political subdivisions and other public authorities thereof or by the Government of Puerto Rico or the Government of Guam or by their respective authorities. Investment in the New Jersey Series should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates. Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey and certain of its public authorities have undergone.

     The New Jersey State Constitution prohibits the legislature from making appropriations in any fiscal year in excess of the total revenue on hand and anticipated. A debt or liability that exceeds 1% of total appropriations for the year is also prohibited, unless it is in connection with a refinancing to produce a debt service savings or it is approved at a general election. Such debt must be authorized by law and applied to a single specified object or work. These Constitutional provisions do not apply to debt incurred because of war, insurrection or emergencies caused by disaster.

     Pursuant to Article VIII, Section II, par. 2 of the New Jersey Constitution, no monies may be drawn from the State Treasury except for appropriations made by law. In addition, the monies for the support of State government and all State purposes, as far as can be ascertained, must be provided for in one general appropriation law covering one and the same fiscal year.

     In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of the Division of Budget and Accounting, who reviews the budget requests and forwards them with her recommendations to the Governor. The Governor then transmits a recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriation bill to the Governor for her signature by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when any such expenditure is determined not to be in the best interest of the State.

     Reflecting the economic downturn recently affecting the Northeast, the rate of unemployment in the State rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.2% in 1996 and then from 5.7% in November 1997 to 4.4% in January, 1998 and 4.2% in November 1998.

     Earnings of workers employed in New Jersey rose from $162,701,773,000 in 1996 to $171,766,782,000 in 1997, an increase of 5.6%. The largest industries in 1997 based on earnings percentage were services (30.7% of earnings), state and local government (11.8%) and manufacture of nondurable goods (10.0%). New Jersey's total personal income of $259,566,754,000 in 1997 ranked 8th in the United States, representing a 5% increase from 1996. New Jersey's 1997 per capita income of $32,233 ranked 3rd in the United States, representing an increase of 4.3% from 1996.

     After an average annual manufacturing job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 and 7,300 during 1993 and 1994 respectively. During 1995 and 1996, however, manufacturing job losses increased to 10,100 and 13,900. However, according to information from the Bureau of Labor Statistics, only 9,200 manufacturing jobs, or 1.89%, were lost from November, 1997 to November, 1998. Over the same period, construction jobs increased by 5.03%; transportation and public utilities by 1.79%; trade by 1.98%; finance, insurance and real estate by 2.37%; and services by 3.31%. Employment in government decreased slightly over this period. Total job growth peaked in 1997 at 87,000, up from a recent average of 50,000 a year. Total jobs increased by 65,100 from November, 1997 to November, 1998 or 1.72%. The Rutgers Economic Advisory Service has predicted that 76,400 new jobs will be created in 1999 with most positions in the service and retail sectors and in communications.

     According to a report issued by the Federal Reserve Board in December, 1998 (the "Beige Book"), housing permits surged in October, 1998 led by a wave of multifamily projects in Northern New Jersey. At the same time, moreover, New Jersey homebuilders were reporting fairly strong recent traffic and sales. Most office building construction forecast for the next two years is expected to be built in central New Jersey according to a survey by the New Jersey Chapter of the National Association of Industrial and Office Properties. Eighty-five percent of $1.62 billion is expected to be spent on new office and industrial sites in Monmouth, Middlesex, Somerset, Morris and Mercer Counties, and two-thirds of $1.62 billion will be spent in Morris and Mercer alone. However, total construction spending projections for 1999 and 2000 of $14.1 billion represent a 9.6% drop from $15.6 billion forecast a year ago for 1998 and 1999.


     Based on estimates released by the United States Census Bureau, New Jersey's estimated population grew from 8,058,384 to 8,115,011 in the 12-month period ending July 1, 1998, an increase of 0.7%. This compares with an increase of 0.2% for New York and a decrease of -0.1% for Pennsylvania over the same period. The relatively small New Jersey increase, compared to a national increase of 1%, overlays a significant population shift within the State from northeastern industrial areas towards the coast and central New Jersey.

     The State's 1999 Fiscal Year budget became law on June 30, 1998. Of the $18,123.8 million appropriated in Fiscal Year 1999 from the General Fund, the Property Tax Relief Fund, the Gubernatorial

Elections Fund, the Casino Control Fund and the Casino Revenue Fund, the following appropriations were made for the following purposes: (i) $7,455.1 million (41.1%) for State Aid to Local Governments ("State Aid"), (ii) $4,898.8 million (27.0%) for Grants-in-Aid, (iii) $4,653.2 million (25.7%) for Direct State Services, (iv) $501.1 million (2.8%) for Debt Service on State general obligation bonds and (v) $615.6 million (3.7%) for Capital Construction.

     The largest recommended appropriation included in the State Aid category, in the amount of $5,925.6 million, was for elementary and secondary education programs including $2,747.6 million for core curriculum standards, $302.5 million for early childhood aid, $249.8 million for Abbott v. Burke Parity Remedy aid (see litigation discussion below), $261.1 million for pupil transportation aid, $647.9 million for special education, $82.7 million for nonpublic school aid and $95.1 million for debt service on school bonds. Also, a State Aid appropriation of $50.0 million for facilities improvements was funded from a portion of an increase in State cigarette taxes. Additional significant appropriations for schools included $157 million for supplemental core curriculum standards aid, $187.3 million for demonstrably effective program aid and $917.4 million to assist school districts with their contributory share of the social security and teachers' pensions and benefits programs.

     Other recommended appropriations in the State Aid category included $836.6 million for the Department of Community Affairs, $756.1 million for Consolidated Municipal Property Tax Relief, $16.7 million for housing programs, $33.0 million for block grant programs, $30.0 million for discretionary aid, $252.7 million for welfare programs, $80.3 million for county mental hospitals, $50.0 million for matching funds to local governments for open space preservation. State Aid appropriations to the Department of Treasury of $228.7 million were used for aid to county colleges ($159.8 million); the cost of property tax deductions and exemptions for senior citizens, disabled persons and veterans ($53.6 million); and the State contribution to the Consolidated Police and Firemen's Pension Fund ($9.3 million).

     The second largest category of appropriations, after State Aid ($4,898.8 million), was for Grants-in-Aid. This category represents amounts used for payments to individuals or to public or private agencies for benefits or services to which a recipient is by law entitled. The third largest category ($4,653.2 million) was for Direct State Services consisting of amounts used to support the operation of State government departments, the Executive office, various State commissions and the State legislature and judiciary. Finally, smaller amounts were appropriated to pay debt service on general obligation bonds of the State ($501.1 million) and for capital construction financed on a pay-as-you go basis ($615.6 million).

     At any given time, there are various claims and cases pending against the State and State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act, N.J.S.A. 59:1-1 et seq. Such claims include but are not limited to those that may be filed against the University of Medicine and Dentistry and its employees seeking recoveries for alleged medical malpractice. In addition, at any given time there are various contract and other claims against the State, among other parties, including environmental claims arising from the alleged disposal of hazardous wastes, seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $85,300,000 for tort and medical malpractice claims pending, as of December 31, 1997. Moreover, New Jersey is involved in a number of other lawsuits in which adverse decisions could materially affect revenue or expenditures.

     Such lawsuits include (1) actions challenging assessments made upon property and casualty liability insurers doing business in New Jersey pursuant to the Fair Automobile Insurance Reform Act; (2) a suit challenging the constitutionality on Federal Commerce Clause grounds, of certain hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection; (3) litigation seeking to extend to middle income and poor rural school districts the mandate of Abbott v. Burke, which requires poor urban school districts to be provided amounts sufficient to permit them to spend at the average of wealthy suburban school districts; (4) a class action challenging the treatment of prisoners with serious mental disorders confined within the State Department of Corrections system;

(5) two separate suits alleging violation of environmental laws resulting from alleged contamination existing at the State-owned Liberty State Park and from certain soil shipments made to that Park in connection with the I-287 wetlands mitigation project; (6) an action challenging the State's application of the "spousal impoverishment provisions" of the Medicare Catastrophic Coverage Act governing the treatment of income and resources available to the "community" spouse when an institutionalized spouse seeks to establish Medicare eligibility; (7) a challenge by 18 New Jersey hospitals to the State's Medicaid reimbursement procedures; (8) a series of challenges to the construction and issuance of bonds to construct an Atlantic City road and tunnel project including challenges based on alleged violations of (i) State constitutional provisions limiting the use of certain revenues, (ii) federal securities law disclosure requirements and (iii) certain federal and State environmental requirements; (9) a breach of contract and civil rights action brought against the State by Medicare part B service providers who seek reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1988 to February 10, 1995; (10) a suit brought by a private resource recovery facility owner and operator against the State Department of Environmental Protection and others, including the Camden County Pollution Control Financing Authority ("CCPCFA"), seeking a halt to the County's solid waste reprocurement process pending clarification of bid specifications with a cross claim against the State brought by CCPCFA; (11) a challenge on State constitutional grounds to the "family cap" provisions of the State Work First New Jersey Act brought on behalf of all persons who did not receive an increase in certain welfare benefits because of the cap; and (12) a challenge to a State contract award made for the procurement of an enhanced motor vehicle inspection system which, if system implementation is delayed, may expose the State to significant federal sanctions including loss of federal transportation funds and imposition of stricter air pollution standards.

     Year 2000. Beginning in 1997, the State required all State departments to develop three year action plans identifying all impacts expected from the "Year 2000" problem potentially affecting computer operations as that year draws near. External parties have been requested to provide similar plans. Testing, validation and implementation of critical centrally maintained systems was 55% complete as of June 30, 1998. As of that date, the State had incurred expenses of approximately $55 million of $132 million estimated to be needed to achieve Year 2000 compliance.

     As of January 1999, the State's general obligation bonds were rated AA+ by S&P and Fitch and Aa1 by Moody's.

     THE NEW YORK SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. Since the New York Series concentrates its investments in New York tax-exempt securities, the Fund is significantly affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.


     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

     Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.


     The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The following summary information on risk factors in concentrating in New York municipal obligations is based on publicly available official statements relating to offerings of New York issuers of municipal securities on or prior to December 15, 1998 with respect to offerings of the State and December 18, 1998 with respect to offerings of the City, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.

     During the mid-1970's, New York State, some of its agencies, instrumentalities and public benefit corporations, and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

     New York City. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderate job growth and wage increases.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     1999-2002 New York City Financial Plan. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan," the "Financial Plan" or "City Plan").

     The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP. The Financial Plan takes into account an increase in projected tax revenues in 1999 and 2000 and a decrease in projected tax revenues in 2001 and 2002; an increase in planned expenditures for health insurance; a decrease in projected pension expenditures; and other agency spending increases. In addition, the Financial Plan includes a proposed discretionary transfer to the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. The Financial Plan also sets forth projections for the 2000 through 2002 fiscal years and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in the 2000, 2001 and 2002 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for the City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that the State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

     Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority to finance City capital projects. The Finance Authority was created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Ratings. Moody's has rated the City's general obligation bonds A3. S&P has rated such bonds A--. Fitch IBCA, Inc. has rated such bonds A--. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds. On July 16, 1998, S&P revised its rating of City bonds upward to A--. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, S&P and Fitch currently rate the City's outstanding general obligation bonds A3, A-- and A--, respectively.

     Outstanding Net Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.391 billion and $3.141 billion of outstanding net long-term debt.

     Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1998 and 1997, claims in excess of $472 billion and $530 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $3.5 billion for both fiscal years 1998 and 1997.

     Year 2000 (New York City). The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. The Financial Plan includes $148 million, and the City's capital budget includes $150 million for the 1999 through 2002 fiscal years for the year 2000 project. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

     The City's goal is to complete remediation or replacement of all mission-critical and high priority systems before or during the 1999 calendar year in sufficient time for testing to be completed by the end of the 1999 calendar year. Review of system requirements, and procurement of necessary replacement or enhanced systems, have been ongoing for several years. The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 49% of the mission-critical and high priority systems of Mayoral agencies. Problems may be identified during the remediation process that could result in delays, the City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by predetermined dates. The City is also in the process of contacting its significant third party vendors, including State and Federal Governments, regarding the year 2000 issue and the status of their compliance. Year 2000 compliance by third parties is not within the City's control, and therefore the City cannot assure the timing of such efforts or that there will not be any adverse effects on the City resulting from any failure of these third parties to achieve year 2000 compliance.

     The foregoing represents a "year 2000 readiness disclosure" for purposes of the Year 2000 Information and Readiness Disclosure Act.

     New York State. Recent Developments. The national economy has maintained a robust rate of growth, with over 16.5 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, employment growth in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1%. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

     The forecast for continued growth, and any resultant impact on the 1997-1998 New York State Financial Plan (the "State Plan"), contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

     The 1998-99 Fiscal Year. The State's General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1998-1999 fiscal year. Total receipts and transfers from other funds are projected to reach $37.84 billion, an increase of over $3 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the total disbursed in the prior fiscal year.

     Projections of total State receipts in the State Plan are based on the State structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government and changes in the demand for and use of State services.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy and actions of the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     New York Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowings, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

     Composition of State Cash Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund;
(ii) Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

     Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     Ratings. S&P rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the New York Series invests.

     General Obligation Debt. As of March 31, 1998, the State had outstanding approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

     Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1998-1999 fiscal year or thereafter.

     The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1998-1999 State Plan. The General Purpose Financial Statements for the 1997-1998 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $872 million, of which $90 million is expected to be paid during the 1998-1999 fiscal year.

     In addition, the State is party to other claims and litigations which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1998-99 fiscal year or thereafter.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-99 fiscal year.

     Year 2000 (New York State). New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

     In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

     OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

     THE OHIO SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in employment in Ohio in recent years, consistent with national trends, has been in the non-manufacturing area. Ohio ranked third in the nation in 1996 gross state product derived from manufacturing. Manufacturing was 27.2% of Ohio's gross state product compared to 17.7% of that total being from "services". As a result, economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State. With 15 million acres (of a total land area of 26.4 million acres) in farm land and an estimated 73,000 individual farms, it is by many measures Ohio's leading industry, contributing nearly $5.7 billion to the State's economy each year. This represents almost

13% of the total output, 15.9% of the total employment (approximately 935,000 jobs) and 11% of the value-added products produced in the State. Gross farm income alone amounted in 1996 to just under $5.7 billion. In 1996, Ohio exported over approximately $1.6 billion in farm products (primarily soybeans and related soy products, and feed grains). The State has instituted several programs to provide financial assistance to farmers.

     Ohio continues as a major "headquarters" state. Of the top 500 individual corporations (industrial, commercial and service) based on 1997 sales as reported in 1998 by Fortune magazine, 30 had headquarters in Ohio, placing Ohio fifth as a "headquarters" state.

     Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached a high in the summer of 1993 after a slight decrease in 1992, then decreased slightly and reached a new high in 1998. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Non-manufacturing industries now employ approximately 80% of all non-agricultural payroll workers in Ohio.

     Consistent with the Ohio constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year; for example, the current fiscal biennium began July 1, 1997 and ends June 30, 1999.


     The Ohio Constitution imposes a duty on the General Assembly to "provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt." The State is effectively precluded by law from ending a Fiscal Year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Ohio Constitution to $750,000.


     Most State operations are financed through the general revenue fund (GRF), with personal income and sales-use taxes being the major GRF sources, totaling $6.9 billion and $5.5 billion in 1998, respectively.

     The Ohio Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the GRF or other funds for the then current Fiscal Year will in all probability be less than the appropriations for the year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in some prior years, including Fiscal Years 1992 and 1993. There is no present constitutional limit on the rates of State-levied taxes and excises, except for taxes on intangible property. At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by local political subdivisions. The Ohio Constitution limits the amount of ad valorem property taxes that may be levied by local political subdivisions in the aggregate, without a vote of the electors or a municipal charter provision, to 1% of the true value, and statutes further limit the amount of the aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation.

     The GRF ending (June 30) fund balance is typically reduced during less favorable national economic periods and then increases during more favorable economic periods. For example, following the 1974-75 nationwide recession the 1977 GRF ending fund balance was $21.6 million. The balance (without assistance from any significant tax rate increases) was $245.7 million in 1979, and then, paralleling the national economic situation, was at the significantly lower amount of $200 million in 1981. Recent biennium GRF ending fund balances were $135.3 million in 1991, $111 million in 1993, and $928 million in 1995. For the Biennium ended June 30, 1997, the GRF fund balance was $834.9 million. Of that amount, $34.4 million was transferred to the Budget Stabilization Fund (BSF).

     The GRF appropriations bill for the 1998-99 biennium was passed on June 25, 1997, and promptly signed, with selective vetoes, by the Governor. The act provides for total GRF biennial expenditures of approximately $36 billion, an increase over those for the 1996-97 fiscal biennium ($33.5 billion).

Subsequent legislation increased by approximately 2.73% the GRF Fiscal Year 1999 appropriation level for elementary and secondary education, to be funded in part by mandated small (0.5-3%) reductions in State appropriations for various State agencies and institutions; expressly exempt from those deductions are all appropriations for debt service, including lease rental payments.


     Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's budget proposal and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. The same is true for the separate Department of Transportation, Department of Public Safety, and Bureau of Workers' Compensation appropriations acts, containing lease-rental appropriations for certain DOT, DPS and BWC projects financed by the Ohio Building Authority.

     Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that, as in any state, future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the Bonds in the portfolio of the Ohio Series or the ability of the respective obligors to make timely payments of principal and interest on such Bonds.


     The June 30, 1998 ending fund balance in the GRF was over $1.08 billion. Of that amount, approximately $700 million was transferred to a State income tax reduction fund, $200 million to public school assistance programs, and additional transfers were made to the BSF.

     In 1981, a Budget Stabilization Fund (BSF) was created for purposes of cash and budgetary management. In 1992, the entire balance of the BSF was transferred to the GRF. The BSF has a current balance of approximately $906 million.

     Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court concluded in a 1997 decision that major aspects of the system (including basic operating assistance and certain loan programs) are unconstitutional. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions by the General Assembly. The Court has indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court also confirmed that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates. Subsequent hearings at the trial court level have taken place. The parties await the trial court decision on the adequacy of steps taken to date by the State to enhance school funding consistent with the Supreme Court decision.

     As part of its response, the General Assembly has increased State funding for public schools, as described above. In addition, the General Assembly placed two issues on the May 1998 primary ballot. Neither was approved by the voters. One was a constitutional amendment authorizing additional State debt issuing capacity and the other an increase in the State sales tax. The constitutional amendment would have authorized State general obligation debt to pay costs of school facilities throughout the State and of facilities of state institutions of higher education. The sales tax proposal would have increased the State sales and use tax from 5% to 6%, estimated to generate over $1 billion; one-half of increased revenues would have been applied to pay costs of school operations and facilities, and the other half to additional homestead property tax relief.

     Litigation is also pending in federal district court challenging the former Medicaid eligibility rules that were applied between 1990 and 1995 by the Ohio Department of Human Services in the case of married couples where one spouse lived in a nursing home and the other spouse resided in the community. If the plaintiffs in that action are ultimately successful, it is estimated that the State could be required to incur additional obligations of as much as $240 million. At this time, the outcome of such litigation is uncertain.

     Year 2000. Major offices of the State have had under way extensive efforts and programs to identify and assess, and remediate when necessary, "year 2000" problems involving data processing systems and other systems and equipment critical to continued and uninterrupted State operations. Among the areas addressed by the State Treasurer's office, for example, are the paying agent and trustee relationships with respect to State bonds and investments. Overall, those involved State offices and agencies are satisfied that material areas for which they are responsible and that may require remediation have been and are being identified and will timely be addressed, and that the costs of remediation will be within moneys available and appropriated. Obviously, however, the success of these remediation efforts, by the State and by pertinent outside parties, will not be fully determined until the year 2000 and thereafter.


     The summary information furnished above is based on official statements prepared by the State of Ohio in connection with its borrowings and contains such information as the Fund deems relevant in considering an investment in the Fund. It does not purport to be a complete description of the considerations contained therein.


     THE PENNSYLVANIA SERIES -- SPECIAL INVESTMENT CONSIDERATIONS. Presented below is information concerning the Commonwealth of Pennsylvania and certain issuers within the Commonwealth. Such information is based principally on information drawn from recent official statements relating to securities offerings by the Commonwealth and does not purport to be a complete description of such issuers or factors that could adversely affect them. The Investment Manager has not independently verified such information; however, it has no reason to believe that such information is not correct in all material respects. This information does not cover all municipal issuers within the Commonwealth whose securities may be purchased by the Fund.

     Investment Securities. The Pennsylvania Series will invest principally in Commonwealth and Commonwealth-related obligations and obligations of local government units in the Commonwealth and obligations of related authorities. The market value and marketability of the obligations of the Commonwealth and, though generally to a lesser extent, the Commonwealth-related obligations and the local governmental unit and related authority obligations generally will be affected by economic conditions affecting the Commonwealth and litigation matters which may adversely affect the Commonwealth. The market value and marketability of obligations of issuers other than the Commonwealth may also be affected by more localized economic changes, changes affecting the particular revenue stream supporting such obligations and related litigation matters.

     The City of Philadelphia has experienced financial difficulties in the past, as a result of which Moody's and S&P lowered their ratings of City of Philadelphia general obligations below investment grade. Both Moody's and S&P have since raised their ratings of City of Philadelphia general obligations to Baa2 and BBB, respectively. Consequently, such obligations are currently investment grade.

     General Socio-Economic and Economic Information Regarding the Commonwealth. The Commonwealth is the fifth most populous state (ranking behind California, New York, Texas and Florida) with a population of approximately 12 million for the last ten years. The Commonwealth is the headquarters for many major corporations. It has been historically identified as a heavy industry state although that reputation has changed over the last 30 years as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing employment has fallen from 18.8% of non-agricultural employment in 1992 to 17.3% in 1997, while service sector employment has increased from 29.4% of non-agricultural employment in 1991 to 31.6% in 1997. From 1983 to 1990, the Commonwealth's annual average unemployment rate dropped from 11.8% to 5.4% (below the national average for each of the years from 1986). In 1996 and 1997, the average annual unemployment rates for the Commonwealth were 5.3% and 5.2%, respectively, compared to rates of 5.4% and 4.9% for the United States for such years.


     The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a "fund" is defined as an independent fiscal and accounting entity with a self-balancing set of accounts, for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all Commonwealth obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


     Revenues in the General Fund include all tax receipts, license and fee payments, fines, penalties, interest and other revenues of the Commonwealth not specified to be deposited elsewhere or not restricted to a specific program or expenditure and federal revenues. Taxes levied by the Commonwealth are the most significant source of revenues in the General Fund. The major tax sources for the General Fund are the sales tax, which accounted for $6.15 billion or 34.6% of General Fund tax revenues in fiscal 1998, the personal income tax, which accounted for $6.24 billion or 35.3% of 1998 General Fund tax revenues, and the corporate taxes which accounted for $2.73 billion or 15.4% of tax revenues. Federal revenues are those federal receipts which pay or reimburse the Commonwealth for funds disbursed for federally assisted programs.

     The primary expenditures of the General Fund are for education ($7.53 billion in fiscal 1998) and public health and welfare ($6.0 billion).

     The Constitution and laws of the Commonwealth require all payments from the General Fund, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from the General Fund may not exceed its actual and estimated revenues for the fiscal year plus any surplus available. Appropriations are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30. (Fiscal 1998 refers to the fiscal year ending June 30, 1998.)

     For the five year period fiscal 1993 through fiscal 1997, total revenues and other resources rose at a 4.7 percent average annual rate while total expenditures and other uses grew by 4.9 percent annually.

     Program areas having the largest increase in costs for the fiscal 1993 to fiscal 1997 period were for protection of persons and property, due to an expansion of state prisons. Recently, efforts to control costs of public health and welfare programs have resulted in expenditure increases of 5.7 percent for the five year period.


     The Constitution requires tax and fee revenues relating to motor fuels and vehicles to be used for highway purposes, and the tax revenues relating to aviation fuels to be used for aviation purposes. Accordingly, all such revenues, except the revenues from one-half cent per gallon of the liquid fuels tax which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, are placed in the Motor License Fund, as are most federal aid revenues designated for transportation programs. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

     Other special revenue funds have been established by law to receive specified revenues that are appropriated to specific departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boating, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

     In 1986, the General Assembly created the Tax Stabilization Reserve Fund and provided for its initial funding from General Fund appropriations. Income for this fund comes from annual appropriations of money from other Commonwealth funds and investment earnings. The Tax Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of this fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.

     The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the operational and administrative costs of the lottery and the costs of programs benefiting the elderly in Pennsylvania.

     The Commonwealth maintains trust and agency funds which are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

     Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.


     The following information, which is based principally on information drawn from recent Official Statements relating to securities offerings by the Commonwealth, provides information regarding certain Pennsylvania issuers of investment securities.


     State and Certain State-related Obligations. The Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation note debt payable in the fiscal year of issuance. All debt except tax anticipation note debt must be amortized in substantial and regular amounts.

     The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and the Pennsylvania Industrial Development Authority. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years' capital budget bills. Capital projects debt is subject to a Constitutional limit on debt. Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with two of the Issuing Officials (the Governor, the Auditor General and the State Treasurer), one of whom must be the Governor.

     The issuance of electorate approved debt is subject to the enactment of legislation which places on the ballot the question of whether debt shall be incurred. Such legislation must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. All such authorizing legislation to date has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.


     Outstanding general obligation debt totaled $4,725 million at June 30, 1998, a decrease of $70 million from June 30, 1997. Over the 10-year period ending June 30, 1998, total outstanding general obligation debt increased at an annual rate of 0.1 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 1.3 percent.

     Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These agencies, their purposes and their outstanding debt are as follows:

     Delaware River Joint Toll Bridge Commission ("DRJTBC"): The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $51.4 million in bonds outstanding as of June 30, 1998.

     Delaware River Port Authority ("DRPA"): The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River and promotes the use of the Philadelphia-Camden port. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $504.1 million in revenue bond debt outstanding on June 30, 1998.

     Pennsylvania Economic Development Financing Authority ("PEDFA"): The PEDFA was created in 1987 to offer pooled bond issues for both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $1,106.4 million of debt outstanding as of June 30, 1998.

     Pennsylvania Energy Development Authority ("PEDA"): The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority's funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had $43.1 million in bonds outstanding as of June 30, 1998.

     Pennsylvania Higher Education Assistance Agency ("PHEAA"): The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or postsecondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $1,633.8 million in bonds outstanding as of June 30, 1998.

     Pennsylvania Higher Education Facilities Authority ("PHEFA"): The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of June 30, 1998, the PHEFA had $3,057.6 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

     Pennsylvania Industrial Development Authority ("PIDA"): The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $394.5 million in revenue bond debt outstanding on June 30, 1998, to which all of its revenues are pledged.

     Pennsylvania Turnpike Commission ("PTC"): The PTC operates the Pennsylvania Turnpike System. Its outstanding indebtedness, $1,127.9 million as of June 30, 1998, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions.

     Pennsylvania Infrastructure Investment Authority ("PIIA"): The PIIA was created in 1988 to provide low interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The PIIA bonds are secured by principal repayments and interest payments on PIIA loans. The PIIA had $196.4 million revenue bonds outstanding as of June 30, 1998.

     Philadelphia Regional Port Authority ("PRPA"): The PRPA was created in 1989 for the purpose of acquiring and operating port facilities in Bucks and Delaware Counties, and the City of Philadelphia. Debt service on the bonds is paid by a pledge of the PRPA's revenues, rentals and receipts. The PRPA had $59.5 million in bonds outstanding as of June 30, 1998.

     State Public School Building Authority ("SPSBA"): The SPSBA finances public school projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the sponsors of community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts may be used by them to pay such lease rental payments or loan repayments. The SPSBA had $343.3 million of revenue bonds outstanding on June 30, 1998.

     "Moral Obligations." Pennsylvania Housing Finance Agency ("PHFA"): The PHFA is a state-created agency which provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. The statute creating PHFA provides that if there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor, upon notification from the PHFA, shall place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of June 30, 1998, PHFA had $2,716.4 million of revenue bonds outstanding.

     The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospitals Authority"). The Hospitals Authority is a municipal authority organized by the City of Philadelphia to, inter alia, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. On August 26, 1986, the Hospitals Authority issued $20.4 million of bonds which were refunded in 1993 by a $21.1 million bond issue of the Hospitals Authority (the "Hospitals Authority Bonds") for such facilities for the City. The Hospitals Authority Bonds are secured by leases with the City payable only from project revenues and a debt service reserve fund. The Commonwealth's Department of Public Welfare ("DPW") has agreed with the Hospitals Authority to request in DPW's annual budget submission to the Governor, an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for the Hospitals Authority Bonds. The budget as finally adopted may or may not include the amount requested. If funds are paid to the Hospitals Authority, DPW will obtain certain rights in the property financed with the Hospitals Authority Bonds in return for such payment.

     In response to a delay in the availability of billable beds and the revenues from these beds to pay debt service on the Hospitals Authority Bonds, PHFA agreed in June 1989 to provide a $2.2 million low-interest loan to the Hospitals Authority. The loan enabled the Hospitals Authority to make all debt service payments on the Hospitals Authority Bonds during 1990. Enough beds were completed in 1991 to provide sufficient revenues to the Hospitals Authority to meet its debt service payments and to begin repaying the loan from PHFA. According to the Hospitals Authority, as of June 30, 1998, $1.1 million of the loan principal was outstanding. DPW has agreed that the additional costs arising from the PHFA loan will be reimbursed as necessary and reasonable costs of the project.

     Local Governmental Unit and Related Authority Obligations. Various state statutes authorize local units of government (counties, cities, school districts and the like) to issue general obligations and revenue obligations, subject to compliance with the requirements of such statutes. In addition, various statutes permit local government units to organize authorities having the power to issue obligations which are not subject to debt limits that may be applicable to the organizing governmental unit and which are payable from assets of or revenues derived from projects financed by such authorities. Such authorities include parking authorities, industrial development authorities, redevelopment authorities, transportation authorities, water and sewer authorities, and authorities to undertake projects for institutions of higher education and health care. Such obligations may generally be affected by adverse changes in the economy of the area in which such local government units or projects financed by them or by authorities created by them are located, by changes in applicable federal, state or local law or regulation, or by changes in levels of federal, state or local appropriations, grants or subsidies to the extent such appropriations, grants or subsidies directly or indirectly affect revenues of such issuers.

     Year 2000. A well-established standard in the computer industry governing traditional programming practices is expected to result in many current computer systems being unable to recognize dates beyond the year 1999. As a result, computers worldwide may begin to malfunction by producing erroneous data or failing completely as the year 2000 draws near. The Governor has made fixing the year 2000 problem a top priority for Pennsylvania state agencies. At the Governor's direction, Pennsylvania has begun an aggressive program to make its computer systems year 2000-compatible and to identify potential problems with entities outside state government with which the Commonwealth does business or exchanges data.

     An initial assessment of state agencies' computer resources was completed in June of 1996. This overview assessment was used to develop the Governor's Year 2000 Action Plan, which tracks state agencies' computer programs through a three-step process of correction, testing, and implementation.

Under this action plan, 45,937 mission-critical and non mission-critical computer programs used by state agencies are scheduled for corrective measures to ensure they will be year 2000 compatible. Mission-critical computer programs are those which impact the health, safety and welfare of the Commonwealth and its citizens, and for which failure to be year 2000 compliant could have a material and adverse impact upon operations of the Commonwealth. During a press conference on July 22, 1998, Secretary of Administration Thomas G. Paese announced that repairs to 98 percent of all mission-critical computer programs have been completed; all non-mission-critical programs will be corrected by December 31, 1998. This will allow a full-year buffer before the new century begins. Secretary Paese also announced that 63 percent of non-mission-critical programs have already been made Year 2000- compliant and that the Commonwealth is 116 percent ahead of schedule to meet its December 31st deadline. The projected cost of the Commonwealth's year 2000 modification work is $39.5 million and is being paid from appropriations from current revenues.

     Pennsylvania is continuing to identify all of its data trading partners and is taking steps to safeguard shared data from year 2000 complications. To date, 408 data interfaces have been identified between state agencies. In addition, 68 federal agency interfaces and 228 third-party interests have been identified which demand year 2000 corrective actions. The Commonwealth is working with these outside groups to coordinate modifications to shared data interfaces so that data exchanges vital to government operations can continue unimpaired by year 2000 concerns.

     In addition, state agencies are working to identify "embedded technologies" located throughout Commonwealth facilities. Embedded technologies are microcomputer chips used in many of today's electronic devices, such as security systems and building environmental systems. Because of their ubiquitous nature, and their small size, it is challenging to identify all embedded technologies in use. As a result, no firm estimate exists for the financial cost of making fixes to all embedded technologies in use by agencies. State agencies have been instructed to inventory the types of equipment under their control that may be impacted -- such as heating, ventilation and air conditioning systems, and elevators -- and then contact service providers or manufacturers to determine if this equipment is year 2000 compliant.

     The Office of Administration's Office for Information Technology is responsible for monitoring the progress of state agencies in meeting the Governor's Year 2000 Action Plan. While state agencies are making every reasonable effort to completely address potential year 2000 impacts, there can be no guarantee that all of the Commonwealth's mission-critical and non-mission critical computer programs will be entirely free from year 2000-related problems and that a material adverse impact on Commonwealth operations or finances will be avoided as a result.



C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment policies/restrictions listed below have been adopted by each Series as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Series. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Series are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Series. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by a Series does not exceed 10% of the value of the total assets of the Series; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     Each Series may not:


     1.   Invest in common stock.

     2. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.


     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the designated State of the Series or its political subdivisions.

     4. Invest in securities of any issuer if, to the knowledge of the Series, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.


     5. Purchase or sell real estate or interests therein (including limited partnership interests), although it may purchase securities secured by real estate or interests therein.


     6. Purchase or sell commodities except that the Series may purchase financial futures contracts and related options.

     7. Borrow money, except that each Series may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of the total assets of the Series (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any senior securities then outstanding).


     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 10.


     9. Issue senior securities as defined in the Act, except insofar as the Series may be deemed to have issued a senior security by reason of:
          (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which each Series may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.


     11.  Make short sales of securities.


     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Series of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     13. Engage in the underwriting of securities, except insofar as the Series may be deemed an underwriter under the Securities Act in disposing of a portfolio security.


     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


     Notwithstanding any other investment policy or restriction, each Series may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Series.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES



     The Board of Trustees of the Fund oversees the management of each Series but does not itself manage a Series. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Series' general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Series in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Series and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund, each Series and its shareholders.



B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Seven Trustees (77% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager. All of the Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor. Four of the seven Independent Trustees are also Independent Trustees of certain other mutual funds, referred to as the "TCW/DW Funds," for which MSDW Services Company is the manager and TCW Funds Management, Inc. is the investment advisor.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 85 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series, are shown below.






 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (58) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December, 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds; Trustee of Discover
3100 West Big Beaver Road                     Brokerage Index Series; formerly Chairman and
Troy, Michigan                                Chief Executive Officer of Levitz Furniture
                                              Corporation (November, 1995-November, 1998)
                                              and President and Chief Executive Officer of Hills
                                              Department Stores (May, 1991-July, 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991)
                                              of the Sears Merchandise Group of Sears, Roebuck
                                              and Co.; Director of Eaglemark Financial Services,
                                              Inc. and Weirton Steel Corporation.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Charles A. Fiumefreddo* (65) ..............   Chairman, Director or Trustee, President and Chief
Chairman of the Board, President,             Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee           Witter Funds; Chairman, Chief Executive Officer
Two World Trade Center                        and Trustee of the TCW/DW Funds; Trustee of
New York, New York                            Discover Brokerage Index Series; formerly
                                              Chairman, Chief Executive Officer and Director of
                                              the Investment Manager, the Distributor and MSDW
                                              Services Company; Executive Vice President and
                                              Director of Dean Witter Reynolds; Chairman and
                                              Director of the Transfer Agent; formerly Director
                                              and/or officer of various MSDW subsidiaries (until
                                              June, 1998).
Edwin J. Garn (66) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; Trustee of Discover Brokerage Index
c/o Huntsman Corporation                      Series; formerly United States Senator
500 Huntsman Way                              (R-Utah)(1974-1992) and Chairman, Senate
Salt Lake City, Utah                          Banking Committee (1980-1986); formerly Mayor
                                              of Salt Lake City, Utah (1971-1974); formerly
                                              Astronaut, Space Shuttle Discovery (April 12-19,
                                              1985); Vice Chairman, Huntsman Corporation;
                                              Director of Franklin Covey (time management
                                              systems), BMW Bank of North America, Inc.,
                                              United Space Alliance (joint venture
                                              between Lockheed Martin and the Boeing
                                              Company) and Nuskin Asia Pacific (multilevel
                                              marketing); member of the board of various civic
                                              and charitable organizations.
John R. Haire (74) ........................   Chairman of the Audit Committee and Director or
Trustee Two World Trade Center                Trustee of the Morgan Stanley Dean Witter Funds;
New York, New York                            Chairman of the Audit Committee and Trustee of
                                              the TCW/DW Funds; Chairman of the Audit
                                              Committee and Chairman of the Audit Committee
                                              and Trustee of Discover Brokerage Index Series;
                                              formerly Chairman of the Independent Directors or
                                              Trustees of the Morgan Stanley Dean Witter Funds
                                              and the TCW/DW Funds (until June, 1998);
                                              formerly President, Council for Aid to Education
                                              (1978-1989) and Chairman and Chief Executive
                                              Officer of Anchor Corporation, an investment
                                              advisor (1964-1978).
Wayne E. Hedien (65) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Trustee of Discover Brokerage
c/o Gordon Altman Butowsky                    Index Series; Director of The PMI Group, Inc.
Weitzen Shalov & Wein                         (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees           Chairman of The Field Museum of Natural History;
114 West 47th Street                          formerly associated with the Allstate Companies
New York, New York                            (1966-1994), most recently as Chairman of The
                                              Allstate Corporation (March, 1993-December,
                                              1994) and Chairman and Chief Executive Officer of
                                              its wholly-owned subsidiary, Allstate Insurance
                                              Company (July, 1989-December, 1994); director of
                                              various other business and charitable
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Director or Trustee of the
Washington, D.C.                              Morgan Stanley Dean Witter Funds; Trustee of the
                                              TCW/DW Funds; Trustee of Discover Brokerage
                                              Index Series; Director of NASDAQ (since June,
                                              1995); Director of Greenwich Capital Markets, Inc.
                                              (broker-dealer) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice
                                              Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant
                                              Secretary of the U.S. Treasury.
Michael E. Nugent (62) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the
c/o Triumph Capital, L.P.                     Morgan Stanley Dean Witter Funds; Trustee of the
237 Park Avenue                               TCW/DW Funds; Trustee of Discover Brokerage
New York, New York                            Index Series; formerly Vice President, Bankers
                                              Trust Company and BT Capital Corporation
                                              (1984-1988); director of various business
                                              organizations.
Philip J. Purcell* (55) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Trustee of Discover
                                              Brokerage Index Series; Director and/or officer of
                                              various MSDW subsidiaries.
John L. Schroeder (68) ....................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Trustee of the TCW/DW Funds;
c/o Gordon Altman Butowsky                    Trustee of Discover Brokerage Index Series;
Weitzen Shalov & Wein                         Director of Citizens Utilities Company; formerly
Counsel to the Independent Trustees           Executive Vice President and Chief Investment
114 West 47th Street                          Officer of the Home Insurance Company (August,
New York, New York                            1991-September, 1995).

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Barry Fink (44) ...........................   Senior Vice President (since March, 1997) and
Vice President,                               Secretary and General Counsel (since February,
Secretary and General Counsel                 1997) and Director (since July, 1998) of the
Two World Trade Center                        Investment Manager and MSDW Services
New York, New York                            Company; Senior Vice President (since March,
                                              1997) and Assistant Secretary and Assistant
                                              General Counsel (since February, 1997) of the
                                              Distributor; Assistant Secretary of Dean Witter
                                              Reynolds (since August, 1996); Vice President,
                                              Secretary and General Counsel of the Morgan
                                              Stanley Dean Witter Funds and the TCW/DW
                                              Funds (since February, 1997); Vice President,
                                              Secretary and General Counsel of Discover
                                              Brokerage Index Series; previously First Vice
                                              President (June, 1993-February, 1997), Vice
                                              President and Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              MSDW Services Company and Assistant Secretary
                                              of the Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds.
James F. Willison (56) ....................   Senior Vice President of the Investment Manager;
Vice President                                Vice President of various Morgan Stanley Dean
Two World Trade Center                        Witter Funds.
New York, New York
Thomas F. Caloia (52) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager and MSDW Services
Two World Trade Center                        Company; Treasurer of the Morgan Stanley Dean
New York, New York                            Witter Funds, the TCW/DW Funds and Discover
                                              Brokerage Index Series.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     In addition, Mitchell M. Merin, President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of the Investment Manager and MSDW Services Company, Chairman and Director of the Distributor and the Transfer Agent, Executive Vice President and Director of Dean Witter Reynolds, and Director of various MSDW subsidiaries, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph
J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and Peter M. Avelar, Kevin Hurley and Jonathan R. Page, Senior Vice Presidents of the Investment Manager, and Joseph R. Arcieri, Gerard J. Lian and Katherine H. Stromberg, Vice Presidents of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Ruth Rossi, and Carsten Otto, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Todd Lebo, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so. All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional fee of $1,200). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees for which services the Fund paid him an additional annual fee of $1,200. Effective May 1, 1999, Dr. Johnson serves as Chairman of the Audit Committee.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended November 30, 1998.


                               FUND COMPENSATION




                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,450
Edwin J. Garn .................        1,600
John R. Haire .................        2,900
Wayne E. Hedien ...............        1,600
Dr. Manuel H. Johnson .........        1,550
Michael E. Nugent .............        1,600
John L. Schroeder .............        1,600


     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS





                               FOR SERVICE                       FOR SERVICE AS                          TOTAL CASH
                             AS DIRECTOR OR                        CHAIRMAN OF       FOR SERVICE AS     COMPENSATION
                               TRUSTEE AND                         INDEPENDENT        CHAIRMAN OF     FOR SERVICES TO
                                COMMITTEE     FOR SERVICE AS   DIRECTORS/TRUSTEES     INDEPENDENT        85 MORGAN
                                MEMBER OF       TRUSTEE AND         AND AUDIT         TRUSTEES AND      STANLEY DEAN
                                85 MORGAN        COMMITTEE      COMMITTEES OF 85         AUDIT        WITTER FUNDS AND
NAME OF                       STANLEY DEAN     MEMBER OF 11      MORGAN STANLEY      COMMITTEES OF       11 TCW/DW
INDEPENDENT TRUSTEE           WITTER FUNDS     TCW/DW FUNDS     DEAN WITTER FUNDS   11 TCW/DW FUNDS        FUNDS
--------------------------- ---------------- ---------------- -------------------- ----------------- -----------------
Michael Bozic .............     $120,150               --                 --                 --           $120,150
Edwin J. Garn .............      132,450               --                 --                 --            132,450
John R. Haire .............      136,450          $66,931           $101,338            $14,725            319,444
Wayne E. Hedien ...........      132,350               --                 --                 --            132,350
Dr. Manuel H. Johnson            128,400           62,331                 --                 --            190,731
Michael E. Nugent .........      132,450           62,131                 --                               194,581
John L. Schroeder .........      132,450           64,731                 --                 --            197,181


     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.



     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended November 30, 1998 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of November 30, 1998 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.


  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS





                                   FOR ALL ADOPTING FUNDS
                              --------------------------------
                                                                                                    ESTIMATED ANNUAL
                                                                      RETIREMENT BENEFITS                BENEFITS
                                  ESTIMATED                           ACCRUED AS EXPENSES          UPON RETIREMENT(2)
                               CREDITED YEARS      ESTIMATED     -----------------------------   -----------------------
                                OF SERVICE AT      PERCENTAGE                     BY ALL                       FROM ALL
NAME OF                          RETIREMENT       OF ELIGIBLE     BY THE         ADOPTING         FROM THE     ADOPTING
INDEPENDENT TRUSTEE             (MAXIMUM 10)      COMPENSATION     FUND            FUNDS            FUND         FUNDS
---------------------------   ----------------   -------------   --------   ------------------   ----------   ----------
Michael Bozic .............          10               60.44%     $  392     $ 22,377            $  997       $52,250
Edwin J. Garn .............          10               60.44         675       35,225               997         52,250
John R. Haire .............          10               60.44       1,161      (12,211)(3)         2,455        134,705
Wayne E. Hedien ...........           9               51.37         679       41,979               848         44,413
Dr. Manuel H. Johnson .....          10               60.44         262       14,047               997         52,250
Michael E. Nugent .........          10               60.44         501       25,336               997         52,250
John L. Schroeder .........           8               50.37         796       45,117               838         44,343



----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the Surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
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     The following persons owned 5% or more shares of each Series of the Fund as of March 1, 1999: Minnesota Series -- Odd Rovick, Roger Rovick, David Rovick, Richard Olson TTEE Residuar Trust U/W Emma Rovick DTD 1/2/87 5501 Village Drive Apt 305, Edina, MN 55439-1949 -- 8.27%; Pennsylvania Series -- Commonwealth of PA/PENNVEST PA Treasury, Financial Bldg., Room 126, Harrisburg, PA 17120 -- 19.29%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
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A. INVESTMENT MANAGER



     The Investment Manager to each Series is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of each Series' assets, including the placing of orders for the purchase and sale of portfolio securities for the Series. Each Series pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the net assets of that Series determined as of the close of each business day.


     During the fiscal year ended November 30, 1996, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued to the Investment Manager under the Management Agreement total compensation in the amounts of $165,968, $401,258, $249,499, $56,700, $72,796, $36,759, $160,350, $48,928, $76,978, and $173,524. During the
fiscal year ended November 30, 1997, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued to the Investment Manager under the Management Agreement total compensation in the amounts of $152,041, $372,728, $235,241, $52,284, $69,676, $31,997, $150,967,
$45,334, $70,502 and $155,772, respectively.


     During the fiscal year ended November 30, 1998, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued to the Investment Manager under the Management Agreement total compensation in the amounts of $143,707, $366,413, $222,722, $51,570, $66,318, $30,046, $144,628, $43,428, $64,310, and $184,737,
respectively.


     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Series' shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of each Series. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Trustees, including a majority of the Independent Trustees, approved the current Distribution Agreement appointing the Distributor as exclusive distributor of each Series' shares and providing for the Distributor to bear distribution expenses not borne by a Series. By its terms, the Distribution Agreement had an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Trustees. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1999.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of Series shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the shares of each Series, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of Series shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and the Series' shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES


     The Investment Manager manages the investment of each Series' assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of a Series in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing each Series' investments, the Investment Manager maintains certain of each Series' books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as each Series may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Each Series pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of asset size of the respective Series. Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund or each respective Series depending upon the nature of the expense. The expenses borne directly by each Series include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Series and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Series and supplements thereto to the Series' shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment

Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Series borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit, the costs of litigation, payment of legal claims or liabilities or indemnification relating thereto may be directly applicable to a particular Series or may be proportionately allocated on the basis of the size of each Series. The Trustees have determined that this is an appropriate method of allocation of such expenses); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement has an initial term ending April 30, 1999 and will remain in effect from year to year thereafter with respect to each Series, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of that Series, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").


     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the
Plan: (1) compensation to and expenses of Dean Witter Reynolds' Financial Advisors and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of Series shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the average daily net assets of the shares of each Series of the Fund during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors and other authorized financial representatives may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Distributor provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of Series shares.

     The Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series, accrued a total of $59,039, $152,886, $90,485, $21,596, $27,604, $12,575, $58,389, $16,908, $25,943 and $78,423,
respectively pursuant to the Plan of Distribution for the fiscal year ended November 30, 1998. Such payment amounted to an annual rate of 0.14 of 1% of the average daily net assets of the Arizona Series, Florida Series, New Jersey Series, New York Series and Ohio Series and, 0.15% of the daily net assets of the California Series, Massachusetts Series, Michigan Series, Minnesota Series and Pennsylvania Series. It is estimated that the amount paid by the Fund for distribution was for expenses which relate to compensation of sales personnel and associated overhead expenses. The Distributor has informed the Fund that it received sales charges on sales of the Fund's shares in the approximate amounts of $1,324,657, $912,113, and $994,943 for the fiscal years ended 1996, 1997, and 1998, respectively.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides each of the Series the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the incremental distribution expenses incurred on behalf of each of each Series the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by each Series of the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Trustees, including a majority of the Independent Trustees, at a Board meeting held on April 30, 1998.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


  (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.



     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS



     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Series, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Each Series expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Each Series also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion each Series may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the fiscal years ended November 30, 1996, 1997 and 1998, the Fund and each Series paid no such brokerage commissions or concessions.



B. COMMISSIONS


     Pursuant to an order of the SEC, each Series may effect principal transactions in certain money market instruments with Dean Witter Reynolds. Each Series will limit its transactions with Dean Witter Reynolds to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the fiscal years ended November 30, 1996, 1997 and 1998, the Series did not effect any principal transactions with Dean Witter Reynolds.

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for any Series, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. Each Series does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended November 30, 1996, 1997 and 1998, the Fund and the Series paid no brokerage commissions to an affiliated broker or dealer.




C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for each Series' portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.


     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of a Series as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Series' portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of a Series in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of a Series' transactions will be directed to a broker which sells shares of the Series to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Series and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Series and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Series and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.



D. DIRECTED BROKERAGE


     During the fiscal year ended November 30, 1998, the Fund and the Series did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS

     During the fiscal year ended November 30, 1998, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At November 30, 1998, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
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     The shareholders of each Series of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how the shares of each Series are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.



     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Series shares, the application of proceeds to the purchase of new shares in a Series or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.



     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

B. OFFERING PRICE


     The price of each Series, called "net asset value," is based on the value of each Series' portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for each Series it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for each Series are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for each Series.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
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     Each Series generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of each Series will affect the amount and timing and character of the distributions made by the Series. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. Each Series intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, each Series will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     Each Series generally intends to distribute sufficient income and gains so that the Series will not pay corporate income tax on its earnings. Each Series also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Series may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, such Series will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by a Series will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     In computing net investment income, each Series will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Series could be affected. In that event, each Series would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Each Series intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by a Series which consists of interest received by the Series on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     Each Series intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by each Series will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Series shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of each Series is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from a Series in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Series of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF SERIES SHARES. Any dividend or capital gains distribution received by a shareholder from a Series will have the effect of reducing the net asset value of the shareholder's stock in the Series by the exact amount of the dividend or capital gains distribution.

Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of a Series immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Series shares is normally treated as a sale for tax purposes. Shares of a Series held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Series is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in a Series for shares of another Series or for shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Series, followed by the purchase of shares in the second Series or Fund.

     If a shareholder realizes a loss on the redemption or exchange of a shares in a Series and reinvests in shares of such Series within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Series is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Series. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

     THE ARIZONA SERIES -- SPECIAL TAX CONSIDERATIONS. Under a ruling issued by the Arizona Department of Revenue in 1984, distributions from the Arizona Series that are received by shareholders that are Arizona taxpayers will not be subject to Arizona income tax to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States. Distributions from the Arizona Series attributable to obligations of the governments of Puerto Rico, the Virgin Islands and Guam also are excludible from Arizona income tax pursuant to federal law. Other distributions from the Arizona Series, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers. Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Arizona Series should not be deductible for Arizona income tax purposes to the extent that the Arizona Series holds tax-exempt obligations of the State of Arizona, obligations of the United States, and obligations of Puerto Rico, the Virgin Islands and Guam.


     The foregoing discussion assumes that in each taxable year the Arizona Series qualifies and elects to be taxed as a regulated investment company for federal income tax purposes. In addition, the following discussion assumes that in each taxable year the Arizona Series qualifies to pay exempt-interest dividends by complying with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes pursuant to section 103(a) of the Code.

     THE CALIFORNIA SERIES -- SPECIAL TAX CONSIDERATIONS. In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code as in effect on January 1, 1998, and is exempt from federal income tax,
(i) the California Series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the California Series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, the California Series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.


     The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the California Series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

     Individual shareholders of the California Series who reside in California will not be subject to California personal income tax on distributions received from the California Series to the extent such distributions are attributable to interest received by the California Series during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

     Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.


     Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the California Series and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the California Series will not be subject to tax, or receive a credit for tax paid by the California Series, on undistributed capital gains, if any.


     Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the California Series, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

     Distributions from investment income and long-term and short-term capital gains will not be excludable from taxable income in determining the California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and long-term and short-term capital gains may be subject to state taxes in states other than California, and to local taxes.

     THE FLORIDA SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing Florida law, neither the State of Florida nor any of its political subdivisions or other governmental authorities may impose an income tax on individuals. Accordingly, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on income derived from investments in the Florida Series. However, such income may be subject to state or local income taxation under applicable state or local laws in jurisdictions other than Florida. In addition, the income received from the Florida Series may be subject to estate taxes under present Florida law and certain corporations may be subject to the taxes imposed by Chapter 220, Florida Statutes, on interest, income or profits on debt obligations owned by corporations as defined in said Chapter 220.

     The State of Florida also imposes an annual tax of 2 mills on each dollar ($2.00 per $1,000) of the just valuation of all intangible personal property that has a taxable situs within the State with certain exemptions and limitations. However, the entire value of a shareholder's interest in the Florida Series will be exempt from Florida's intangible personal property tax if, as is intended, all of the investments and other assets held by the Florida Series on each annual assessment date are exempt individually from the intangible personal property tax. It presently is the policy and intention of the Fund and the Investment Manager to manage the Florida Series in such a manner as to ensure that on each annual assessment date the Florida Series will consist of only those investments and other assets which are exempt from the Florida intangible personal property tax. Accordingly, it is unlikely that any shareholder of the Florida Series will ever be subject to such tax. In the event that the Florida Series includes investments or other assets on the annual assessment date which may subject shareholders to the Florida intangible personal property tax, the Fund shall so notify the Shareholders.

     THE MASSACHUSETTS SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing Massachusetts law, provided the Massachusetts Series qualifies as a "regulated investment company" under the Code, the Massachusetts Series will not be subject to Massachusetts income or excise taxation. Shareholders of the Massachusetts Series that are individuals, estates or trusts and are subject to the Massachusetts personal income tax will not be subject to such tax on distributions of the Massachusetts Series that qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code and are attributable to interest received by the Massachusetts Series on obligations issued by The Commonwealth of agencies and instrumentalities, or by Puerto Rico, the U.S. Virgin Islands or Guam, which pay interest excludable from gross income under the Code and exempt from Massachusetts personal income taxation. Other distributions to such shareholders will generally be included in income subject to the Massachusetts personal income tax, except for (1) distributions, if any, attributable to interest received by the Massachusetts Series on direct obligations of the United States and (2) distributions, if any, attributable to gain realized by the Massachusetts Series on the sale of certain Massachusetts obligations issued pursuant to Massachusetts statutes that specifically exempt such gain from Massachusetts taxation. Dividends from the Massachusetts Series that qualify as capital gain dividends under Section 852(b)(3)(C) of the Code, other than such dividends described in the second clause of the preceding sentence, will be treated as long-term capital gains for Massachusetts personal income tax purposes.

     As a result of a change in the Massachusetts tax laws, applicable to taxable years beginning on or after January 1, 1996, capital gain income from the sale or exchange of shares of the Massachusetts Series will be taxed at a stepped down rate depending on the number of years such shares have been held. For purposes of determining the holding period, shares acquired prior to 1/1/96 shall be deemed to have been acquired on 1/1/95, or on the date of actual acquisition, whichever is later.

     In determining the Massachusetts excise tax on corporations subject to Massachusetts taxation, distributions from the Massachusetts Series, whether attributable to taxable or tax-exempt income or gain realized by the Massachusetts Series, will not be excluded from a corporate shareholder's net income and, in the case of a shareholder that is an intangible property corporation, shares of the Massachusetts Series will not be excluded from net worth.

     THE MICHIGAN SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing Michigan law, to the extent that the distributions from the Michigan Series qualify as "exempt-interest dividends" of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities ("Michigan Obligations"), or obligations of the United States or its agencies or possessions that are exempt from state taxation, such distributions will also not be subject to Michigan income tax or Michigan single business tax.


     To the extent that distributions of the Michigan Series are derived from other income, including long-or short-term capital gains, the distributions will not be exempt from Michigan income tax or Michigan single business tax.

     Certain Michigan cities have adopted Michigan's uniform city income tax ordinance, which under the Michigan city income tax act is the only income tax ordinance that may be adopted by cities in Michigan. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to any Michigan city's income tax.


     THE MINNESOTA SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing Minnesota law, provided the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, individual shareholders of the Minnesota Series resident in Minnesota who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Series generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included for Minnesota income tax purposes in the net income of resident individuals, among others, if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

     Minnesota presently imposes an alternative minimum tax on resident individuals that is based, in part, on their federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax.


     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of individual shareholders of the Minnesota Series who are resident in Minnesota.

     Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income.

     Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships.

     Interest on indebtedness incurred or continued by a shareholder of the Minnesota Series to purchase or carry shares of the Minnesota Series will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes, in the case of individual shareholders of the Minnesota Series who are resident in Minnesota.

     Shares of the Minnesota Series will not be subject to the Minnesota personal property tax.


     THE NEW JERSEY SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing New Jersey law, as long as the New Jersey Series qualifies as a "qualified investment fund," shareholders of the New Jersey Series may exclude certain distributions from the New Jersey Series from gross income for purposes of calculating the New Jersey gross income tax imposed on individuals, estates and certain trusts. Distributions permitted to be excluded are those that are attributable to interest or gain from obligations (1) issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey, or (2) statutorily free from New Jersey or local taxation under other acts of New Jersey or under the laws of the United States.

     A "qualified investment fund", as defined by applicable New Jersey law, is any investment company or trust registered with the Securities Exchange Commission, or any series of such investment company or trust, which, for the calendar year in which the distribution is paid, (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all its investments, excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by section 851(b) of the federal Internal Revenue Code, 26 U.S.C. Section 851(b), cash and cash items (including receivables), in obligations of the types described in the preceding paragraph. Failure to satisfy the "80% investment test" described in clause (b) of the preceding sentence, even if necessary to maintain a "defensive" position, would cause all distributions from the New Jersey Series to be included in the gross income of shareholders for purposes of calculating the New Jersey gross income tax.

     The foregoing exclusion applies only to shareholders who are individuals, estates, and trusts, subject to the New Jersey gross income tax. That tax does not apply to corporations, and while certain qualifying distributions are exempt from corporation income tax, all distributions will be reflected in the net income tax base for purposes of computing the corporation business tax.

     The New Jersey Series will notify shareholders by February 15 of each calendar year as to the portion of its distributions for the preceding calendar year that is exempt from federal income and New Jersey income taxes.

     THE NEW YORK SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing New York law, individual shareholders who are New York residents will not incur any federal, New York State or New York City income tax on the amount of exempt-interest dividends received by them from the Series which represents a distribution of income from New York tax-exempt securities whether taken in cash or reinvested in additional shares.

     Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

     Shareholders will normally be subject to federal, New York State or New York City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or New York City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

     THE OHIO SERIES -- SPECIAL TAX CONSIDERATIONS. Under existing Ohio law, provided the Ohio Series qualifies as a "regulated investment company" under the Code, the Ohio Series will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax, or to income taxes imposed by municipalities and other political subdivisions in Ohio. Individual shareholders of the Ohio Series who are subject to the Ohio personal income taxes will not be subject to such taxes on distributions with respect to shares of the Ohio Series to the extent that such distributions are directly attributable to interest on obligations issued by the State of Ohio, its counties and municipalities, authorities, instrumentalities or other political subdivisions ("Ohio Obligations"). Corporate shareholders of the Ohio Series that are subject to the Ohio corporation franchise tax computed on the net income basis will not be subject to such tax on distributions with respect to shares of the Ohio Series to the extent that such distributions either (a) are attributable to interest on Ohio obligations, or (b) represent "exempt-interest dividends" as defined in Section 852 of the Code. Shares of the Ohio Series will, however, be included in a corporate shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

     Distributions with respect to the Ohio Series that are attributable to interest on obligations of the United States or its territories or possessions (including the Governments of Puerto Rico, the Virgin Islands, and Guam), or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States, will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax (to the extent computed on the net income basis), or to taxes imposed by municipalities and other political subdivisions in Ohio.

     Capital gains distributed by the Ohio Series attributable to any profits made on the sale, exchange, or other disposition by the Ohio Series of Ohio Obligations will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax (to the extent computed on the net income basis), or to taxes imposed by municipalities and other political subdivisions in Ohio.

     Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Ohio Series to purchase or carry shares of the Ohio Series will not be deductible for Ohio personal income tax purposes.

     THE PENNSYLVANIA SERIES -- SPECIAL TAX CONSIDERATIONS. Individual shareholders of the Pennsylvania Series resident in the Commonwealth of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth, its agencies, authorities and political subdivisions or obligations of the United States or of the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series, including capital gains generally and interest on securities not described in the preceding sentence, generally will not be exempt from Pennsylvania Personal Income Tax.

     Other than the School District of Philadelphia, political subdivisions of the Commonwealth have not been authorized to impose an unearned income tax upon resident individuals. Individual shareholders who reside in the Philadelphia School District will not be subject to the School District Unearned Income Tax on (i) distributions received from the Pennsylvania Series to the extent that such distributions are exempt from Pennsylvania Personal Income Tax, or (ii) distributions of capital gains income by the Pennsylvania Series.

     Corporate shareholders who are subject to the Pennsylvania Corporate Net Income Tax will not be subject to that tax on distributions by the Pennsylvania Series that qualify as "exempt-interest dividends" under Section 852(b)(5) of the U.S. Internal Revenue Code or are attributable to interest on obligations of the United States or agencies or instrumentalities thereof. For Capital Stock/Foreign Franchise Tax purposes, corporate shareholders must normally reflect their investment in the Pennsylvania Series and the dividends received thereon in the determination of the taxable value of their capital stock.

     The Pennsylvania Series will not be subject to Corporate Net Income Tax or other corporate taxation in Pennsylvania.


     A Pennsylvania statute purports to authorize most counties to impose a tax on intangible personal property of their residents. Although this tax is presently under constitutional challenge in the courts, some counties may attempt to levy the tax. Shares in the Pennsylvania Series constitute intangible personal property. However, shares in the Pennsylvania Series will not be subject to intangible personal property taxation to the extent that the intangible personal property owned in the portfolio of the Pennsylvania Series would not be subject to such taxation if owned directly by a resident of Pennsylvania. The Pennsylvania Series will invest predominantly in obligations of the Commonwealth, its agencies, authorities and political subdivisions, or obligations of the United States or the Governments of Puerto Rico, the Virgin Islands or Guam, which obligations are not subject to intangible personal property taxation in Pennsylvania. Only the fraction, if any, of the value of the Pennsylvania Series' portfolio not invested in securities described in the preceding sentence would be subject to any applicable intangible personal property tax.


X. UNDERWRITERS
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     The shares of each Series are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
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     As discussed in the Prospectus, from time to time each Series of the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. The yield of each Series is calculated for any 30-day period as follows: the amount of interest income for each security in a particular Series' portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Series' gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share of that Series on the last day of the period multiplied by the average number of the Series' shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30 day period ended November 30, 1998, the yields, calculated pursuant to the formula described above, for the Arizona Series, the California Series, the Florida Series, the

Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series were 3.66%, 4.04%, 3.78%, 3.81%, 3.89%, 3.75%, 3.86%, 3.87%, 4.05% and 4.05%
respectively.


     To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities.


     Each Series of the Fund may also quote a "tax-equivalent yield" determined by dividing the tax- exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The tax-equivalent yield for the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series based upon a combined Federal and respective State personal income tax bracket of 42.64%, 45.22%, 39.60%, 43.19%, 42.58%, 44.73%,
43.45%, 43.74%, 43.70% and 41.29% respectively for the 30 day period ended November 30, 1998, were 6.38%, 7.37%, 6.26%, 6.71%, 6.74%, 6.78%, 6.83%, 6.88%,
7.20% and 6.90% respectively, based upon the respective yields quoted above.


     Each Series' "average annual total return" represents an annualization of that Series' total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


     The average annual total returns of the Arizona Series, California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series for the fiscal year ended November 30, 1998, for the five years ended November 30, 1998 and for the period January 15, 1991 (commencement of operations) (April 30, 1991 for the Arizona Series) through November 30, 1998 were:






                                                                               AVERAGE ANNUAL
                                                                                TOTAL RETURN
                                                                                 FOR PERIOD
                                                                                    FROM
                                    AVERAGE ANNUAL        AVERAGE ANNUAL        COMMENCEMENT
                                   TOTAL RETURN FOR      TOTAL RETURN FOR       OF OPERATIONS
                                  FISCAL YEAR ENDED      FIVE YEARS ENDED          THROUGH
SERIES                           NOVEMBER 30, 1998     NOVEMBER 30, 1998     NOVEMBER 30, 1998
------------------------------   -------------------   -------------------   ------------------
Arizona Series ...............           2.30%                 4.59%                 6.71%
California Series ............           3.28%                 5.22%                 7.50%
Florida Series ...............           3.27%                 4.99%                 7.19%
Massachusetts Series .........           2.75%                 5.09%                 7.52%
Michigan Series ..............           2.94%                 5.03%                 7.42%
Minnesota Series .............           1.54%                 4.53%                 6.64%
New Jersey Series ............           3.19%                 4.98%                 7.31%
New York Series ..............           3.20%                 5.19%                 7.57%
Ohio Series ..................           2.57%                 4.97%                 7.27%
Pennsylvania Series ..........           2.34%                 4.82%                 7.20%

     During the period January 15, 1991 through November 30, 1997, the Investment Manager assumed certain expenses and waived the compensation provided for in its Management Agreement with respect to each Series of the Fund and during specific time periods within this period with respect to only the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series. Had each such Series borne these expenses and paid these fees, the average annual total returns for the fiscal year ended November 30, 1998, for the five years ended November 30, 1998 and for the period January 15, 1991 through November 30, 1998 would have been:





                                                                                AVERAGE ANNUAL
                                                                                 TOTAL RETURN
                                                                               (WITHOUT WAIVER)
                                    AVERAGE ANNUAL         AVERAGE ANNUAL        FOR PERIOD OF
                                     TOTAL RETURN           TOTAL RETURN        COMMENCEMENT OF
                                   (WITHOUT WAIVER)       (WITHOUT WAIVER)        OPERATIONS
                                FOR FISCAL YEAR ENDED   FOR FIVE YEARS ENDED        THROUGH
SERIES                            NOVEMBER 30, 1998       NOVEMBER 30, 1998    NOVEMBER 30, 1998
------------------------------ ----------------------- ---------------------- ------------------
Massachusetts Series .........           2.75%                   4.90%                7.24%
Michigan Series ..............           2.94%                   4.85%                7.14%
Minnesota Series .............           1.54%                   4.16%                6.16%
New York Series ..............           3.20%                   4.93%                7.21%
Ohio Series ..................           2.57%                   4.79%                7.01%



     In addition to the foregoing, each Series of the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge, which, if reflected would reduce the performance quoted. For example, the average annual total return of each Series of the Fund may be calculated in the manner described above but without the deduction for any applicable sales charge.

     Based on this calculation, the average annual total returns (without deduction for applicable sales charge) for the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series for the fiscal year ended November 30, 1998, for the five years ended November 30, 1998 and for the period January 15, 1991 (April 30, 1991 for the Arizona Series) through November 30, 1998 were:





                                                                                        TOTAL RETURN
                                     TOTAL RETURN            TOTAL RETURN          (WITHOUT DEDUCTION FOR
                                (WITHOUT DEDUCTION OF   (WITHOUT DEDUCTION FOR         SALES CHARGE)
                                    SALES CHARGE)            SALES CHARGE)       FOR PERIOD OF COMMENCEMENT
                                FOR FISCAL YEAR ENDED    FOR FIVE YEARS ENDED      OF OPERATIONS THROUGH
SERIES                            NOVEMBER 30, 1998        NOVEMBER 30, 1998         NOVEMBER 30, 1998
------------------------------ ----------------------- ------------------------ ---------------------------
Arizona Series ...............           6.56%                    5.45%                     7.29%
California Series ............           7.58%                    6.08%                     8.06%
Florida Series ...............           7.58%                    5.85%                     7.75%
Massachusetts Series .........           7.03%                    5.95%                     8.08%
Michigan Series ..............           7.23%                    5.90%                     7.98%
Minnesota Series .............           5.77%                    5.38%                     7.20%
New Jersey Series ............           7.49%                    5.84%                     7.87%
New York Series ..............           7.50%                    6.05%                     8.13%
Ohio Series ..................           6.84%                    5.83%                     7.82%
Pennsylvania Series ..........           6.60%                    5.68%                     7.75%



     In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for the fiscal year ended November 30, 1998, for the five years ended November 30, 1998 and for the period January 15, 1991 (May 1, 1991 for the Arizona Series) through November 30, 1998 were:






                                                                                      TOTAL RETURN
                                                                               FOR PERIOD OF COMMENCEMENT
                                     TOTAL RETURN           TOTAL RETURN             OF OPERATIONS
                                FOR FISCAL YEAR ENDED   FOR FIVE YEARS ENDED            THROUGH
SERIES                            NOVEMBER 30, 1998       NOVEMBER 30, 1998        NOVEMBER 30, 1998
------------------------------ ----------------------- ---------------------- ---------------------------
Arizona Series ...............           6.56%                  30.37%                    70.49%
California Series ............           7.58%                  34.32%                    84.15%
Florida Series ...............           7.58%                  32.87%                    79.95%
Massachusetts Series .........           7.03%                  33.50%                    84.38%
Michigan Series ..............           7.23%                  33.17%                    83.06%
Minnesota Series .............           5.77%                  29.98%                    72.85%
New Jersey Series ............           7.49%                  32.84%                    81.59%
New York Series ..............           7.50%                  34.14%                    85.06%
Ohio Series ..................           6.84%                  32.78%                    80.95%
Pennsylvania Series ..........           6.60%                  31.81%                    80.03%



     The Fund may also advertise the growth of the hypothetical investments of $10,000, $50,000 and $100,000 in shares of any Series of the Fund by adding 1 to the respective Series' aggregate total return to date and multiplying by $9,600, $48,375 or $97,250 ($10,000, $50,000 or $100,000 adjusted for a 4.0%,
3.25% and 2.75% sales charge). Investments of $10,000 adjusted for a 4.0% sales charge in the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series at inception would have grown to the following amounts:






                                     INVESTMENT AT COMMENCEMENT
                                          OF OPERATIONS OF
                                 -----------------------------------
SERIES                            $10,000     $50,000      $100,000
------------------------------   ---------   ---------   -----------
Arizona Series ...............   $16,367     $82,475     $165,802
California Series ............   $17,679     $89,083     $179,086
Florida Series ...............   $17,275     $87,051     $175,001
Massachusetts Series .........   $17,701     $89,194     $179,310
Michigan Series ..............   $17,574     $88,555     $178,026
Minnesota Series .............   $16,594     $83,616     $168,097
New Jersey Series ............   $17,432     $87,844     $176,596
New York Series ..............   $17,766     $89,523     $179,971
Ohio Series ..................   $17,371     $87,535     $175,974
Pennsylvania Series ..........   $17,283     $87,090     $175,079



     Each Series of the Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 1998 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- ARIZONA SERIES

PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                                 COUPON     MATURITY
 THOUSANDS                                                                                  RATE        DATE         VALUE
-----------                                                                             ------------ ---------- --------------
            ARIZONA TAX-EXEMPT MUNICIPAL BONDS (93.5%)
            General Obligation (14.7%)
 $  1,000   Paradise Valley Unified School District #69, Ser B 1995 (MBIA) ............ 5.25 %       07/01/15    $ 1,032,780
            Phoenix,
    1,000   Refg Ser 1992 ............................................................. 6.375        07/01/13      1,096,800
    1,000   Ser 1998 .................................................................. 4.50         07/01/18        957,250
            Tucson,
      750   Refg Ser 1995 (FGIC) ...................................................... 5.50         07/01/12        798,788
    1,000   Refg Ser 1998 ............................................................. 5.50         07/01/18      1,088,190
    1,000   Puerto Rico, Public Improvement Ser 1998 (MBIA) ........................... 6.00         07/01/16      1,155,660
 --------                                                                                                        -----------
    5,750                                                                                                          6,129,468
 --------                                                                                                        -----------
            Educational Facilities Revenue (5.1%)
    1,000   Arizona Board of Regents, Arizona State University Ser 1992 A ............. 5.50         07/01/19      1,034,700
    1,000   University of Arizona, Telecommunications Ser 1991 COPs ................... 6.50         07/15/12      1,098,710
 --------                                                                                                        -----------
    2,000                                                                                                          2,133,410
 --------                                                                                                        -----------
            Electric Revenue (6.8%)
      820   Salt River Project Agricultural Improvement & Power District, Refg 1992
            Ser D ..................................................................... 6.25         01/01/27        882,820
            Puerto Rico Electric Power Authority,
    1,000   Power Ser DD (FSA) ........................................................ 4.50         07/01/19        948,460
    1,000   Power Ser GG (FSA) ........................................................ 4.75         07/01/21        978,270
 --------                                                                                                        -----------
    2,820                                                                                                          2,809,550
 --------                                                                                                        -----------
            Hospital Revenue (12.2%)
      700   Arizona Health Facilities Authority, Phoenix Memorial Hospital
            Refg Ser 1991 ............................................................. 8.20         06/01/21        752,458
            Maricopa County Industrial Development Authority,
    2,000   Catholic Healthcare West 1992 Ser A (MBIA) ................................ 5.75         07/01/11      2,150,480
    1,000   Mayo Clinic Ser 1998 ...................................................... 5.25         11/15/37      1,007,690
    1,100   Pima County Industrial Development Authority, Carondelet Health Care
 --------
            Corp Ser 1993 (MBIA)** .................................................... 5.25         07/01/13      1,174,107
                                                                                                                 -----------
    4,800                                                                                                          5,084,735
 --------                                                                                                        -----------
            Industrial Development/Pollution Control Revenue (9.3%)
    1,000   Greenlee County Industrial Development Authority, Phelps Dodge Corp
            Refg 1994 ................................................................. 5.45         06/01/09      1,047,600
    1,000   Mohave County Industrial Development Authority, Citizens Utilities Co
            1993 Ser B (AMT) .......................................................... 5.80         11/15/28      1,032,510
    1,700   Santa Cruz County Industrial Development Authority, Citizens Utilities Co
 --------
            Ser 1991 (AMT) ............................................................ 7.15         02/01/23      1,769,938
                                                                                                                 -----------
    3,700                                                                                                          3,850,048
 --------                                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- ARIZONA SERIES

 PRINCIPAL
 AMOUNT IN                                                                              COUPON     MATURITY
 THOUSANDS                                                                               RATE        DATE        VALUE
-----------                                                                          ------------ ---------- -------------
            Mortgage Revenue -- Multi-Family (2.4%)
  $   940   Pima County Industrial Development Authority, Rancho Mirage Ser 1992
  -------
            (AMT) (AGRC) ........................................................... 7.05 %       04/01/22    $ 1,005,396
                                                                                                              -----------
            Public Facilities Revenue (5.0%)
            Arizona,
      500   Refg Ser 1992 B COPs (AMBAC) ........................................... 6.25         09/01/10        543,760
      500   Ser 1991 COPs (FSA) .................................................... 6.25         09/01/11        537,705
    1,000   Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1997 A
  -------
            (AMBAC) ................................................................ 5.00         07/01/28      1,001,640
                                                                                                              -----------
    2,000                                                                                                       2,083,105
  -------                                                                                                     -----------
            Transportation Facilities Revenue (10.1%)
    1,000   Phoenix, Street & Highway User Refg Ser 1993 ........................... 5.125        07/01/11      1,037,550
            Tucson,
    1,000   Street & Highway User Sr Lien Refg Ser 1993 ............................ 5.50         07/01/09      1,066,310
    1,000   Street & Highway User Sr Lien Refg Ser 1996 (MBIA) ..................... 6.00         07/01/10      1,147,890
    1,000   Puerto Rico Highway & Transportation Authority, Ser 1998 A ............. 4.75         07/01/38        960,360
  -------                                                                                                     -----------
    4,000                                                                                                       4,212,110
  -------                                                                                                     -----------
            Water & Sewer Revenue (24.9%)
    1,000   Arizona Wastewater Management Authority, Wastewater Ser 1992 A
            (AMBAC) ................................................................ 5.95         07/01/12      1,081,860
    1,000   Arizona Water Infrastructure Finance Authority, Water Quality Ser 1998 A
            (MBIA) ................................................................. 5.00         07/01/17      1,009,060
    1,000   Chandler, Water & Sewer Refg Ser 1992 (FGIC) ........................... 6.25         07/01/13      1,091,780
    1,000   Gilbert, Water & Wastewater Refg Ser 1992 (FGIC) ....................... 6.50         07/01/22      1,121,350
    1,000   Mesa, Utility Ser 1998 (MBIA) .......................................... 4.50         07/02/18        951,170
            Phoenix Civic Improvement Corporation,
    1,000   Wastewater Jr Lien Ser 1994 ............................................ 5.45         07/01/19      1,041,520
    1,000   Wastewater Refg Ser 1993 ............................................... 4.75         07/01/23        968,930
    1,000   Scottsdale Water & Sewer Refg Ser 1998 E (WI) .......................... 4.50         07/01/23        937,720
    2,000   Tucson, Water Refg Ser 1991 ............................................ 6.50         07/01/16      2,160,280
  -------                                                                                                     -----------
   10,000                                                                                                      10,363,670
  -------                                                                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- ARIZONA SERIES

 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE          VALUE
-----------                                                                            ------------  ------------  -------------
              Refunded (3.0%)
 $  1,150     Arizona Health Facilities Authority, Phoenix Baptist Hospital & Medical
              Center Inc & Medical Environments Inc Ser 1992 (MBIA) (ETM) ...........  6.25 %        09/01/11       $ 1,266,127
                                                                                                                    -----------
              TOTAL ARIZONA TAX-EXEMPT MUNICIPAL BONDS
   37,160
              (Identified Cost $36,557,737)....................................................................      38,937,619
                                                                                                                    -----------
              SHORT-TERM ARIZONA TAX EXEMPT MUNICIPAL OBLIGATIONS (5.7%)
    1,700     Maricopa County, Arizona Public Service Co Ser 1994 F (Demand 12/01/98)  3.25*         05/01/29         1,700,000
      700     Tempe, Excise Tax Ser 1998 (Demand 12/01/98) ..........................  3.30*         07/01/23           700,000
 --------                                                                                                           -----------
              TOTAL SHORT-TERM ARIZONA TAX-EXEMPT MUNICIPAL OBLIGATIONS
    2,400
              (Identified Cost $2,400,000).....................................................................       2,400,000
                                                                                                                    -----------
 $ 39,560     TOTAL INVESTMENTS (Identified Cost $38,957,737) (a)................................      99.2%         41,337,619
 ========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ....................................       0.8             317,591
                                                                                                                    -----------
              NET ASSETS ........................................................................     100.0%        $41,655,210
                                                                                                                    ===========



--------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM      Escrowed to maturity.
WI       Security purchased on a "when-issued" basis.
*         Current coupon of variable rate demand obligation.
** This security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,379,882.

Bond Insurance:
---------------
AGRC     Asset Guaranty Reinsurance Company.
AMBAC    AMBAC Indemnity Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998



 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE         VALUE
-----------                                                                             ---------- ---------- ---------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (93.7%)
            General Obligation (10.7%)
            California,
 $  2,000   Various Purpose 04/01/93 (FSA) ............................................ 5.50%      04/01/19    $  2,086,660
    2,000   Refg Dtd 10/01/98 ......................................................... 4.50       10/01/28       1,869,180
    2,500   Carlsbad Unified School District, Ser 1997 (FGIC) ......................... 0.00       11/01/16       1,030,025
    3,000   Los Angeles Unified School District, 1997 Ser B (FGIC) .................... 5.00       07/01/23       3,002,490
    3,000   Mojave Water Agency, Impr Dist M Morongo Basin Pipeline Refg
 --------
            Ser 1996 (FGIC) ........................................................... 5.80       09/01/22       3,250,290
                                                                                                               ------------
   12,500                                                                                                        11,238,645
 --------                                                                                                      ------------
            Educational Facilities Revenue (11.5%)
            California Educational Facilities Authority,
    2,000   Carnegie Institution of Washington 1993 Ser A ............................. 5.60       10/01/23       2,120,860
    4,000   Claremont Colleges Ser 1992 ............................................... 6.375      05/01/22       4,295,840
    1,360   Loyola Marymount University Refg Ser 1992 ................................. 6.00       10/01/14       1,442,280
    1,500   University of San Diego Refg Ser 1998 (AMBAC) ............................. 4.75       10/01/15       1,510,725
    2,500   University of Southern California Ser 1993 B .............................. 5.80       10/01/15       2,673,200
 --------                                                                                                      ------------
   11,360                                                                                                        12,042,905
 --------                                                                                                      ------------
            Electric Revenue (9.9%)
    2,000   Kings River Conservation District, Pine Flat Power Ser D .................. 6.00       01/01/17       2,102,020
    2,000   Los Angeles Department of Water & Power, Refg Issue of 1993
            (Secondary AMBAC) ......................................................... 5.375      09/01/23       2,060,860
    1,000   Sacramento Municipal Utility District, Refg 1993 Ser D (MBIA) ............. 5.625      11/15/15       1,051,860
    5,000   Southern California Public Power Authority, Mead - Phoenix (AMBAC) ........ 5.15       07/01/15       5,245,100
 --------                                                                                                      ------------
   10,000                                                                                                        10,459,840
 --------                                                                                                      ------------
            Hospital Revenue (13.3%)
            California Health Facilities Financing Authority,
    2,000   Catholic Health Corp Ser 1992 A (MBIA) .................................... 6.00       07/01/13       2,177,560
    2,000   Cedars-Sinai Medical Center Ser 1997 A (MBIA) ............................. 5.25       08/01/27       2,050,800
    3,000   Scripps Memorial Hospitals Ser 1992 A (MBIA) .............................. 6.375      10/01/22       3,302,400
    2,000   California Statewide Communities Development Authority,
            Cedars-Sinai Medical Center Ser 1992 COPs ................................. 6.50       08/01/12       2,308,340
            Duarte,
    2,000   City of Hope National Medical Center Ser 1993 COPs ........................ 6.00       04/01/08       2,094,060
    2,000   City of Hope National Medical Center Ser 1993 COPs ........................ 6.125      04/01/13       2,104,120
 --------                                                                                                      ------------
   13,000                                                                                                        14,037,280
 --------                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                    COUPON     MATURITY
 THOUSANDS                                                                                     RATE        DATE         VALUE
-----------                                                                                ------------ ---------- -------------
            Industrial Development/Pollution Control Revenue (1.6%)
 $  1,500   California Pollution Control Financing Authority, San Diego Gas & Electric
            Co 1996 Ser A ................................................................ 5.90 %       06/01/14    $  1,689,525
            Mortgage Revenue - Multi-Family (2.1%)                                                                  ------------
    2,000   California Housing Finance Agency, Rental II 1992 Ser B ...................... 6.70         08/01/15       2,163,200
 --------                                                                                                           ------------
            Mortgage Revenue - Single Family (4.7%)
      690   California Housing Finance Agency, Home 1991 Ser C (AMT) (MBIA) .............. 7.00         08/01/23         736,892
    2,880   California Rural Home Finance Authority, 1997 Ser A-2 (AMT) .................. 7.00         09/01/29       3,254,688
      935   Puerto Rico Housing Finance Corporation, Portfolio One GNMA-Backed
 --------
            Ser C ........................................................................ 6.85         10/15/23         998,861
    4,505                                                                                                           ------------
 --------                                                                                                              4,990,441
            Public Facilities Revenue (7.9%)                                                                        ------------
    5,000   Anaheim Public Financing Authority, 1997 Ser C (FSA) ......................... 0.00         09/01/26       1,212,350
    2,000   San Francisco California Redevelopment Agency, Ser 1998 (FSA) ................ 5.00         07/01/25       2,001,660
    2,000   San Jose Financing Authority, Convention Center Refg 1993 Ser C .............. 6.375        09/01/13       2,133,440
    2,700   Torrance, Refg 1991 COPs ..................................................... 6.80         07/01/12       2,922,858
 --------                                                                                                           ------------
   11,700                                                                                                              8,270,308
 --------                                                                                                           ------------
            Tax Allocation Revenue (1.0%)
    1,000   Industry Urban-Development Agency, Transportation-Distribution-Industrial
            Redev Proj #3 1992 Refg ...................................................... 6.90         11/01/16       1,096,980
            Transportation Facilities Revenue (8.9%)                                                                ------------
    2,000   Los Angeles County Transportation Commission, Sales Tax Refg Ser 1991-B        6.50         07/01/13       2,168,020
    2,000   San Francisco Bay Area Rapid Transit District, Sales Tax Ser 1998 (AMBAC)      4.75         07/01/23       1,946,160
            San Joaquin Hills Transportation Corridor Agency,
    3,000    Toll Road Refg Ser 1997 A (MBIA) ............................................ 0.00         01/15/26         761,310
    2,000    Toll Road Refg Ser 1997 A (MBIA) ............................................ 5.25         01/15/30       2,045,620
    3,000    Toll Road Refg Ser 1997 A (MBIA) ............................................ 0.00         01/15/35         481,320
    2,000   Puerto Rico Highway & Transportation Authority, Ser 1998 A ................... 4.75         07/01/38       1,920,720
 --------                                                                                                           ------------
   14,000                                                                                                              9,323,150
 --------                                                                                                           ------------
            Water & Sewer Revenue (14.6%)
    1,000   Contra Costa Water Authority, 1992 Ser E (AMBAC) ............................. 6.25         10/01/12       1,188,990
            East Bay Municipal Utility District,
    3,000    Water Refg Ser 1992 ......................................................... 6.00         06/01/20       3,214,890
    2,000    Water Refg Ser 1998 (MBIA) .................................................. 4.75         06/01/34       1,930,200
    3,000   Eastern Municipal Water District, Water & Sewer Refg Ser 1998 A COPs
            (FGIC) ....................................................................... 4.75         07/01/23       2,919,240
    2,000   Metropolitan Water District of Southern California, Waterworks 1997 S r A .... 5.00         07/01/26       2,004,980


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                     COUPON      MATURITY
 THOUSANDS                                                                                      RATE         DATE           VALUE
-----------                                                                                  ---------- -------------- -------------
 $  2,000   San Francisco Public Utilities Commission, Water 1992 Refg Ser A ..............  6.00%      11/01/15        $  2,133,980
    2,000   Stockton, Waste Water 1998 Ser A (MBIA) .......................................  5.00       09/01/23           2,001,600
 --------                                                                                                               ------------
   15,000                                                                                                                 15,393,880
 --------                                                                                                               ------------
            Refunded (7.5%)
    1,000   Alameda County Water District, 1992 COPs (MBIA) ...............................  6.20       06/01/02+          1,104,240
    2,000   Los Angeles County, 1991 Master Refg COPs .....................................  6.708      05/01/01+          2,172,620
    4,000   San Diego County Water Authority, Ser 1991-B COPs (MBIA) ......................  6.30       05/01/06+          4,605,440
 --------                                                                                                               ------------
    7,000                                                                                                                  7,882,300
 --------                                                                                                               ------------
            TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS
  103,565
            (Identified Cost $91,659,053)............................................................................     98,588,454
            SHORT-TERM CALIFORNIA TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.9%)                                               ------------
    3,550   California Pollution Control Financing Authority, Pacific Gas & Electric Co
            Ser 1997 A (Demand 12/01/98) ..................................................  3.25*      12/01/18           3,550,000
    1,560   Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
 --------
            (Demand 12/01/98) .............................................................  3.25*      10/01/22           1,560,000
            TOTAL SHORT-TERM CALIFORNIA TAX-EXEMPT MUNICIPAL OBLIGATIONS                                                ------------
    5,110
            (Identified Cost $5,110,000) ............................................................................      5,110,000
                                                                                                                        ------------
 $108,675   TOTAL INVESTMENTS (Identified Cost $96,769,053) (a)......................................     98.6%          103,698,454
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..........................................      1.4             1,476,987
                                                                                                           ---          ------------
            NET ASSETS ..............................................................................    100.0%         $105,175,441
                                                                                                         =====          ============


--------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
+         Prerefunded to call date shown.
*         Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,022,857 and the aggregate gross unrealized depreciation is $93,456, resulting in net unrealized appreciation of $6,929,401.

Bond Insurance:
---------------
AMBAC   AMBAC Indemnity Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- FLORIDA SERIES

PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE         VALUE
-----------                                                                                ---------- ---------- --------------
            FLORIDA TAX-EXEMPT MUNICIPAL BONDS (91.6%)
            General Obligation (2.7%)
 $  1,500   Florida Board of Education, Capital Outlay Refg Ser 1992 A ................... 6.40%      06/01/19    $ 1,632,195
 --------                                                                                                         -----------
            Educational Facilities Revenue (2.6%)
    1,500   Volusia County Educational Facilities Authority, Embry-Riddle
            Aeronautical University Ser 1996 A ........................................... 6.125      10/15/16      1,615,605
                                                                                                                  -----------
            Electric Revenue (16.6%)
    2,000   Jacksonville Electric Authority, St Johns River Power Park Issue 2 Ser 7 ..... 5.50       10/01/14      2,097,280
    1,000   Jupiter Island, South Martin Reg Utility Ser 1998 (MBIA) ..................... 5.00       10/01/28      1,000,820
    1,000   Lakeland, Electric & Water Refg Ser 1996 (FGIC) .............................. 6.00       10/01/14      1,145,190
            Orlando Utilities Commission,
    1,000    Refg Ser 1993 A ............................................................. 5.25       10/01/14      1,031,180
    1,000    Ser 1993 .................................................................... 5.125      10/01/19      1,006,520
            Puerto Rico Electric Power Authority,
    2,000    Power Ser DD (FSA) .......................................................... 4.50       07/01/19      1,896,920
    2,000    Power Ser O ................................................................. 5.00       07/01/12      2,003,120
 --------                                                                                                         -----------
   10,000                                                                                                          10,181,030
 --------                                                                                                         -----------
            Hospital Revenue (12.2%)
    1,000   Alachua County Health Facilities Authority, Shands Teaching Hospital &
            Clinics Ser 1996 A (MBIA) .................................................... 6.25       12/01/11      1,178,430
    1,000   Jacksonville, University Medical Center Inc Ser 1992 (Connie Lee) ............ 6.60       02/01/21      1,087,990
    1,000   Orange County Health Facilities Authority, Adventist Health/Sunbelt
            Ser 1995 (AMBAC) ............................................................. 5.25       11/15/20      1,013,530
      945   Polk County Industrial Development Authority, United Haven Hospital
            1985 Ser 2 (MBIA) ............................................................ 6.25       09/01/15      1,039,282
    2,000   Sarasota County Public Hospital Board, Sarasota Memorial Hospital
            Refg Ser 1998 B (MBIA) ....................................................... 5.25       07/01/24      2,089,400
    1,000   Tampa Health System, Catholic Health East Health Ser 1998 A-1 (MBIA) ......... 5.50       11/15/14      1,086,740
 --------                                                                                                         -----------
    6,945                                                                                                           7,495,372
 --------                                                                                                         -----------
            Industrial Development/Pollution Control Revenue (8.9%)
            Citrus County,
      500    Florida Power Corp Refg Ser 1992 B .......................................... 6.35       02/01/22        543,860
    2,000    Florida Power Corp Refg Ser 1992 A .......................................... 6.625      01/01/27      2,166,220
    1,500   St Johns County Industrial Development Authority, Professional Golf Hall
            of Fame Ser 1996 (MBIA) ...................................................... 5.80       09/01/16      1,627,095
    1,000   St Lucie County, Florida Power & Light Co Ser 1992 (AMT) ..................... 6.70       05/01/27      1,090,970
 --------                                                                                                         -----------
    5,000                                                                                                           5,428,145
 --------                                                                                                         -----------
            Mortgage Revenue -- Single Family (3.4%)
      400   Brevard County Housing Finance Authority, Refg Ser 1991 B (FSA) .............. 7.00       03/01/13        422,788
      320   Florida Housing Finance Agency, GNMA Collateral 1990 Ser G-1 (AMT) ........... 7.90       03/01/22        336,909
    1,230   Puerto Rico Housing Finance Corporation, Portfolio One GNMA-Backed
            Ser C ........................................................................ 6.85       10/15/23      1,314,009
                                                                                                                  -----------
    1,950                                                                                                           2,073,706
 --------                                                                                                         -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- FLORIDA SERIES

 PRINCIPAL
 AMOUNT IN                                                                            COUPON      MATURITY
 THOUSANDS                                                                             RATE         DATE          VALUE
-----------                                                                        ----------- -------------- -------------
            Public Facilities Revenue (10.6%)
  $ 2,000   Manatee County School Board, COPs (MBIA) ............................. 4.875%      07/01/18        $ 1,993,660
    1,000   Miami Sports & Exhibition Authority, Refg Ser 1992 A (FGIC) .......... 6.15        10/01/20          1,092,880
    3,000   Palm Beach County, Criminal Justice Ser 1997 (FGIC) .................. 5.75        06/01/13          3,368,970
  -------                                                                                                      -----------
    6,000                                                                                                        6,455,510
  -------                                                                                                      -----------
            Resource Recovery Revenue (1.8%)
    1,000   Lee County, Solid Waste Ser 1991 A (AMT) (MBIA) ...................... 6.50        10/01/13          1,084,210
  -------                                                                                                      -----------
            Transportation Facilities Revenue (20.1%)
    1,000   Dade County, Aviation 1992 Ser B (AMT) (MBIA) ........................ 6.60        10/01/22          1,103,070
            Greater Orlando Aviation Authority,
    1,000    Ser 1997 (AMT) (FGIC) ............................................... 5.75        10/01/11          1,110,480
      750    Ser 1992 A (AMT) (FGIC) ............................................. 6.50        10/01/12            826,080
    1,000   Hillsborough County Aviation Authority, Tampa Int'l Airport
            Refg Ser 1993 B (FGIC) ............................................... 5.60        10/01/19          1,052,030
    1,500   Lee County, Refg Ser 1991 (AMBAC) .................................... 6.00        10/01/17          1,578,030
            Mid-Bay Bridge Authority,
    3,000    Refg Ser 1993 A (AMBAC) ............................................. 5.95        10/01/22          3,291,480
    3,000    Ser 1997 A (AMBAC) .................................................. 0.00        10/01/24            786,390
    1,500   Osceola County, Osceola Parkway (MBIA) ............................... 6.10        04/01/17          1,623,660
    1,000   Puerto Rico Highway & Transportation Authority, Ser 1998 A ........... 4.75        07/01/38            960,360
  -------                                                                                                      -----------
   13,750                                                                                                       12,331,580
  -------                                                                                                      -----------
            Water & Sewer Revenue (9.2%)
    2,000   Dade County, Water & Sewer Ser 1995 (FGIC) ........................... 5.50        10/01/25          2,108,560
      485   Orange County, Water Utilities Ser 1992 (AMBAC) ...................... 6.25        10/01/17            527,234
    1,000   Sunrise, Utility Refg Ser 1998 (AMBAC) ............................... 5.50        10/01/18          1,088,850
    2,000   Tampa Bay, Water Utility Ser 1998 B (FGIC) ........................... 4.75        10/01/27          1,926,900
  -------                                                                                                      -----------
    5,485                                                                                                        5,651,544
  -------                                                                                                      -----------
            Refunded (3.5%)
    1,000   Hillsborough County Industrial Authority, Allegany Health/John Knox
            Village of Tampa Bay Inc Ser 1992 (MBIA) ............................. 6.375       12/01/03+         1,085,110
    1,000   South Broward Hospital District, Ser 1991 B & C (AMBAC) .............. 6.611       05/01/01+         1,084,820
  -------                                                                                                      -----------
    2,000                                                                                                        2,169,930
  -------                                                                                                      -----------
   55,130   TOTAL FLORIDA TAX-EXEMPT MUNICIPAL BONDS
  -------
            (Identified Cost $52,206,628)..................................................................     56,118,827
                                                                                                               -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- FLORIDA SERIES

 PRINCIPAL
 AMOUNT IN                                                                          COUPON       MATURITY
 THOUSANDS                                                                           RATE          DATE         VALUE
-----------                                                                      ------------ ------------- -------------
            SHORT-TERM FLORIDA TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.1%)
  $   300   Dade County Health Facilities Authority, Miami Children's Hospital
            Ser 1990 (Demand 12/01/98) ......................................... 3.30*%       09/01/20       $   300,000
    2,800   Escambia County, Gulf Power Co Ser 1997 (Demand 12/01/98) .......... 3.45*        07/01/22         2,800,000
  -------                                                                                                    -----------
    3,100   TOTAL SHORT-TERM FLORIDA TAX-EXEMPT MUNICIPAL OBLIGATIONS
  -------
            (Identified Cost $3,100,000).................................................................      3,100,000
                                                                                                             -----------
  $58,230   TOTAL INVESTMENTS (Identified Cost $55,306,628) (a)............................      96.7%        59,218,827
  =======
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ................................       3.3          2,043,206
                                                                                              --------       -----------
            NET ASSETS ....................................................................     100.0%       $61,262,033
                                                                                              ========       ===========



--------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
*        Current coupon of variable rate demand obligation.
+        Prerefunded to call date shown.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,912,199.

Bond Insurance:
---------------
AMBAC    AMBAC Indemnity Corporation.
Connie Lee Connie Lee Insurance Company.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MASSACHUSETTS SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                             COUPON    MATURITY
 THOUSANDS                                                                              RATE       DATE         VALUE
-----------                                                                          ---------- ---------- --------------
            MASSACHUSETTS TAX-EXEMPT MUNICIPAL BONDS (94.1%)
            General Obligation (3.9%)
 $    500   Massachusetts, Refg 1992 Ser B ......................................... 6.50%      08/01/08    $   587,755
 --------                                                                                                   -----------
            Educational Facilities Revenue (26.3% )
            Massachusetts Health & Educational Facilities Authority,
      400   Boston University Ser K & L (MBIA) ..................................... 6.66       10/01/31        434,632
      500   Brandeis University 1998 Ser I (MBIA) (WI) ............................. 4.75       10/01/28        476,970
      400   Suffolk University Ser B (Connie Lee) .................................. 6.25       07/01/12        432,516
      300   Suffolk University Ser C (Connie Lee) .................................. 5.75       07/01/26        318,834
      500   University of Massachusetts Foundation Inc/Medical School Research
             Ser A (Connie Lee) .................................................... 6.00       07/01/23        540,880
            Massachusetts Industrial Finance Agency,
      500   Babson College Ser 1998 A (MBIA) ....................................... 4.75       10/01/28        478,455
      500   College of Holy Cross 1996 Issue (MBIA) ................................ 5.50       03/01/16        528,160
      300   Mount Holyoke College Refg Ser 1992 A (MBIA) ........................... 6.30       07/01/13        322,965
      500   Tufts University Ser H (MBIA) .......................................... 4.75       02/15/28        478,655
 --------                                                                                                   -----------
    3,900                                                                                                     4,012,067
 --------                                                                                                   -----------
            Electric Revenue (7.1% )
      500   Massachusetts Municipal Wholesale Electric Company, Power Supply
            1992 Ser C ............................................................. 6.625      07/01/18        539,005
      500   Puerto Rico Electric Power Authority, Power Ser X ...................... 6.00       07/01/15        544,090
 --------                                                                                                   -----------
    1,000                                                                                                     1,083,095
 --------                                                                                                   -----------
            Hospital Revenue (13.9%)
      500   Boston, Boston City Hospital - FHA Insured Mtge Refg Ser B ............. 5.75       02/15/13        521,250
            Massachusetts Health & Educational Facilities Authority,
      500   Lahey Clinic Medical Center Ser B (MBIA) ............................... 5.625      07/01/15        525,050
    1,000   Massachusetts General Hospital Ser F (AMBAC) ........................... 6.00       07/01/15      1,073,480
 --------                                                                                                   -----------
    2,000                                                                                                     2,119,780
 --------                                                                                                   -----------
            Industrial Development/Pollution Control Revenue (6.8%)
    1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser 1993 5.875      08/01/08      1,037,260
 --------                                                                                                   -----------
            Mortgage Revenue - Multi-Family (3.3%)
      470   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT) (AMBAC)    6.60       07/01/14        508,813
 --------                                                                                                   -----------
            Mortgage Revenue - Single Family (4.5%)
            Massachusetts Housing Finance Agency,
      435   Ser 21 (AMT) ........................................................... 6.30       06/01/25        454,684
      220   Ser 21 (AMT) ........................................................... 7.125      06/01/25        235,761
 --------                                                                                                   -----------
      655                                                                                                       690,445
 --------                                                                                                   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MASSACHUSETTS SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                              COUPON     MATURITY
 THOUSANDS                                                                               RATE        DATE          VALUE
-----------                                                                            --------  ------------  -------------
              Student Loan Revenue (3.9%)
  $   125     Massachusetts Educational Facilities Authority, Education Loan Issue D
              Ser A 1991 (AMT) (MBIA) ...............................................  7.25%     01/01/09       $   133,597
      400     New England Education Loan Marketing Corporation, 1992 Sub Issue H
  -------
              (AMT) .................................................................  6.90      11/01/09           464,064
                                                                                                                -----------
      525                                                                                                           597,661
  -------                                                                                                       -----------
              Transportation Facilities Revenue (14.0%)
      500     Massachusetts Bay Transportation Authority, 1998 Ser A (MBIA) .........  5.50      03/01/15           543,280
      500     Massachusetts, Federal Highway Grant Anticipation Notes 1998 Ser A ....  5.50      06/15/14           536,930
      500     Massachusetts Port Authority, Refg Ser 1998 A .........................  5.75      07/01/12           559,205
      500     Massachusetts Turnpike Authority, Highway 1997 Ser A (MBIA)** .........  5.00      01/01/37           487,515
  -------                                                                                                       -----------
    2,000                                                                                                         2,126,930
  -------                                                                                                       -----------
              Water & Sewer Revenue (10.4%)
      500     Boston Water & Sewer Commission, 1992 Ser A ...........................  5.75      11/01/13           555,485
      500     Massachusetts Water Pollution Abatement Trust, Pool Ser 2 .............  5.70      02/01/12           541,495
      500     Massachusetts Water Resources Authority, 1998 Ser A (FSA) .............  4.75      08/01/27           480,300
  -------                                                                                                       -----------
    1,500                                                                                                         1,577,280
  -------                                                                                                       -----------
              TOTAL MASSACHUSETTS TAX-EXEMPT MUNICIPAL BONDS
   13,550
              (Identified Cost $13,334,308)................................................................      14,341,086
                                                                                                                -----------
              SHORT-TERM MASSACHUSETTS TAX-EXEMPT MUNICIPAL OBLIGATION (4.6%)
      700     Massachusetts Health & Educational Facilities Authority, Capital Assets
              Ser D (MBIA) (Demand 12/01/98) (Identified Cost $700,000)..............  2.95*     01/01/35           700,000
                                                                                                                -----------
  $14,250     TOTAL INVESTMENTS (Identified Cost $14,034,308) (a)............................     98.7%          15,041,086
  =======
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ................................      1.3              195,004
                                                                                                  ----          -----------
              NET ASSETS ....................................................................    100.0%         $15,236,090
                                                                                                 =====          ===========



--------------
AMT      Alternative Minimum Tax.
WI       Security purchased on a "when-issued" basis.
*         Current coupon of variable rate demand obligation.
** This security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,006,778.

Bond Insurance:
---------------
AMBAC      AMBAC Indemnity Corporation.
Connie Lee Connie Lee Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MICHIGAN
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE         VALUE
-----------                                                                             ---------- ---------- --------------
            MICHIGAN TAX-EXEMPT MUNICIPAL BONDS (93.1%)
            General Obligation (20.9%)
 $    500   Chelsea School District, 1998 Bldg & Site (FGIC) .......................... 5.00%      05/01/25    $   495,635
      500   Detroit, Ser 1997 A (MBIA) ................................................ 5.00       04/01/18        499,965
      800   Holly Area School District, 1995 Bldg & Site (FGIC) ....................... 5.375      05/01/13        836,888
      500   Michigan Municipal Bond Authority, School Loan Ser 1998 ................... 5.25       12/01/13        526,115
      800   Mona Shores Public Schools, 1995 Bldg & Site (FGIC) ....................... 5.80       05/01/17        860,304
      500   Puerto Rico, Pub Impr Ser 1998 (MBIA) ..................................... 4.875      07/01/23        496,085
 --------                                                                                                      -----------
    3,600                                                                                                        3,714,992
 --------                                                                                                      -----------
            Educational Facilities Revenue (12.3%)
      800   Central Michigan University, Refg Ser 1993 (AMBAC) ........................ 5.50       10/01/10        843,656
      500   Grand Traverse County Hospital, Munson Healthcare Ser 1998 A (AMBAC)        4.75       07/01/22        476,125
      800   Oakland University, Board of Trustees, Ser 1995 (MBIA) .................... 5.75       05/15/26        862,440
 --------                                                                                                      -----------
    2,100                                                                                                        2,182,221
 --------                                                                                                      -----------
            Electric Revenue (10.2%)
      500   Michigan Public Power Agency, Belle River 1993 A .......................... 5.25       01/01/18        505,420
      500   Wyandotte, Electric Refg 1992 (MBIA) ...................................... 6.25       10/01/17        548,200
      800   Puerto Rico Electric Power Authority, Power Ser DD (FSA) .................. 4.50       07/01/19        758,768
 --------                                                                                                      -----------
    1,800                                                                                                        1,812,388
 --------                                                                                                      -----------
            Hospital Revenue (4.7%)
      800   Michigan Hospital Finance Authority, Mercy Health Services 1996 Ser R
            (AMBAC) ................................................................... 5.375      08/15/16        824,032
                                                                                                               -----------
            Industrial Development/Pollution Control Revenue (3.1%)
      500   Monroe County, Detroit Edison Co Collateralized Ser 1-1992 (AMT) (MBIA) ... 6.875      09/01/22        554,505
 --------                                                                                                      -----------
            Mortgage Revenue -- Multi-Family (10.2%)
            Michigan Housing Development Authority,
      465    Rental Ser 1992 A ........................................................ 6.60       04/01/12        503,083
      825    1992 Ser A (FSA) ......................................................... 6.50       04/01/23        883,088
      400    Ser 1990 A (AMT) ......................................................... 7.70       04/01/23        429,336
 --------                                                                                                      -----------
    1,690                                                                                                        1,815,507
 --------                                                                                                      -----------
            Public Facilities (5.8%)
      500   Michigan Building Authority, Refg Ser I ................................... 6.25       10/01/20        536,965
      500   Michigan House of Representatives, Capital Outlook LLC COPs (AMBAC) ....... 5.00       08/15/20        496,035
 --------                                                                                                      -----------
    1,000                                                                                                        1,033,000
 --------                                                                                                      -----------
            Transportation Facilities Revenue (8.6%)
            Wayne County, Detroit Metropolitan Wayne County Airport Sub Lien,
      250   Ser 1991 B (AMT) (MBIA) ................................................... 6.75       12/01/21        272,253
      800    Ser 1998 B (MBIA) ........................................................ 4.875      12/01/23        774,176
      500   Puerto Rico Highway & Transportation Authority, Ser 1998 A ................ 4.75       07/01/38        480,180
 --------                                                                                                      -----------
    1,550                                                                                                        1,526,609
 --------                                                                                                      -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MICHIGAN
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                            COUPON         MATURITY
 THOUSANDS                                                                             RATE            DATE           VALUE
-----------                                                                        ------------   -------------   -------------
              Water & Sewer Revenue (11.1%)
              Detroit,
  $ 1,000      Sewage Refg Ser 1993 A (FGIC) ...................................   5.70 %            07/01/23      $ 1,053,090
      400      Water Supply Refg Ser 1992 (FGIC) ...............................   6.375             07/01/22          437,460
      500     Grand Rapids, Water Ser 1998 A (FGIC) ............................   4.75              01/01/28          478,710
  -------                                                                                                          -----------
    1,900                                                                                                            1,969,260
  -------                                                                                                          -----------
              Refunded (6.2%)
    1,000     Detroit, Water Supply Refg Ser 1992 (FGIC) .......................   6.375             07/01/02+       1,099,640
  -------                                                                                                          -----------
              TOTAL MICHIGAN TAX-EXEMPT MUNICIPAL BONDS
   15,940
              (Identified Cost $15,578,409) .................................................................       16,532,154
                                                                                                                   -----------
              SHORT-TERM MICHIGAN TAX-EXEMPT MUNICIPAL OBLIGATION (4.5%)
      800     Royal Oak Hospital Finance Authority, William Beaumont Hospital
              Ser 1996 J (Demand 12/01/98) (Identified Cost $800,000) ..........   3.25*             01/01/03          800,000
                                                                                                                   -----------
  $16,740     TOTAL INVESTMENTS (Identified Cost $16,378,409) (a) ...........................            97.6%      17,332,154
  =======
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ................................             2.4          427,056
                                                                                                     --------      -----------
              NET ASSETS ....................................................................           100.0%     $17,759,210
                                                                                                     ========      ===========



--------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
+        Prerefunded to call date shown.
*        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $953,745.

Bond Insurance:
---------------
AMBAC    AMBAC Indemnity Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MINNESOTA
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998


 PRINCIPAL
 AMOUNT IN                                                                                     COUPON     MATURITY
 THOUSANDS                                                                                      RATE        DATE        VALUE
-----------                                                                                 ------------ ---------- -------------
            MINNESOTA TAX-EXEMPT MUNICIPAL BONDS (90.4%)
            General Obligation (7.2%)
  $   300   Minneapolis, Various Purpose Refg Ser 1998 D .................................. 5.00 %       12/01/17    $  303,534
      300   Minnesota, Various Purpose Refg Ser 1998 ...................................... 5.00         06/01/16       304,992
  -------                                                                                                            ----------
      600                                                                                                               608,526
  -------                                                                                                            ----------
            Educational Facilities Revenue (14.9%)
            Minnesota Higher Education Facilities Authority,
      200    Northfield St Olaf College 1992 .............................................. 6.40         10/01/21       216,978
    1,000    University of Minnesota Ser 1993 A ........................................... 4.80         08/15/03     1,038,250
  -------                                                                                                            ----------
    1,200                                                                                                             1,255,228
  -------                                                                                                            ----------
            Electric Revenue (7.6%)
      200   Southern Minnesota Municipal Power Agency, Ser 1988 A (AMBAC) ................. 5.00         01/01/13       205,476
      400   Western Minnesota Municipal Power Agency, Refg 1996 Ser A (AMBAC) ............. 5.50         01/01/12       430,164
  -------                                                                                                            ----------
      600                                                                                                               635,640
  -------                                                                                                            ----------
            Hospital Revenue (13.8%)
      400   Robbinsdale, North Memorial Medical Center Ser 1993 A (AMBAC) ................. 5.45         05/15/13       421,452
            Rochester,
      200    Mayo Foundation/Mayo Medical Center Ser 1992 I ............................... 5.75         11/15/21       208,688
      200    Mayo Foundation/Mayo Medical Center Ser 1992 F ............................... 6.25         11/15/21       217,432
      290   Saint Paul Housing & Redevelopment Authority, Health East Refg
  -------
            Ser 1993-A .................................................................... 6.625        11/01/17       311,179
                                                                                                                     ----------
    1,090                                                                                                             1,158,751
  -------                                                                                                            ----------
            Industrial Development/Pollution Control Revenue (14.8%)
      200   Anoka County, United Power Assoc Ser 1987 A (NRU-CFC-Gtd) (AMT) ............... 6.95         12/01/08       212,634
      400   Bass Brook, Minnesota Power & Light Co Refg Ser 1992 .......................... 6.00         07/01/22       419,128
            Minneapolis Community Development Agency,
      100    Ltd Tax Supported Common Bond Fund Ser 1991-3 ................................ 8.25         12/01/11       113,414
      100    Ltd Tax Supported Common Bond Fund Ser 1991-1 (AMT) .......................... 8.00         12/01/16       110,822
      400   Minnesota Public Facilities Authority, Water Pollution Control 1998 Ser A ..... 4.75         03/01/19       392,824
  -------                                                                                                            ----------
    1,200                                                                                                             1,248,822
  -------                                                                                                            ----------
            Mortgage Revenue -- Multi-Family (6.3%)
      300   Burnsville, Summit Park Apts -- FHA Insured Refg Ser 1993 ..................... 6.00         07/01/33       312,375
      200   Minnesota Housing Finance Agency, Ser 1992 A .................................. 6.95         08/01/17       214,398
  -------                                                                                                            ----------
      500                                                                                                               526,773
  -------                                                                                                            ----------
            Mortgage Revenue -- Single Family (9.6%)
      145   Minneapolis-Saint Paul Housing Finance Board, GNMA-Backed Phase IX
            Ser 1991 (AMT) ................................................................ 7.25         08/01/21       152,936


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MINNESOTA
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE         VALUE
-----------                                                                             ---------- ------------- -------------
            Minnesota Housing Finance Agency,
   $  420    Ser 1992 C-1 (AMT) ....................................................... 6.75%      07/01/23       $  446,157
      200    Ser 1992 H (AMT) ......................................................... 6.50       01/01/26          211,780
   ------                                                                                                         ----------
      765                                                                                                            810,873
   ------                                                                                                         ----------
            Nursing & Health Related Facilities Revenue (6.4%)
      500   Minneapolis & Saint Paul Housing & Redevelopment Authority, Group
            Health Plan Inc Ser 1992 .................................................. 6.75       12/01/13          542,440
                                                                                                                  ----------
            Transportation Facilities Revenue (4.7%)
      400   Minneapolis -- Saint Paul Metropolitan Airports Commission, Ser 1998 A
            (AMBAC) ................................................................... 5.00       01/01/30          396,244
                                                                                                                  ----------
            Refunded (5.1%)
      400   Saint Paul Housing & Redevelopment Authority, Civic Center Ser 1993
            (ETM) ..................................................................... 5.45       11/01/13          427,044
                                                                                                                  ----------
    7,255   TOTAL MINNESOTA TAX-EXEMPT MUNICIPAL BONDS
   ------
            (Identified Cost $7,187,518) .....................................................................     7,610,341
                                                                                                                  ----------
            SHORT-TERM MINNESOTA TAX-EXEMPT MUNICIPAL OBLIGATIONS (7.1%)
      400   Beltrami County, Northwood Panelboard Co Ser 1991 (Demand 12/01/98) ....... 3.25*      12/01/21          400,000
      200   Minneapolis & Saint Paul Housing & Redevelopment Authority, Children's
   ------
            Health Care Ser 1995 B (Demand 12/01/98) .................................. 3.30*      08/15/25          200,000
                                                                                                                  ----------
      600   TOTAL SHORT-TERM MINNESOTA TAX-EXEMPT MUNICIPAL OBLIGATIONS
   ------
            (Identified Cost $600,000) .......................................................................       600,000
                                                                                                                  ----------
   $7,855   TOTAL INVESTMENTS (Identified Cost $7,787,518) (a) .................................      97.5%        8,210,341
   ======
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .....................................       2.5           206,327
                                                                                                   --------       ----------
            NET ASSETS .........................................................................     100.0%       $8,416,668
                                                                                                   ========       ==========



--------------
AMT      Alternative Minimum Tax.
ETM      Escrowed to maturity.
*        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $426,559 and the aggregate gross depreciation is $3,736, resulting in net unrealized appreciation of $422,823.

Bond Insurance:
---------------
AMBAC    AMBAC Indemnity Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW JERSEY
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE         VALUE
-----------                                                                                ---------- ---------- --------------
            NEW JERSEY TAX-EXEMPT MUNICIPAL BONDS (92.4%)
            General Obligation (2.3%)
 $  1,000   New Jersey, Ser 1998 ......................................................... 4.50%      03/01/18    $   956,450
 --------                                                                                                         -----------
            Educational Facilities Revenue (16.5%)
            New Jersey Economic Development Authority,
    1,750    Educational Testing Service Ser 1998 A (MBIA) ............................... 4.75       05/15/25      1,706,197
    1,000    The Lawrenceville School Ser A 1996 ......................................... 5.75       07/01/16      1,085,450
      500    The Seeing Eye Inc 1991 ..................................................... 7.30       04/01/11        529,185
    1,000   New Jersey Educational Facilities Authority, Drew University
            1998 Ser C (MBIA) ............................................................ 5.00       07/01/17      1,012,260
      500   Rutgers, The State University Refg Ser R ..................................... 6.50       05/01/13        548,290
    2,000   University of Medicine & Dentistry, 1997 Ser A (MBIA) ........................ 5.00       09/01/17      2,029,120
 --------                                                                                                         -----------
    6,750                                                                                                           6,910,502
 --------                                                                                                         -----------
            Electric Revenue (4.8%)
    2,000   Puerto Rico Electric Power Authority, Power Ser O ............................ 5.00       07/01/12      2,003,120
 --------                                                                                                         -----------
            Hospital Revenue (8.9%)
            New Jersey Health Care Facilities Financing Authority,
    1,000    AHS Hospital Corp Ser 1997 A (AMBAC) ........................................ 6.00       07/01/13      1,138,360
    1,000    Atlantic City Medical Center Ser C .......................................... 6.80       07/01/11      1,103,960
      465    Robert Wood Johnson University Hospital Ser B (MBIA) ........................ 6.625      07/01/16        503,079
    1,000   Saint Barnabas Medical Center/West Hudson Hospital Obligated Group
 --------
            Refg Ser 1998 A (MBIA) ....................................................... 4.75       07/01/28        972,090
                                                                                                                  -----------
    3,465                                                                                                           3,717,489
 --------                                                                                                         -----------
            Industrial Development/Pollution Control Revenue (6.4%)
      500   Middlesex County Pollution Control Financing Authority, Amerada
            Hess Corp Refg Ser 1992 ...................................................... 6.875      12/01/22        544,155
    1,000   New Jersey Economic Development Authority, Elizabethtown Water Co
            1995 Ser (AMT) (MBIA) ........................................................ 5.60       12/01/25      1,046,020
    1,000   Salem County Pollution Control Financing Authority, E I du Pont de
 --------
            Nemours & Co 1992 Ser A (AMT) ................................................ 6.125      07/15/22      1,076,340
                                                                                                                  -----------
    2,500                                                                                                           2,666,515
 --------                                                                                                         -----------
            Mortgage Revenue -- Multi-Family (9.0%)
            New Jersey Housing & Mortgage Finance Agency,
    2,000    1995 Ser A (AMBAC) .......................................................... 6.00       11/01/14      2,146,860
    1,000    Presidential Plaza at Newport -- FHA Insured Mtges Refg 1991 Ser 1 .......... 7.00       05/01/30      1,093,270
      500    Rental 1991 Ser A (AMT) ..................................................... 7.25       11/01/22        529,945
 --------                                                                                                         -----------
    3,500                                                                                                           3,770,075
 --------                                                                                                         -----------
            Nursing & Health Related Facilities Revenue (2.3%)
      910   New Jersey Health Care Facilities Financing Authority, Spectrum For Living
            -- FHA Insured Mortgage Refg Ser B ........................................... 6.50       02/01/22        983,419
                                                                                                                  -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW JERSEY
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                   COUPON       MATURITY
 THOUSANDS                                                                                    RATE          DATE          VALUE
-----------                                                                               ------------ -------------- -------------
            Public Facilities Revenue (6.1%)
  $ 1,500   New Jersey Sports & Exposition Authority, State Contract 1993 Ser A ......... 5.50%        09/01/23        $ 1,554,060
    1,000   Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1997 A
  -------
            (AMBAC) ..................................................................... 5.00         07/01/28          1,001,640
    2,500                                                                                                              -----------
  -------                                                                                                                2,555,700
            Resource Recovery Revenue (3.4%)                                                                           -----------
      500   Union County Utilities Authority, Ogden Martin Systems of Union Inc
            Ser 1998 A (AMT) (AMBAC) .................................................... 5.00         06/01/23            489,625
      900   Warren County Pollution Control Financing Authority, Warren Energy
  -------
            Resource Co Ltd Partnership Ser 1984 (MBIA) ................................. 6.60         12/01/07            917,946
    1,400                                                                                                              -----------
  -------                                                                                                                1,407,571
            Transportation Facilities Revenue (13.9%)                                                                  -----------
    1,500   Delaware River Port Authority, Ser 1995 (FGIC) .............................. 5.50         01/01/26          1,569,765
    1,500   New Jersey Highway Authority, Sr Parkway Refg 1992 Ser ...................... 6.25         01/01/14          1,617,630
    1,000   New Jersey Turnpike Authority, Ser 1991 C ................................... 5.75         01/01/11          1,021,780
    1,500   Port Authority of New York & New Jersey, Cons 99th Ser (AMT) (FGIC) ......... 5.75         05/01/15          1,599,195
  -------                                                                                                              -----------
    5,500                                                                                                                5,808,370
  -------                                                                                                              -----------
            Water & Sewer Revenue (17.6%)
    1,000   Atlantic City Municipal Utilities Authority, Refg Ser 1993 .................. 5.75         05/01/17          1,050,480
    1,000   Bayonne Municipal Utilities Authority, Water Ser 1997 (MBIA) ................ 5.00         01/01/28          1,007,580
    1,000   Bergen County Utilities Authority, Water 1998 Ser A (FGIC) .................. 4.75         12/15/15            997,660
    1,000   Camden County Municipal Utilities Authority, Sewer Refg Ser 1997 (FGIC) ..... 5.25         07/15/17          1,036,210
    1,000   Northwest Bergen County Utilities Authority, Refg 1992 Ser (MBIA) ........... 6.00         07/15/13          1,095,830
    2,000   Passaic Valley Sewerage Commissioners, Ser 1992 D (AMBAC) ................... 5.75         12/01/13          2,158,540
  -------                                                                                                              -----------
    7,000                                                                                                                7,346,300
  -------                                                                                                              -----------
            Refunded (1.2%)
      460   New Jersey Health Care Facilities Financing Authority, Pascack Valley
            Hospital Assn Ser 1991 ...................................................... 6.90         07/01/01+           489,491
   36,985   TOTAL NEW JERSEY TAX-EXEMPT MUNICIPAL BONDS                                                                -----------
  -------     (Identified Cost $35,972,560)..............................................                               38,615,002
                                                                                                                       -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW JERSEY
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE         VALUE
-----------                                                                           ------------ ------------- -------------
            SHORT-TERM NEW JERSEY TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.7%)
  $ 2,000   New Jersey Economic Development Authority, Foreign Trade Zone Ser 1998
            (Demand 12/01/98) ....................................................... 3.25*%       12/01/07       $ 2,000,000
      400   Union County Industrial Pollution Control Financing Authority, Exxon Corp
  -------
            Ser 1994 (Demand 12/01/98) .............................................. 2.80*        07/01/33           400,000
                                                                                                                  -----------
    2,400   TOTAL SHORT-TERM NEW JERSEY TAX-EXEMPT MUNICIPAL OBLIGATIONS
  -------
            (Identified Cost $2,400,000)......................................................................      2,400,000
                                                                                                                  -----------
  $39,385   TOTAL INVESTMENTS (Identified Cost $38,372,560) (a).................................      98.1%        41,015,002
  =======
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .....................................       1.9            788,010
                                                                                                   --------       -----------
            NET ASSETS .........................................................................     100.0%       $41,803,012
                                                                                                   ========       ===========

--------------
  AMT    Alternative Minimum Tax.
+        Prerefunded to call date shown.
*        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,642,442.

Bond Insurance:
---------------
AMBAC    AMBAC Indemnity Corporation.
FGIC     Financial Guaranty Insurance Company.
MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW YORK
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998



 PRINCIPAL
 AMOUNT IN                                                                              COUPON    MATURITY
 THOUSANDS                                                                               RATE       DATE         VALUE
-----------                                                                           ---------- ---------- --------------
            NEW YORK TAX-EXEMPT MUNICIPAL BONDS (92.2%)
            General Obligation (13.5%)
 $    500   New York City, 1995 Ser D (MBIA) ........................................ 6.20%      02/01/07    $   565,635
      500   New York State, Refg Ser 1995 B ......................................... 5.70       08/15/13        536,190
            Puerto Rico,
      300    Public Improvement Refg Ser 1992 A ..................................... 6.00       07/01/14        321,669
      200    Public Improvement Ser 1998 (MBIA) ..................................... 4.875      07/01/23        198,434
 --------                                                                                                    -----------
    1,500                                                                                                      1,621,928
 --------                                                                                                    -----------
            Educational Facilities Revenue (19.6%)
      500   Hempstead Industrial Development Agency, Hofstra University Ser 1996
            (MBIA) .................................................................. 5.80       07/01/15        547,280
            New York State Dormitory Authority,
      300    Cooper Union Ser 1996 (AMBAC) .......................................... 5.375      07/01/16        312,414
      400    Manhattan College Ser 1992 (AGRC) ...................................... 6.50       07/01/19        436,504
      500    State University Ser 1993 A** .......................................... 5.25       05/15/15        527,140
      500    University of Rochester Ser 1993 A ..................................... 5.625      07/01/12        530,135
 --------                                                                                                    -----------
    2,200                                                                                                      2,353,473
 --------                                                                                                    -----------
            Electric Revenue (6.1%)
      300   Long Island Power Authority, Electric Ser 1998 A (FSA) .................. 5.125      12/01/22        300,906
      400   Puerto Rico Electric Power Authority, Power Ser X ....................... 6.00       07/01/15        435,272
 --------                                                                                                    -----------
      700                                                                                                        736,178
 --------                                                                                                    -----------
            Hospital Revenue (1.8%)
      200   New York State Medical Care Facilities Finance Agency, Insured Hospital &
            Nursing Home -- FHA Insured Mtge 1992 Ser A ............................. 6.70       08/15/23        217,174
                                                                                                             -----------
            Industrial Development/Pollution Control Revenue (14.1%)
      500   New York City Industrial Development Agency, Japan Airlines Co 1991
            (AMT) (FSA) ............................................................. 6.00       11/01/15        537,325
    1,000   New York State Energy Research & Development Authority, Brooklyn
 --------
            Union Gas Co 1991 Ser A & B (AMT) ....................................... 6.952      07/01/26      1,161,710
                                                                                                             -----------
    1,500                                                                                                      1,699,035
 --------                                                                                                    -----------
            Mortgage Revenue -- Single Family (4.5%)
      500   New York State Mortgage Agency, Home Owners Ser 27 ...................... 6.90       04/01/15        538,575
 --------                                                                                                    -----------
            Nursing & Health Related Facilities Revenue (3.9%)
      500   New York City Industrial Development Agency, Lighthouse International
            Project Ser 1998 (MBIA) ................................................. 4.50       07/01/23        462,830
                                                                                                             -----------
            Public Facilities Revenue (8.8%)
      500   New York City Cultural Resources Trust, The New York Botanical Garden
            Ser 1996 (MBIA) ......................................................... 5.75       07/01/16        539,660
      500   New York State Urban Development Corporation, Correctional 1998
 --------
            Ser B (AMBAC) (WI) ...................................................... 5.25       01/01/16        516,260
                                                                                                             -----------
    1,000                                                                                                      1,055,920
 --------                                                                                                    -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW YORK
SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                   COUPON       MATURITY
 THOUSANDS                                                                                    RATE          DATE          VALUE
-----------                                                                                ------------ ------------- ------------
            Resource Recovery Revenue (4.5%)
 $    500   Oneida-Herkimer Solid Waste Management Authority, Ser 1992 ...................   6.65%        04/01/05     $   540,035
 --------                                                                                                              -----------
            Transportation Facilities Revenue (11.4%)
      550   Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser 1995 (MBIA) .....   5.75         01/01/25         590,178
      300   New York State Thruway Authority, Local Highway & Bridge Ser 1998 A
            (MBIA) .......................................................................   5.00         04/01/18         300,753
      500   Puerto Rico Highway & Transportation Authority, Ser 1998 A ...................   4.75         07/01/38         480,180
 --------                                                                                                              -----------
    1,350                                                                                                                1,371,111
 --------                                                                                                              -----------
            Water & Sewer Revenue (4.0%)
      500   New York City Municipal Water Finance Authority, 1999 Ser A (FGIC) ...........   4.75         06/15/31         477,685
 --------                                                                                                              -----------
            TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS
   10,450
            (Identified Cost $10,222,561)...............................................                                11,073,944
                                                                                                                       -----------
            SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS (10.0%)
      600   Port Authority of New York & New Jersey, Ser 2 (Demand 12/01/98) .............   3.25*        05/01/19         600,000
      600   Syracuse Industrial Development Agency, Syracuse University Eggers Hall
 --------
            Ser 1993 (Demand 12/01/98) ...................................................   3.30*        03/01/23         600,000
                                                                                                                       -----------
            TOTAL SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS
    1,200
            (Identified Cost $1,200,000)................................................                                 1,200,000
                                                                                                                       -----------
 $ 11,650   TOTAL INVESTMENTS (Identified Cost $11,422,561) (a) ........................                    102.2%      12,273,944
 ========
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS .............................                     (2.2)        (260,616)
                                                                                                          --------     -----------
            NET ASSETS .................................................................                    100.0%     $12,013,328
                                                                                                          ========     ===========



--------------
AMT      Alternative Minimum Tax.
WI       Security purchased on a "when-issued" basis.
*        Current coupon of variable rate demand obligation.
** This security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $859,456 and the aggregate gross unrealized depreciation is $8,073, resulting in net unrealized appreciation of $851,383.

Bond Insurance:
---------------
AGRC     Asset Guaranty Reinsurance Company.
AMBAC    AMBAC Indemnity Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- OHIO SERIES PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE           VALUE
-----------                                                                             ----------   ----------   --------------
              OHIO TAX-EXEMPT MUNICIPAL BONDS (94.1%)
              General Obligation (23.8%)
 $    300     Bedford School District, Ser 1993 .....................................   6.25%        12/01/13      $   329,073
      800     Delaware City School District, Constr & Impr (FGIC) ...................   5.75         12/01/20          856,992
      800     North Olmsted, Various Purpose Impr Ltd Tax Ser 1996 (AMBAC) ..........   6.20         12/01/11          922,864
      800     Ohio Infrastructure Improvement Ser 1998 B ............................   4.75         02/01/18          787,096
      500     Ottawa County, Various Purpose Dtd 07/01/98 (MBIA) ....................   5.00         09/01/31          496,770
      500     Rocky River City School District, Impr Ser 1998 .......................   5.375        12/01/17          536,225
      500     Puerto Rico, Public Impr Ser 1998 (MBIA) ..............................   4.875        07/01/23          496,085
 --------                                                                                                          -----------
    4,200                                                                                                            4,425,105
 --------                                                                                                          -----------
              Educational Facilties Revenue (8.7%)
      500     Ohio Higher Educational Facility Commission, Case Western Reserve
              University Ser 1992 ...................................................   6.00         10/01/22          536,385
      500     University of Cincinnati, General Receipts Ser G ......................   7.00         06/01/11          546,075
      500     University of Toledo, Ser 1992 A (FGIC) ...............................   5.90         06/01/20          542,380
 --------                                                                                                          -----------
    1,500                                                                                                            1,624,840
 --------                                                                                                          -----------
              Electric Revenue (5.5%)
      500     Hamilton!, Refg 1992 Ser A (FGIC) .....................................   6.00         10/15/12          544,120
      500     Puerto Rico Electric Power Authority, Ser DD (FSA) ....................   4.50         07/01/19          474,230
 --------                                                                                                          -----------
    1,000                                                                                                            1,018,350
 --------                                                                                                          -----------
              Hospital Revenue (9.5%)
      700     Akron Bath & Copley Joint Township Hospital District, Summa Health
              Ser 1992 A ............................................................   6.25         11/15/07          757,358
              Hamilton County,
      475      Bethesda Hospital Inc Ser 1986 A .....................................   7.00         01/01/09          476,387
      500      Franciscan Sisters of the Poor/Providence Hospital Ser 1992 ..........   6.875        07/01/15          538,350
 --------                                                                                                          -----------
    1,675                                                                                                            1,772,095
 --------                                                                                                          -----------
              Industrial Development/Pollution Control Revenue (5.2%)
      400     Ashtabula County, Ashland Oil Inc Refg 1992 Ser A .....................   6.90         05/01/10          429,604
      500     Ohio Water Development Authority, Dayton Power & Light Co
 --------
              Collateralized Refg 1992 Ser A ........................................   6.40         08/15/27          538,055
                                                                                                                   -----------
      900                                                                                                              967,659
 --------                                                                                                          -----------
              Mortgage Revenue -- Single Family (9.4%)
              Ohio Housing Finance Agency,
      650     GNMA-Backed 1991 Ser A-1 & 2 (AMT) ....................................   6.903        03/24/31          688,681
      990     Residential 1996 Ser B-2 (AMT) ........................................   6.10         09/01/28        1,056,776
 --------                                                                                                          -----------
    1,640                                                                                                            1,745,457
 --------                                                                                                          -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- OHIO SERIES PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE           VALUE
-----------                                                                             ---------- -------------- --------------
            Transportation Facilities Revenue (6.6%)
 $    800   Ohio Turnpike Commission, Ser 1998 B (FGIC) ............................... 4.50%      02/15/24        $   746,240
      500   Puerto Rico Highway & Transportation Authority, Ser 1998 A ................ 4.75       07/01/38            480,180
 --------                                                                                                          -----------
    1,300                                                                                                            1,226,420
 --------                                                                                                          -----------
            Water & Sewer Revenue (16.8%)
      500   Mahoning Valley Sanitary District, Refg Ser 1998 (FSA) .................... 5.125      12/15/16            513,800
      800   Montgomery County, Water Ser 1992 (FGIC) .................................. 6.25       11/15/17            880,504
      800   Northeast Ohio Regional Sewer District, Wastewater Impr Refg
            Ser 1995 (AMBAC) .......................................................... 5.60       11/15/13            857,728
      800   Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) ......... 5.60       06/01/10            862,816
 --------                                                                                                          -----------
    2,900                                                                                                            3,114,848
 --------                                                                                                          -----------
            Other Revenue (2.7%)
      500   Cuyahoga County, The Medical Center Company Ser 1998 (AMBAC) .............. 5.125      02/15/28            498,835
 --------                                                                                                          -----------
            Refunded (5.9%)
    1,000   Clermont County, Mercy Health Ser 1991 (AMBAC) ............................ 6.733      09/25/01+         1,095,340
 --------                                                                                                          -----------
            TOTAL OHIO TAX-EXEMPT MUNICIPAL BONDS
   16,615
            (Identified Cost $16,398,870) .....................................................................     17,488,949
                                                                                                                   -----------
            SHORT-TERM OHIO TAX-EXEMPT MUNICIPAL OBLIGATION (2.2%)
      400   Ohio Water Development Authority, Sohio British Petroleum Ser 1995
            (Demand 12/01/98) (Identified Cost $400,000) .............................. 3.30*      05/01/22            400,000
                                                                                                                   -----------
 $ 17,015   TOTAL INVESTMENTS (Identified Cost $16,798,870) (a) ................................       96.3%        17,888,949
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .....................................        3.7            691,357
                                                                                                   --------        -----------
            NET ASSETS .........................................................................      100.0%       $18,580,306
                                                                                                   ========        ===========



--------------
AMT      Alternative Minimum Tax.
+        Prerefunded to call date shown.
*        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,090,114 and the aggregate gross unrealized depreciation is $35, resulting in net unrealized appreciation of $1,090,079.

Bond Insurance:
---------------
AMBAC    AMBAC Indemnity Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- PENNSYLVANIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998




 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE        VALUE
-----------                                                                             ---------- ---------- -------------
            PENNSYLVANIA TAX-EXEMPT MUNICIPAL BONDS (93.3%)
            General Obligation (6.1%)
  $ 2,000   Berks County, Second Ser 1992 (FGIC) ...................................... 5.75%      11/15/12    $ 2,130,680
      500   Cambria County, Ser 1998 (FGIC) ........................................... 5.50       08/15/16        529,860
      600   Puerto Rico, Public Improvement Refg Ser 1992 A ........................... 6.00       07/01/14        643,338
  -------                                                                                                      -----------
    3,100                                                                                                        3,303,878
  -------                                                                                                      -----------
            Educational Facilities Revenue (12.4% )
    2,000   Delaware County Authority, Villanova University Ser 1995 (AMBAC) .......... 5.80       08/01/25      2,161,320
            Pennsylvania Higher Educational Facilities Authority,
    1,000    Allegheny College Refg Ser 1998 A (MBIA) ................................. 5.00       11/01/22        991,690
    1,000    University of Pennsylvania Ser 1998 ...................................... 4.625      07/15/30        931,680
    1,000   Pennsylvania State University, Second Refg Ser 1992 ....................... 5.50       08/15/16      1,043,640
      790   Swarthmore Borough Authority, Swarthmore College Ser 1992 ................. 6.00       09/15/20        858,619
      655   University Pittsburgh, Cap 1992 Ser A (MBIA) .............................. 6.125      06/01/21        711,474
  -------                                                                                                      -----------
    6,445                                                                                                        6,698,423
  -------                                                                                                      -----------
            Electric Revenue (3.6% )
            Puerto Rico Electric Power Authority,
    1,000    Power Ser DD (FSA) ....................................................... 4.50       07/01/19        948,460
    1,000    Ser GG (FSA) ............................................................. 4.75       07/01/21        978,270
  -------                                                                                                      -----------
    2,000                                                                                                        1,926,730
  -------                                                                                                      -----------
            Hospital Revenue (19.0%)
            Allegheny County Hospital Development Authority,
    1,000    Catholic Health East Health Ser 1998 A (AMBAC) ........................... 4.875      11/15/26        954,480
    1,000    Presbyterian University Health Inc Ser 1992 B (MBIA) ..................... 6.00       11/01/12      1,088,980
    2,000   Delaware County Authority, Catholic Health East Health Ser 1998 A
            (AMBAC) ................................................................... 4.875      11/15/26      1,917,500
    2,000   Lehigh County General Purpose Authority, Lehigh Valley Health Network
            1998 Ser A (MBIA) ......................................................... 5.00       07/01/28      1,963,540
            Philadelphia Hospitals & Higher Education Facilities Authority,
    1,750    Chestnut Hill Hospital Ser of 1992 ....................................... 6.375      11/15/11      1,882,510
    1,000    Children's Hospital of Philadelphia Ser A of 1993 ........................ 5.375      02/15/14      1,018,120
    1,250   Sayre Health Care Facilities Authority, Ser 1985 (AMBAC) .................. 7.15       12/01/10      1,374,738
  -------                                                                                                      -----------
   10,000                                                                                                       10,199,868
  -------                                                                                                      -----------
            Industrial Development/Pollution Control Revenue (2.0%)
    1,000   Montgomery County Industrial Development Authority, Philadelphia
            Electric Co Refg 1991 Ser B (MBIA) ........................................ 6.70       12/01/21      1,087,610
                                                                                                               -----------
            Mortgage Revenue -- Multi-Family (2.0%)
            Pennsylvania Housing Finance Agency,
       50    Moderate Rehab Sec 8 Assisted Issue B .................................... 9.00       08/01/01         50,530
    1,000    Ser 1992-35 D (AMT) ...................................................... 6.20       04/01/25      1,051,490
  -------                                                                                                      -----------
    1,050                                                                                                        1,102,020
  -------                                                                                                      -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- PENNSYLVANIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                                  COUPON    MATURITY
 THOUSANDS                                                                                   RATE       DATE        VALUE
-----------                                                                               ---------- ---------- -------------
            Mortgage Revenue -- Single Family (5.2%)
  $ 2,000   Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT) .................... 7.00%      10/01/23    $ 2,133,400
      635   Puerto Rico Housing Finance Corporation, Portfolio One GNMA-Backed
  -------
            Ser C ....................................................................... 6.85       10/15/23        678,371
                                                                                                                 -----------
    2,635                                                                                                          2,811,771
  -------                                                                                                        -----------
            Public Facilities Revenue (2.3%)
    1,300   Philadelphia Authority For Industrial Development, The Franklin Institute
            Ser 1998 .................................................................... 5.20       06/15/26      1,257,490
                                                                                                                 -----------
            Resource Recovery Revenue (3.9%)
    1,000   Lancaster County Solid Waste Management Authority, 1998 Ser B (AMBAC)         5.375      12/15/15      1,045,580
    1,000   Montgomery County Industrial Development Authority, Ser 1989 ................ 7.50       01/01/12      1,055,570
  -------                                                                                                        -----------
    2,000                                                                                                          2,101,150
  -------                                                                                                        -----------
            Student Loan Revenue (4.0%)
            Pennsylvania Higher Education Assistance Agency,
    1,000    1988 Ser D (AMT) (AMBAC) ................................................... 6.05       01/01/19      1,074,670
    1,000    1991 Ser B (AMT) (AMBAC) ................................................... 6.854      09/01/26      1,079,910
  -------                                                                                                        -----------
    2,000                                                                                                          2,154,580
  -------                                                                                                        -----------
            Transportation Facilities Revenue (22.1%)
    1,000   Guam, Highway 1992 Ser A (FSA) .............................................. 6.30       05/01/12      1,090,250
            Allegheny County, Greater Pittsburgh Int'l Airport
    1,000    Ser 1997 B (MBIA) .......................................................... 5.00       01/01/19        998,700
      500    Ser 1992 (AMT) (FSA) ....................................................... 6.625      01/01/22        543,525
    2,000   Delaware River Port Authority, Ser 1995 (FGIC) .............................. 5.50       01/01/26      2,093,020
            Pennsylvania Turnpike Commission,
    2,000    Ser O 1992 (FGIC) .......................................................... 6.00       12/01/12      2,172,980
    2,000    Ser A 1998 (AMBAC) ......................................................... 4.75       12/01/27      1,923,880
    1,000   Philadelphia Turnpike Commission, Ser A 1998 ................................ 5.00       07/01/23        973,730
    1,000   Pittsburgh Public Parking Authority, Ser 1992 A (FGIC) ...................... 5.875      12/01/12      1,085,790
    1,000   Puerto Rico Highway & Transportation Authority, Ser 1998 A .................. 4.75       07/01/38        960,360
  -------                                                                                                        -----------
   11,500                                                                                                         11,842,235
  -------                                                                                                        -----------
            Water & Sewer Revenue (7.0%)
    2,000   Philadelphia, Water & Wastewater Ser 1995 (MBIA) ............................ 6.25       08/01/11      2,322,400
    2,000   Pittsburgh, Water & Sewer Authority, 1998 Ser B (FGIC) ...................... 0.00       09/01/28        439,280
    1,000   West Mifflin Sanitary Sewer Municipal Authority, Ser 1998 (MBIA) ............ 5.00       08/01/23        991,530
  -------                                                                                                        -----------
    5,000                                                                                                          3,753,210
  -------                                                                                                        -----------
            Other Revenue (3.1%)
    1,500   Pennsylvania Finance Authority, Cap Impr Refg Ser 1993 ...................... 6.60       11/01/09      1,674,360
  -------                                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- PENNSYLVANIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1998, continued



 PRINCIPAL
 AMOUNT IN                                                                              COUPON     MATURITY
 THOUSANDS                                                                               RATE        DATE         VALUE
-----------                                                                           ---------- ------------ -------------
            Refunded (0.6%)
  $   290   Lehigh County Industrial Development Authority, Strawbridge & Clothier
            Refg Ser of 1991 (ETM) .................................................. 7.20%        12/15/01    $   306,228
                                                                                                               -----------
            TOTAL PENNSYLVANIA TAX-EXEMPT MUNICIPAL BONDS
   49,820
            (Identified Cost $47,376,043) .................................................................     50,219,553
                                                                                                               -----------
            SHORT-TERM PENNSYLVANIA TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.5%)
      800   Philadelphia Hospital & Higher Education Facilities Authority, Children's
            Hospital of Philadelphia 1992 (Demand 12/01/98) ......................... 3.25*        03/01/27        800,000
      400   Philadelphia Industrial Development Authority, The Fox Chase Cancer
            Center Ser 1997 (Demand 12/01/98) ....................................... 3.30*        07/01/25        400,000
    1,200   York County Industrial Development Authority, Philadelphia Electric Co
            Ser 1993 A (Demand 12/01/98) ............................................ 3.30*        08/01/16      1,200,000
                                                                                                               -----------
    2,400   TOTAL SHORT-TERM PENNSYLVANIA TAX-EXEMPT MUNICIPAL OBLIGATIONS
  -------
            (Identified Cost $2,400,000)...................................................................      2,400,000
                                                                                                               -----------
  $52,220   TOTAL INVESTMENTS (Identified Cost $49,776,043) (a)...............................         97.8%    52,619,553
  =======
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...................................          2.2      1,188,694
                                                                                                   --------    -----------
            NET ASSETS .......................................................................        100.0%   $53,808,247
                                                                                                   ========    ===========



--------------
AMT      Alternative Minimum Tax.
ETM      Escrowed to maturity.
*        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,878,992 and the aggregate gross unrealized depreciation is $35,482, resulting in net unrealized appreciation of $2,843,510.

Bond Insurance:
---------------
AMBAC    AMBAC Indemnity Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS




STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998




                                                                 ARIZONA         CALIFORNIA         FLORIDA       MASSACHUSETTS
                                                            ---------------- ----------------- ---------------- ----------------
ASSETS :
Investments in securities, at value* ......................   $ 41,337,619     $ 103,698,454     $ 59,218,827     $ 15,041,086
Cash ......................................................        448,994           133,549        1,347,830          204,075
Receivable for:
  Investments sold ........................................             --                --               --          230,410
  Interest ................................................        797,655         1,482,288          780,307          267,306
  Shares of beneficial interest sold ......................         60,127               922           50,656              478
Prepaid expenses ..........................................          7,626             5,981            5,857            2,736
                                                              ------------     -------------     ------------     ------------
  TOTAL ASSETS ............................................     42,652,021       105,321,194       61,403,477       15,746,091
                                                              ------------     -------------     ------------     ------------
LIABILITIES :
Payable for:
  Investments purchased ...................................        928,215                --               --          473,053
  Shares of beneficial interest repurchased ...............             --               400           50,011               --
  Dividends to shareholders ...............................         26,401            68,477           37,654            9,443
  Investment management fee ...............................         12,296            31,118           18,238            4,470
  Plan of distribution fee ................................          5,270            13,337            7,817            1,916
Accrued expenses ..........................................         24,629            32,421           27,724           21,119
                                                              ------------     -------------     ------------     ------------
  TOTAL LIABILITIES .......................................        996,811           145,753          141,444          510,001
                                                              ------------     -------------     ------------     ------------
  NET ASSETS ..............................................   $ 41,655,210     $ 105,175,441     $ 61,262,033     $ 15,236,090
                                                              ============     =============     ============     ============
COMPOSITION OF NET ASSETS :
Paid-in-capital ...........................................   $ 38,666,179     $  96,456,281     $ 55,352,810     $ 14,058,245
Accumulated undistributed net realized gain ...............        609,149         1,789,759        1,997,024          171,067
Net unrealized appreciation ...............................      2,379,882         6,929,401        3,912,199        1,006,778
                                                              ------------     -------------     ------------     ------------
  NET ASSETS ..............................................   $ 41,655,210     $ 105,175,441     $ 61,262,033     $ 15,236,090
                                                              ============     =============     ============     ============
  *IDENTIFIED COST ........................................   $ 38,957,737     $  96,769,053     $ 55,306,628     $ 14,034,308
                                                              ============     =============     ============     ============
  SHARES OF BENEFICIAL INTEREST OUTSTANDING ...............      3,852,209         9,376,038        5,447,042        1,344,198
                                                              ============     =============     ============     ============
NET ASSET VALUE PER SHARE,
 (unlimited authorized shares of $.01 par value) ..........   $      10.81     $       11.22     $      11.25     $      11.33
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 4.17% of net asset value)** ........   $      11.26     $       11.69     $      11.72     $      11.80



---------------
**    On sales of $25,000 or more, the offering price is reduced.






                       SEE NOTES TO FINANCIAL STATEMENTS

     MICHIGAN         MINNESOTA       NEW JERSEY        NEW YORK           OHIO         PENNSYLVANIA
------------------ --------------- ---------------- ---------------- ---------------- ----------------
  $   17,332,154     $ 8,210,341     $ 41,015,002     $ 12,273,944     $ 17,888,949     $ 52,619,553
         265,662          65,531          161,933          110,641          448,473          312,576
              --              --               --               --               --           85,000
         182,481         119,816          685,498          169,434          271,175          790,348
          14,928          48,387              995            4,863            9,611          106,893
           3,391           1,402            8,245            4,553            3,134            5,276
  --------------     -----------     ------------     ------------     ------------     ------------
      17,798,616       8,445,477       41,871,673       12,563,435       18,621,342       53,919,646
  --------------     -----------     ------------     ------------     ------------     ------------
              --              --               --          512,560               --               --
              --             400               --            5,000              389           23,874
          10,830           5,125           26,419            7,324           11,770           34,702
           5,267           2,485           12,380            3,571            5,484           15,940
           2,257           1,065            5,305            1,530            2,350            6,832
          21,052          19,734           24,557           20,122           21,043           30,051
  --------------     -----------     ------------     ------------     ------------     ------------
          39,406          28,809           68,661          550,107           41,036          111,399
  --------------     -----------     ------------     ------------     ------------     ------------
  $   17,759,210     $ 8,416,668     $ 41,803,012     $ 12,013,328     $ 18,580,306     $ 53,808,247
  ==============     ===========     ============     ============     ============     ============
  $   16,111,196     $ 7,922,710     $ 38,551,069     $ 10,767,203     $ 17,272,016     $ 50,386,015
         694,269          71,135          609,501          394,742          218,211          578,722
         953,745         422,823        2,642,442          851,383        1,090,079        2,843,510
  --------------     -----------     ------------     ------------     ------------     ------------
  $   17,759,210     $ 8,416,668     $ 41,803,012     $ 12,013,328     $ 18,580,306     $ 53,808,247
  ==============     ===========     ============     ============     ============     ============
  $   16,378,409     $ 7,787,518     $ 38,372,560     $ 11,422,561     $ 16,798,870     $ 49,776,043
  ==============     ===========     ============     ============     ============     ============
       1,587,214         778,036        3,750,154        1,053,134        1,666,037        4,825,122
  ==============     ===========     ============     ============     ============     ============
  $        11.19     $     10.82     $      11.15     $      11.41     $      11.15     $      11.15
  $        11.66     $     11.27     $      11.61     $      11.89     $      11.61     $      11.61

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS, continued




STATEMENTS OF OPERATIONS
For the year ended November 30, 1998




                                                   ARIZONA      CALIFORNIA      FLORIDA     MASSACHUSETTS
                                                ------------- -------------- ------------- --------------
NET INVESTMENT INCOME :
INTEREST INCOME ...............................  $2,224,143     $5,709,751    $3,371,812     $  790,584
                                                 ----------     ----------    ----------     ----------
EXPENSES
Investment management fee .....................     143,707        366,413       222,722         51,570
Plan of distribution fee ......................      59,039        152,886        90,485         21,596
Transfer agent fees and expenses ..............      14,021         28,846        19,471          5,648
Professional fees .............................      23,570         27,311        25,612         23,339
Shareholder reports and notices ...............       8,542         17,735        12,284          3,660
Trustees' fees and expenses ...................         689          5,391         3,169            744
Custodian fees ................................       2,436          5,349         3,680          1,482
Registration fees .............................       8,018          3,633         5,978          7,972
Other .........................................       7,571          8,679         8,603          5,619
                                                 ----------     ----------    ----------     ----------
  TOTAL EXPENSES ..............................     267,593        616,243       392,004        121,630
Less: expense offset ..........................      (2,432)        (5,341)       (3,680)        (1,482)
                                                 ----------     ----------    ----------     ----------
  NET EXPENSES ................................     265,161        610,902       388,324        120,148
                                                 ----------     ----------    ----------     ----------
  NET INVESTMENT INCOME .......................   1,958,982      5,098,849     2,983,488        670,436
                                                 ----------     ----------    ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain .............................     725,798      2,241,204     2,077,788        171,067
Net change in unrealized appreciation .........     (57,712)       248,404      (437,571)       170,653
                                                 ----------     ----------    ----------     ----------
  NET GAIN ....................................     668,086      2,489,608     1,640,217        341,720
                                                 ----------     ----------    ----------     ----------
NET INCREASE ..................................  $2,627,068     $7,588,457    $4,623,705     $1,012,156
                                                 ==========     ==========    ==========     ==========


                       SEE NOTES TO FINANCIAL STATEMENTS

    MICHIGAN     MINNESOTA    NEW JERSEY     NEW YORK        OHIO       PENNSYLVANIA
--------------- ----------- -------------- ------------ -------------- -------------
 $  1,022,593    $ 469,269    $2,242,378    $ 669,704     $  999,450    $2,841,219
 ------------    ---------    ----------    ---------     ----------    ----------

       66,318       30,046       144,628       43,428         64,310       184,737
       27,604       12,575        58,389       16,908         25,943        78,423
        9,791        4,060        19,617        4,855          8,847        17,296
       27,247       26,975        24,785       23,639         23,595        24,004
        5,965        2,308        11,451        2,873          5,306        13,292
          912          284         2,038          619            875         2,763
        1,811        1,005         2,611        1,401          1,711         3,239
        3,430        3,251         6,058        6,272          2,705         4,689
        4,637        4,288         6,350        4,157          4,802         9,727
 ------------    ---------    ----------    ---------     ----------    ----------
      147,715       84,792       275,927      104,152        138,094       338,170
       (1,811)      (1,005)       (2,611)      (1,401)        (1,711)       (3,234)
 ------------    ---------    ----------    ---------     ----------    ----------
      145,904       83,787       273,316      102,751        136,383       334,936
 ------------    ---------    ----------    ---------     ----------    ----------
      876,689      385,482     1,969,062      566,953        863,067     2,506,283
 ------------    ---------    ----------    ---------     ----------    ----------
      708,264      152,552       614,679      408,044        388,407       578,722
     (248,253)     (55,068)      394,703      (77,877)       (29,432)      203,628
 ------------    ---------    ----------    ---------     ----------    ----------
      460,011       97,484     1,009,382      330,167        358,975       782,350
 ------------    ---------    ----------    ---------     ----------    ----------
 $  1,336,700    $ 482,966    $2,978,444    $ 897,120     $1,222,042    $3,288,633
 ============    =========    ==========    =========     ==========    ==========

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS





                                                                   ARIZONA                               CALIFORNIA
                                                   --------------------------------------- --------------------------------------
                                                       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                                          ENDED               ENDED               ENDED               ENDED
                                                    NOVEMBER 30, 1998   NOVEMBER 30, 1997   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                   ------------------- ------------------- ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS :
OPERATIONS :
Net investment income ............................    $  1,958,982        $  2,189,141        $   5,098,849      $   5,412,749
Net realized gain (loss) .........................         725,798            (109,978)           2,241,204             61,340
Net change in unrealized appreciation ............         (57,712)            271,359              248,404          1,234,202
                                                      ------------        ------------        -------------      -------------
  NET INCREASE ...................................       2,627,068           2,350,522            7,588,457          6,708,291
                                                      ------------        ------------        -------------      -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ............................      (1,970,313)         (2,184,122)          (5,127,716)        (5,399,835)
Net realized gain ................................              --                  --                   --                 --
                                                      ------------        ------------        -------------      -------------
  TOTAL ..........................................      (1,970,313)         (2,184,122)          (5,127,716)        (5,399,835)
                                                      ------------        ------------        -------------      -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales ..........................       3,583,708           2,336,830            7,971,183          7,477,913
Reinvestment of dividends and distributions ......         956,419           1,079,937            2,300,541          2,501,877
Cost of shares repurchased .......................      (5,432,230)         (7,940,826)         (11,766,093)       (20,938,231)
                                                      ------------        ------------        -------------      -------------
  NET INCREASE (DECREASE) ........................        (892,103)         (4,524,059)          (1,494,369)       (10,958,441)
                                                      ------------        ------------        -------------      -------------
  TOTAL INCREASE (DECREASE) ......................        (235,348)         (4,357,659)             966,372         (9,649,985)
NET ASSETS :
Beginning of period ..............................      41,890,558          46,248,217          104,209,069        113,859,054
                                                      ------------        ------------        -------------      -------------
  END OF PERIOD ..................................    $ 41,655,210        $ 41,890,558        $ 105,175,441      $ 104,209,069
                                                      ============        ============        =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME ..............              --        $     11,331                   --      $      28,867
                                                      ============        ============        =============      =============
SHARES ISSUED AND REPURCHASED:
Sold .............................................         333,041             222,217              718,169            695,221
Reinvestment of dividends and distributions ......          89,180             102,819              207,368            232,768
Repurchased ......................................        (506,438)           (756,888)          (1,061,263)        (1,952,197)
                                                      ------------        ------------        -------------      -------------
  NET INCREASE (DECREASE) ........................         (84,217)           (431,852)            (135,726)        (1,024,208)
                                                      ============        ============        =============      =============



                       SEE NOTES TO FINANCIAL STATEMENTS

                FLORIDA                              MASSACHUSETTS                             MICHIGAN
--------------------------------------- --------------------------------------- --------------------------------------
    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
       ENDED               ENDED               ENDED               ENDED               ENDED               ENDED
 NOVEMBER 30, 1998   NOVEMBER 30, 1997   NOVEMBER 30, 1998   NOVEMBER 30, 1997   NOVEMBER 30, 1998   NOVMEBER 30, 1997
------------------- ------------------- ------------------- ------------------- ------------------- ------------------
   $   2,983,488       $   3,374,873       $    670,436        $    724,955        $    876,689        $    986,199
       2,077,788               7,528            171,067              33,483             708,264              (5,611)
        (437,571)            537,792            170,653             179,559            (248,253)            274,701
   -------------       -------------       ------------        ------------        ------------        ------------
       4,623,705           3,920,193          1,012,156             937,997           1,336,700           1,255,289
   -------------       -------------       ------------        ------------        ------------        ------------
      (3,001,258)         (3,366,826)          (674,613)           (722,987)           (881,921)           (982,775)
              --                  --            (26,809)                 --                  --                  --
   -------------       -------------       ------------        ------------        ------------        ------------
      (3,001,258)         (3,366,826)          (701,422)           (722,987)           (881,921)           (982,775)
   -------------       -------------       ------------        ------------        ------------        ------------
       6,336,196           8,867,050          2,177,938           1,064,313           1,976,447           1,770,777
       1,065,444           1,179,653            398,624             419,440             488,182             545,749
     (12,850,195)        (16,053,675)        (2,212,481)         (3,158,448)         (4,672,568)         (3,939,781)
   -------------       -------------       ------------        ------------        ------------        ------------
      (5,448,555)         (6,006,972)           364,081          (1,674,695)         (2,207,939)         (1,623,255)
   -------------       -------------       ------------        ------------        ------------        ------------
      (3,826,108)         (5,453,605)           674,815          (1,459,685)         (1,753,160)         (1,350,741)
      65,088,141          70,541,746         14,561,275          16,020,960          19,512,370          20,863,111
   -------------       -------------       ------------        ------------        ------------        ------------
   $  61,262,033       $  65,088,141       $ 15,236,090        $ 14,561,275        $ 17,759,210        $ 19,512,370
   =============       =============       ============        ============        ============        ============
              --       $      17,770                 --        $      4,177                  --        $      5,232
   =============       =============       ============        ============        ============        ============
         569,452             824,008            193,348              97,718             178,504             164,023
          95,684             109,387             35,479              38,568              44,120              50,741
      (1,152,957)         (1,491,135)          (196,446)           (291,669)           (419,448)           (366,507)
   -------------       -------------       ------------        ------------        ------------        ------------
        (487,821)           (557,740)            32,381            (155,383)           (196,824)           (151,743)
   =============       =============       ============        ============        ============        ============

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS, continued



STATEMENT OF CHANGES IN NET ASSETS, continued



                                                                  MINNESOTA                              NEW JERSEY
                                                   --------------------------------------- --------------------------------------
                                                       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                                          ENDED               ENDED               ENDED               ENDED
                                                    NOVEMBER 30, 1998   NOVEMBER 30, 1997   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                   ------------------- ------------------- ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS :
OPERATIONS :
Net investment income ............................    $    385,482        $    427,503        $  1,969,062        $  2,163,401
Net realized gain (loss) .........................         152,552              (2,079)            614,679             150,746
Net change in unrealized appreciation ............         (55,068)             75,733             394,703             554,643
                                                      ------------        ------------        ------------        ------------
  NET INCREASE ...................................         482,966             501,157           2,978,444           2,868,790
                                                      ------------        ------------        ------------        ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ............................        (388,129)           (426,679)         (1,980,284)         (2,158,598)
Net realized gain ................................              --                  --                  --                  --
                                                      ------------        ------------        ------------        ------------
  TOTAL ..........................................        (388,129)           (426,679)         (1,980,284)         (2,158,598)
                                                      ------------        ------------        ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales ..........................         450,188             341,882           4,281,513           3,174,698
Reinvestment of dividends and distributions ......         205,051             238,618           1,110,422           1,208,830
Cost of shares repurchased .......................      (1,075,759)         (1,835,516)         (6,107,000)         (8,403,076)
                                                      ------------        ------------        ------------        ------------
  NET INCREASE (DECREASE) ........................        (420,520)         (1,255,016)           (715,065)         (4,019,548)
                                                      ------------        ------------        ------------        ------------
  TOTAL INCREASE (DECREASE) ......................        (325,683)         (1,180,538)            283,095          (3,309,356)
NET ASSETS :
Beginning of period ..............................       8,742,351           9,922,889          41,519,917          44,829,273
                                                      ------------        ------------        ------------        ------------
  END OF PERIOD ..................................    $  8,416,668        $  8,742,351        $ 41,803,012        $ 41,519,917
                                                      ============        ============        ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME ..............              --        $      2,647                  --        $     11,222
                                                      ============        ============        ============        ============
SHARES ISSUED AND REPURCHASED:
Sold .............................................          41,683              32,070             387,819             298,058
Reinvestment of dividends and distributions ......          19,052              22,587             100,683             113,233
Repurchased ......................................         (99,811)           (173,686)           (554,108)           (786,812)
                                                      ------------        ------------        ------------        ------------
  NET INCREASE (DECREASE) ........................         (39,076)           (119,029)            (65,606)           (375,521)
                                                      ============        ============        ============        ============


                       SEE NOTES TO FINANCIAL STATEMENTS

               NEW YORK                                  OHIO                                PENNSYLVANIA
--------------------------------------- --------------------------------------- --------------------------------------
    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
       ENDED               ENDED               ENDED               ENDED               ENDED               ENDED
 NOVEMBER 30, 1998   NOVEMBER 30, 1997   NOVEMBER 30, 1998   NOVEMBER 30, 1997   NOVEMBER 30, 1998   NOVMEBER 30, 1997
------------------- ------------------- ------------------- ------------------- ------------------- ------------------
   $    566,953        $    627,325        $    863,067        $    987,729        $  2,506,283        $  2,231,381
        408,044              10,788             388,407             (12,075)            578,722               8,207
        (77,877)            215,377             (29,432)            291,150             203,628             509,480
   ------------        ------------        ------------        ------------        ------------        ------------
        897,120             853,490           1,222,042           1,266,804           3,288,633           2,749,068
   ------------        ------------        ------------        ------------        ------------        ------------
       (570,172)           (626,041)           (870,982)           (985,654)         (2,518,046)         (2,226,117)
             --                  --                  --                  --              (8,207)            (98,622)
   ------------        ------------        ------------        ------------        ------------        ------------
       (570,172)           (626,041)           (870,982)           (985,654)         (2,526,253)         (2,324,739)
   ------------        ------------        ------------        ------------        ------------        ------------
        656,120             500,333           2,170,150           1,904,978          12,831,070           2,548,744
        301,450             327,002             479,951             559,793           1,539,410           1,234,155
     (1,857,636)         (2,488,429)         (2,897,075)         (5,477,168)         (5,380,740)         (7,206,475)
   ------------        ------------        ------------        ------------        ------------        ------------
       (900,066)         (1,661,094)           (246,974)         (3,012,397)          8,989,740          (3,423,576)
   ------------        ------------        ------------        ------------        ------------        ------------
       (573,118)         (1,433,645)            104,086          (2,731,247)          9,752,120          (2,999,247)
     12,586,446          14,020,091          18,476,220          21,207,467          44,056,127          47,055,374
   ------------        ------------        ------------        ------------        ------------        ------------
   $ 12,013,328        $ 12,586,446        $ 18,580,306        $ 18,476,220        $ 53,808,247        $ 44,056,127
   ============        ============        ============        ============        ============        ============
             --        $      3,219                  --        $      7,915                  --        $     11,763
   ============        ============        ============        ============        ============        ============
         58,252              46,105             195,888             177,550           1,154,976             236,669
         26,721              30,087              43,444              52,107             139,044             114,454
       (164,456)           (230,243)           (262,446)           (508,953)           (485,530)           (670,418)
   ------------        ------------        ------------        ------------        ------------        ------------
        (79,483)           (154,051)            (23,114)           (279,296)            808,490            (319,295)
   ============        ============        ============        ============        ============        ============

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Multi-State Municipal Series Trust (the "Fund"), formerly Dean Witter Multi-State Municipal Series Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The investment objective of each Series is to provide a high level of current income exempt from both Federal and the designated state income taxes consistent with preservation of capital.

The Fund, organized on October 29, 1990, as a Massachusetts business trust, is comprised of ten separate Series (the "Series"): the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series. Each of the Series commenced operations on January 15, 1991, with the exception of the Arizona Series which commenced operations on April 30, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Fund's Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


E. EXPENSES -- Direct expenses are charged to the respective Series and general corporate expenses are allocated on the basis of relative net assets or equally among the Series.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, each Series of the Fund pays Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the daily net assets of each Series determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes office space and facilities, equipment, clerical, bookkeeping and certain legal services, and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the expenses of certain activities and services provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1998, the distribution fees were accrued at the following annual rates:





                       ARIZONA   CALIFORNIA   FLORIDA   MASSACHUSETTS   MICHIGAN
                      --------- ------------ --------- --------------- ---------
 Annual Rate .........0.14%     0.15%        0.14%     0.15%           0.15%
                      ====      ====         ====      ====            ====




 MINNESOTA   NEW JERSEY   NEW YORK     OHIO     PENNSYLVANIA
----------- ------------ ---------- ---------- -------------
0.15%       0.14%        0.14%      0.14%      0.15%
====        ====         ====       ====       ====



For the year ended November 30, 1998, the Distributor has informed the Fund that commissions from the sale of the Fund's shares of beneficial interest were as follows:





                       ARIZONA   CALIFORNIA    FLORIDA    MASSACHUSETTS   MICHIGAN
                      --------- ------------ ----------- --------------- ---------
 Commissions .........$94,554   $219,305     $190,868    $55,613         $65,183
                      =======   ========     ========    =======         =======




 MINNESOTA   NEW JERSEY   NEW YORK     OHIO     PENNSYLVANIA
----------- ------------ ---------- ---------- -------------
$10,799     $140,874     $18,592    $70,138    $129,017
=======     ========     =======    =======    ========



Such commissions are not an expense of the Fund; they are deducted from the proceeds of the sale of the shares of beneficial interest.

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from the sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1998 were as follows:





                        ARIZONA      CALIFORNIA       FLORIDA     MASSACHUSETTS     MICHIGAN
                    -------------- -------------- -------------- --------------- --------------
Purchases .........  $11,771,890    $24,254,223    $15,535,535      $4,328,314    $ 7,237,675
                     ===========    ===========    ===========      ==========    ===========
Sales .............  $13,588,949    $27,721,882    $23,127,460      $4,392,337    $ 9,632,448
                     ===========    ===========    ===========      ==========    ===========




                       MINNESOTA     NEW JERSEY      NEW YORK         OHIO      PENNSYLVANIA
                    -------------- -------------- -------------- ------------- -------------
Purchases .........  $ 1,584,038    $ 8,431,253    $ 3,771,880    $6,369,104    $20,892,275
                     ===========    ===========    ===========    ==========    ===========
Sales .............  $ 2,157,687    $10,396,072    $ 4,848,305    $6,342,118    $12,724,592
                     ===========    ===========    ===========    ==========    ===========



The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended November 30, 1998 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities for each of the respective Series were as follows:





                                   ARIZONA   CALIFORNIA   FLORIDA   MASSACHUSETTS   MICHIGAN
                                  --------- ------------ --------- --------------- ---------
Aggregate Pension Costs .........  $  579      $ 1,530    $  931        $  219      $  280
                                   ======      =======    ======        ======      ======




 MINNESOTA   NEW JERSEY   NEW YORK     OHIO    PENNSYLVANIA
----------- ------------ ---------- --------- -------------
   $  131      $   600     $  188    $  270       $  780
   ======      =======     ======    ======       ======




                                     ARIZONA   CALIFORNIA   FLORIDA   MASSACHUSETTS   MICHIGAN
                                    --------- ------------ --------- --------------- ---------
Accrued Pension Liability .........  $4,085      $10,083    $6,199        $1,419      $1,819
                                     ======      =======    ======        ======      ======






 MINNESOTA   NEW JERSEY   NEW YORK     OHIO    PENNSYLVANIA
----------- ------------ ---------- --------- -------------
   $  927      $ 3,970     $1,230    $1,959       $4,483
   ======      =======     ======    ======       ======

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, each of the Series had transfer agent fees and expenses payable as follows:





                                                 ARIZONA   CALIFORNIA   FLORIDA   MASSACHUSETTS   MICHIGAN
                                                --------- ------------ --------- --------------- ---------
 Transfer Agent Fees and Expenses Payable ...... $  366      $  143     $  131        $  116      $   17
                                                 ======      ======     ======        ======      ======




 MINNESOTA   NEW JERSEY   NEW YORK     OHIO    PENNSYLVANIA
----------- ------------ ---------- --------- -------------
   $   45      $  143      $   40    $   15       $  910
   ======      ======      ======    ======       ======



5. FEDERAL INCOME TAX STATUS

During the year ended November 30, 1998, the following Series utilized their approximate net capital loss carryovers:




Arizona ............  $116,700
California .........   451,400
Florida ............    79,700
Michigan ...........    14,000
Minnesota ..........    81,400
New Jersey .........     5,200
New York ...........    13,300
Ohio ...............   170,200



Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Ohio Series incurred and will elect to defer net capital losses during fiscal 1998 of approximately $1,600.

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:







               NET ASSET                                                                                 TOTAL
     YEAR        VALUE         NET       NET REALIZED    TOTAL FROM                  DISTRIBUTIONS     DIVIDENDS
    ENDED      BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO             AND
 NOVEMBER 30   OF PERIOD     INCOME       GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS   DISTRIBUTIONS
------------- ----------- ------------ ---------------- ------------ -------------- --------------- --------------
ARIZONA SERIES
1994           $  10.72     $  0.55        $ (1.29)       $ (0.74)      $ (0.55)        $ (0.01)       $ (0.56)
1995               9.42        0.54           1.23           1.77         (0.54)             --          (0.54)
1996              10.65        0.54          (0.06)          0.48         (0.54)             --          (0.54)
1997              10.59        0.53           0.05           0.58         (0.53)             --          (0.53)
1998              10.64        0.51           0.17           0.68         (0.51)             --          (0.51)
CALIFORNIA SERIES
1994              11.00        0.58          (1.48)         (0.90)        (0.58)          (0.14)         (0.72)
1995               9.38        0.56           1.29           1.85         (0.56)             --          (0.56)
1996              10.67        0.56           0.14           0.70         (0.56)             --          (0.56)
1997              10.81        0.55           0.15           0.70         (0.55)             --          (0.55)
1998              10.96        0.54           0.26           0.80         (0.54)             --          (0.54)
FLORIDA SERIES
1994              10.93        0.56          (1.33)         (0.77)        (0.56)             --          (0.56)
1995               9.60        0.56           1.28           1.84         (0.56)             --          (0.56)
1996              10.88        0.55          (0.02)          0.53         (0.55)             --          (0.55)
1997              10.86        0.54           0.11           0.65         (0.54)             --          (0.54)
1998              10.97        0.52           0.28           0.80         (0.52)             --          (0.52)
MASSACHUSETTS SERIES
1994              11.08        0.56          (1.38)         (0.82)        (0.56)          (0.10)         (0.66)
1995               9.60        0.57           1.37           1.94         (0.57)             --          (0.57)
1996              10.97        0.57          (0.03)          0.54         (0.57)          (0.02)         (0.59)
1997              10.92        0.53           0.18           0.71         (0.53)             --          (0.53)
1998              11.10        0.51           0.25           0.76         (0.51)          (0.02)         (0.53)
MICHIGAN SERIES
1994              11.05        0.56          (1.41)         (0.85)        (0.56)          (0.18)         (0.74)
1995               9.46        0.57           1.35           1.92         (0.57)             --          (0.57)
1996              10.81        0.56          (0.03)          0.53         (0.56)             --          (0.56)
1997              10.78        0.53           0.16           0.69         (0.53)             --          (0.53)
1998              10.94        0.51           0.25           0.76         (0.51)             --          (0.51)



--------------
+      Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

                                        RATIOS TO AVERAGE NET ASSETS RATIOS TO AVERAGE NET ASSETS
                                            (AFTER EXPENSES WERE        (BEFORE EXPENSES WERE
                                                  ASSUMED)                     ASSUMED)
                                        ---------------------------- ----------------------------
  NET ASSET                  NET ASSETS
    VALUE                      END OF                        NET                          NET      PORTFOLIO
    END OF        TOTAL        PERIOD                    INVESTMENT                   INVESTMENT   TURNOVER
    PERIOD       RETURN+      (000'S)       EXPENSES       INCOME        EXPENSES       INCOME       RATE
------------- ------------- ----------- --------------- ------------ --------------- ------------ ----------

  $     9.42       (7.16)%   $ 47,628         0.62%          5.33%         0.63%          5.32%       11%
       10.65       19.21       50,290         0.65 (1)       5.33          0.65 (1)       5.33         6
       10.59        4.63       46,248         0.65 (1)       5.12          0.65 (1)       5.12         9
       10.64        5.64       41,891         0.66 (1)       5.04          0.66 (1)       5.04         2
       10.81        6.56       41,655         0.65 (1)       4.77          0.65 (1)       4.77        30

        9.38       (8.65)     112,450         0.58           5.59          0.59           5.58        12
       10.67       20.15      117,769         0.60 (1)       5.50          0.60 (1)       5.50         5
       10.81        6.76      113,859         0.59           5.28          0.59           5.28        19
       10.96        6.55      104,209         0.59           5.08          0.59           5.08        17
       11.22        7.58      105,175         0.59 (1)       4.87          0.59 (1)       4.87        24

        9.60       (7.29)      71,458         0.61           5.34          0.62           5.33         3
       10.88       19.54       74,058         0.63 (1)       5.34          0.63 (1)       5.34         8
       10.86        5.03       70,542         0.62 (1)       5.13          0.62 (1)       5.13        25
       10.97        6.10       65,088         0.62           5.02          0.62           5.02         7
       11.25        7.58       61,262         0.62 (1)       4.69          0.62 (1)       4.69        26

        9.60       (7.71)      15,507         0.50           5.35          0.78           5.07        10
       10.97       20.58       16,954         0.50 (1)       5.39          0.79 (1)       5.11         7
       10.92        5.07       16,021         0.50 (1)       5.23          0.82 (1)       4.91        11
       11.10        6.68       14,561         0.79 (1)       4.85          0.81 (1)       4.83        10
       11.33        7.03       15,236         0.83 (1)       4.55          0.83 (1)       4.55        31

        9.46       (8.07)      19,831         0.50           5.44          0.75           5.19         9
       10.81       20.69       21,673         0.50 (1)       5.49          0.77 (1)       5.22        22
       10.78        5.09       20,863         0.50 (1)       5.27          0.76 (1)       5.01         5
       10.94        6.52       19,512         0.72 (1)       4.95          0.74 (1)       4.93         3
       11.19        7.23       17,759         0.78 (1)       4.63          0.78 (1)       4.63        40

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL HIGHLIGHTS, continued


               NET ASSET                                                                                 TOTAL
     YEAR        VALUE         NET       NET REALIZED    TOTAL FROM                  DISTRIBUTIONS     DIVIDENDS
    ENDED      BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO             AND
 NOVEMBER 30   OF PERIOD     INCOME       GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS   DISTRIBUTIONS
------------- ----------- ------------ ---------------- ------------ -------------- --------------- --------------
MINNESOTA SERIES
1994           $  10.78     $  0.55        $ (1.42)       $ (0.87)      $ (0.55)        $ (0.08)       $ (0.63)
1995               9.28        0.54           1.33           1.87         (0.54)             --          (0.54)
1996              10.61        0.54          (0.01)          0.53         (0.54)             --          (0.54)
1997              10.60        0.49           0.10           0.59         (0.49)             --          (0.49)
1998              10.70        0.48           0.13           0.61         (0.49)             --          (0.49)
NEW JERSEY SERIES
1994              10.94        0.55          (1.39)         (0.84)        (0.55)          (0.08)         (0.63)
1995               9.47        0.56           1.26           1.82         (0.56)             --          (0.56)
1996              10.73        0.55          (0.03)          0.52         (0.55)             --          (0.55)
1997              10.70        0.53           0.18           0.71         (0.53)             --          (0.53)
1998              10.88        0.53           0.27           0.80         (0.53)             --          (0.53)
NEW YORK SERIES
1994              11.03        0.57          (1.52)         (0.95)        (0.57)          (0.05)         (0.62)
1995               9.46        0.56           1.42           1.98         (0.56)             --          (0.56)
1996              10.88        0.56           0.02           0.58         (0.56)             --          (0.56)
1997              10.90        0.53           0.21           0.74         (0.53)             --          (0.53)
1998              11.11        0.52           0.30           0.82         (0.52)             --          (0.52)
OHIO SERIES
1994              10.97        0.55          (1.43)         (0.88)        (0.55)          (0.12)         (0.67)
1995               9.42        0.56           1.38           1.94         (0.56)             --          (0.56)
1996              10.80        0.55          (0.03)          0.52         (0.55)             --          (0.55)
1997              10.77        0.53           0.17           0.70         (0.53)             --          (0.53)
1998              10.94        0.52           0.21           0.73         (0.52)             --          (0.52)
PENNSYLVANIA SERIES
1994              11.01        0.56          (1.39)         (0.83)        (0.56)          (0.06)         (0.62)
1995               9.56        0.55           1.29           1.84         (0.55)             --          (0.55)
1996              10.85        0.55             --           0.55         (0.55)             --          (0.55)
1997              10.85        0.54           0.14           0.68         (0.54)          (0.02)         (0.56)
1998              10.97        0.53           0.18           0.71         (0.53)             --          (0.53)



--------------
+      Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

                                        RATIOS TO AVERAGE NET ASSETS RATIOS TO AVERAGE NET ASSETS
                                            (AFTER EXPENSES WERE        (BEFORE EXPENSES WERE
                                                  ASSUMED)                     ASSUMED)
                                        ---------------------------- ----------------------------
  NET ASSET                  NET ASSETS
    VALUE                      END OF                        NET                          NET      PORTFOLIO
    END OF        TOTAL        PERIOD                    INVESTMENT                   INVESTMENT   TURNOVER
    PERIOD       RETURN+      (000'S)       EXPENSES       INCOME        EXPENSES       INCOME       RATE
------------- ------------- ----------- --------------- ------------ --------------- ------------ ----------

 $     9.28        (8.42)%    $ 9,793         0.50%          5.41%         0.91%          5.00%       14%
       10.61       20.60       11,230         0.50 (1)       5.35          0.98 (1)       4.88         3
       10.60        5.21        9,923         0.50 (1)       5.21          0.96 (1)       4.75         5
       10.70        5.76        8,742         0.94 (1)       4.68          0.97 (1)       4.65        --
       10.82        5.77        8,417         0.99 (1)       4.49          0.99 (1)       4.49        20

        9.47       (7.96)      45,497         0.64           5.38          0.65           5.37         6
       10.73       19.60       47,889         0.67 (1)       5.42          0.67 (1)       5.42        14
       10.70        4.93       44,829         0.66 (1)       5.23          0.66 (1)       5.23         5
       10.88        6.99       41,520         0.66           5.02          0.66           5.02        14
       11.15        7.49       41,803         0.67 (1)       4.77          0.67 (1)       4.77        21

        9.46       (8.96)      14,522         0.50           5.48          0.82           5.16        14
       10.88       21.40       14,388         0.50 (1)       5.43          0.85 (1)       5.09        24
       10.90        5.46       14,020         0.50 (1)       5.25          0.84 (1)       4.91        22
       11.11        7.06       12,586         0.82 (1)       4.84          0.84 (1)       4.82         4
       11.41        7.50       12,013         0.84 (1)       4.57          0.84 (1)       4.57        33

        9.42       (8.34)      20,693         0.50           5.31          0.71           5.10        18
       10.80       21.02       23,104         0.50 (1)       5.42          0.77 (1)       5.16        19
       10.77        5.04       21,207         0.50 (1)       5.23          0.75 (1)       4.98        32
       10.94        6.67       18,476         0.73 (1)       4.90          0.74 (1)       4.89         5
       11.15        6.84       18,580         0.75 (1)       4.70          0.75 (1)       4.70        37

        9.56       (7.84)      47,557         0.64           5.37          0.66           5.35        19
       10.85       19.65       53,935         0.66 (1)       5.29          0.66 (1)       5.29         8
       10.85        5.27       47,055         0.65 (1)       5.17          0.65 (1)       5.17        --
       10.97        6.53       44,056         0.66           5.01          0.66           5.01         8
       11.15        6.60       53,808         0.64           4.75          0.64           4.75        26

MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series, and the Pennsylvania Series (constituting the Morgan Stanley Dean Witter Multi-State Municipal Series Trust, formerly Dean Witter Multi-State Municipal Series Trust, hereafter referred to as the "Fund") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 12, 1999

--------------------------------------------------------------------------------
                  1998 FEDERAL INCOME TAX NOTICE (unaudited)

      During the year ended November 30, 1998, each Series paid to its shareholders the following per share amounts from tax-exempt income:




   ARIZONA    CALIFORNIA   FLORIDA     MASSACHUSETTS   MICHIGAN   MINNESOTA   NEW JERSEY   NEW YORK     OHIO      PENNSYLVANIA
------------ ------------ ---------   --------------- ---------- ----------- ------------ ---------- ----------  -------------
$   0.51     $ 0.54       $ 0.52      $ 0.51          $ 0.51     $ 0.49      $ 0.53       $ 0.52     $ 0.52      $   0.53



      During the year ended November 30, 1998, the Massachusetts Series paid to its shareholders long-term capital gains of $0.02 per share, and the Pennsylvania Series paid to its shareholders long-term capital gains of $0.002 per share.
--------------------------------------------------------------------------------

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                            MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid- range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA  Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
    Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.


BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.



B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.


CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.


C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.


Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.


D Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


    Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


    The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS


     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:


   SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).


   SP-2 denotes a satisfactory capacity to pay principal and interest.


   SP-3 denotes a speculative capacity to pay principal and interest.


                           COMMERCIAL PAPER RATINGS


     Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payments is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                            PART C OTHER INFORMATION


Item 23. Exhibits

          6.  Retirement Plan for Non-Interested Trustees or Directors.

         10.  Consent of Independent Accountants.

         27.  Financial Data Schedules.

         -----------------------------------------------------------------------
              All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund

         None


Item 25. Indemnification.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
(1)   Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)   Morgan Stanley Dean Witter California Quality Municipal Securities
(3)   Morgan Stanley Dean Witter Government Income Trust
(4)   Morgan Stanley Dean Witter High Income Advantage Trust
(5)   Morgan Stanley Dean Witter High Income Advantage Trust II
(6)   Morgan Stanley Dean Witter High Income Advantage Trust III
(7)   Morgan Stanley Dean Witter Income Securities Inc.
(8)   Morgan Stanley Dean Witter Insured California Municipal Securities
(9)   Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)  Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)  Morgan Stanley Dean Witter Insured Municipal Securities
(12)  Morgan Stanley Dean Witter Insured Municipal Trust
(13)  Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)  Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)  Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)  Morgan Stanley Dean Witter Municipal Income Trust
(17)  Morgan Stanley Dean Witter Municipal Income Trust II

(18)  Morgan Stanley Dean Witter Municipal Income Trust III
(19)  Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)  Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)  Morgan Stanley Dean Witter Prime Income Trust
(22)  Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)  Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)  Morgan Stanley Dean Witter Quality Municipal Securities

Open-end Investment Companies
-----------------------------
(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Money Trust
(4)   Active Assets Tax-Free Trust
(5)   Morgan Stanley Dean Witter Aggressive Equity Fund
(6)   Morgan Stanley Dean Witter American Value Fund
(7)   Morgan Stanley Dean Witter Balanced Growth Fund
(8)   Morgan Stanley Dean Witter Balanced Income Fund
(9)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(10)  Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)  Morgan Stanley Dean Witter Capital Growth Securities
(12)  Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(13)  Morgan Stanley Dean Witter Convertible Securities Trust
(14)  Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)  Morgan Stanley Dean Witter Diversified Income Trust
(16)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)  Morgan Stanley Dean Witter Equity Fund
(18)  Morgan Stanley Dean Witter European Growth Fund Inc.
(19)  Morgan Stanley Dean Witter Federal Securities Trust
(20)  Morgan Stanley Dean Witter Financial Services Trust
(21)  Morgan Stanley Dean Witter Fund of Funds
(22)  Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)  Morgan Stanley Dean Witter Global Utilities Fund
(24)  Morgan Stanley Dean Witter Growth Fund
(25)  Morgan Stanley Dean Witter Hawaii Municipal Trust
(26)  Morgan Stanley Dean Witter Health Sciences Trust
(27)  Morgan Stanley Dean Witter High Yield Securities Inc.
(28)  Morgan Stanley Dean Witter Income Builder Fund
(29)  Morgan Stanley Dean Witter Information Fund
(30)  Morgan Stanley Dean Witter Intermediate Income Securities
(31)  Morgan Stanley Dean Witter International SmallCap Fund
(32)  Morgan Stanley Dean Witter Japan Fund
(33)  Morgan Stanley Dean Witter Limited Term Municipal Trust
(34)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(35)  Morgan Stanley Dean Witter Market Leader Trust
(36)  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(37)  Morgan Stanley Dean Witter Mid-Cap Growth Fund
(38)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(39)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(40)  Morgan Stanley Dean Witter New York Municipal Money Market Trust

(41)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
(42)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(43)  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(44)  Morgan Stanley Dean Witter Real Estate Fund
(45)  Morgan Stanley Dean Witter S&P 500 Index Fund
(46)  Morgan Stanley Dean Witter S&P 500 Select Fund
(47)  Morgan Stanley Dean Witter Select Dimensions Investment Series
(48)  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(49)  Morgan Stanley Dean Witter Short-Term Bond Fund
(50)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(51)  Morgan Stanley Dean Witter Special Value Fund
(52)  Morgan Stanley Dean Witter Strategist Fund
(53)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(54)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(55)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
(56)  Morgan Stanley Dean Witter U.S. Government Securities Trust
(57)  Morgan Stanley Dean Witter Utilities Fund
(58)  Morgan Stanley Dean Witter Value-Added Market Series
(59)  Morgan Stanley Dean Witter Value Fund
(60)  Morgan Stanley Dean Witter Variable Investment Series
(61)  Morgan Stanley Dean Witter World Wide Income Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
(1)   TCW/DW Emerging Markets Opportunities Trust
(2)   TCW/DW Global Telecom Trust
(3)   TCW/DW Income and Growth Fund
(4)   TCW/DW Latin American Growth Fund
(5)   TCW/DW Mid-Cap Equity Trust
(6)   TCW/DW North American Government Income Trust
(7)   TCW/DW Small Cap Growth Fund
(8)   TCW/DW Total Return Trust

Closed-End Investment Companies
-------------------------------
(1)   TCW/DW Term Trust 2000
(2)   TCW/DW Term Trust 2002
(3)   TCW/DW Term Trust 2003

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Mitchell M. Merin               President and Chief Operating Officer of Asset
President, Chief                Management of Morgan Stanley Dean Witter & Co.
Executive Officer and           ("MSDW); Chairman, Chief Executive Officer and
Director                        Director of Morgan Stanley Dean Witter
                                Distributors Inc. ("MSDW Distributors") and
                                Morgan Stanley Dean Witter Trust FSB ("MSDW
                                Trust"); President, Chief Executive Officer and
                                Director of Morgan Stanley Dean Witter Services
                                Company Inc. ("MSDW Services"); Vice President of the Morgan Stanley Dean Witter Funds, TCW/DW
                                Funds and Discover Brokerage Index Series;
                                Executive Vice President and Director of Dean
                                Witter Reynolds Inc. ("DWR"); Director of various MSDW subsidiaries.

Joseph J. McAlinden             Vice President of the Morgan Stanley Dean Witter
Executive Vice President        Funds and Discover Brokerage Index Series;
and Chief Investment            Director of MSDW Trust.
Officer

Ronald E. Robison               Executive Vice President, Chief Administrative
Executive Vice President,       Officer and Director of MSDW Services; Vice
Chief Administrative            President of the Morgan Stanley Dean Witter
Officer and Director            Funds, TCW/DW Funds and Discover Brokerage Index
                                Series.

Edward C. Oelsner, III
Executive Vice President

John Van Heuvelen               President of MSDW Trust
Executive Vice President

Barry Fink                      Assistant Secretary of DWR; Senior Vice
Senior Vice President,          President, Secretary, General Counsel and
Secretary, General              Director of MSDW Services; Senior Vice
Counsel and Director            President, Assistant Secretary and Assistant
                                General Counsel of MSDW Distributors; Vice
                                President, Secretary and General Counsel of the
                                Morgan Stanley Dean Witter Funds, TCW/DW Funds and Discover Brokerage Index Series.

Peter M. Avelar                 Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Mark Bavoso                     Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Douglas Brown
Senior Vice President

Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Edward F. Gaylor                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Robert S. Giambrone             Senior Vice President of MSDW Services, MSDW
Senior Vice President           Distributors and MSDW Trust and Director of MSDW
                                Trust; Vice President of the Morgan Stanley Dean
                                Witter Funds, TCW/DW Funds and Discover
                                Brokerage Index Series.

Rajesh K. Gupta                 Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Kenton J. Hinchliffe            Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds and Discover Brokerage Index
                                Series.

Kevin Hurley                    Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Michelle Kaufman                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

John B. Kemp, III               President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Jonathan R. Page                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Ira N. Ross                     Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Guy G. Rutherfurd, Jr.          Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Rochelle G. Siegel              Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

James Solloway
Senior Vice President

Jayne M. Stevlingson            Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Paul D. Vance                   Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication

James F. Willison               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Frank Bruttomesso               First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors, the Morgan Stanley Dean Witter
                                Funds, TCW/DW Funds and Discover Brokerage Index
                                Series.

Toby Burroughs
First Vice President

Thomas F. Caloia                First Vice President and Assistant Treasurer of
First Vice President            MSDW Services; Assistant Treasurer of MSDW
and Assistant                   Distributors; Treasurer and Chief Financial and
Treasurer                       Accounting Officer of the Morgan Stanley Dean
                                Witter Funds, TCW/DW Funds and Discover
                                Brokerage Index Series..

Thomas Chronert
First Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Marilyn K. Cranney              Assistant Secretary of DWR; First Vice President
First Vice President            and Assistant Secretary of MSDW Services;
and Assistant Secretary         Assistant Secretary of MSDW Distributors, the
                                Morgan Stanley Dean Witter Funds, TCW/DW Funds and Discover Brokerage Index Series.

Salvatore DeSteno               First Vice President of MSDW Services.
First Vice President

Peter W. Gurman
First Vice President

Michael Interrante              First Vice President and Controller of MSDW
First Vice President            Services; Assistant Treasurer of MSDW
and Controller                  Distributors; First Vice President and Treasurer
                                of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Lou Anne D. McInnis             First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors, the Morgan Stanley Dean Witter
                                Funds, TCW/DW Funds and Discover Brokerage Index
                                Series.

Carsten Otto                    First Vice President and Assistant Secretary of
First Vice President            MSDW Services; Assistant Secretary of MSDW
and Assistant Secretary         Distributors, the Morgan Stanley Dean Witter
                                Funds, TCW/DW Funds and Discover Brokerage Index
                                Series.

Ruth Rossi                      First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors the Morgan Stanley Dean Witter
                                Funds, TCW/DW Funds and Discover Brokerage Index
                                Series.

James P. Wallin
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                  Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Armon Bar-Tur
Vice President

Raymond Basile
Vice President

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Dale Boettcher
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Liam Carroll
Vice President

Philip Casparius
Vice President

Aaron Clark
Vice President

William Connerly
Vice President

David Dineen
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Sheila Finnerty
Vice President

Jeffrey D. Geffen
Vice President

Sandra Gelpieryn
Vice President

Michael Geringer
Vice President

Gail Gerrity
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Matthew Haynes                  Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Peter Hermann                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

David T. Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo-Kane
Vice President

Nancy Kennedy
Vice President

Doug Ketterer
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Paula LaCosta                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President

Todd Lebo                       Vice President and Assistant Secretary of MSDW
Vice President and              Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors, the Morgan Stanley Dean Witter
                                Funds, TCW/DW Funds and Discover Brokerage Index
                                Series.

Gerard J. Lian                  Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Nancy Login
Vice President

Sharon Loquercio
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco            Vice President of Morgan Stanley Dean Witter
Vice President                  Natural Resource Development Securities Inc.

Albert McGarity
Vice President

Teresa McRoberts                Vice President of Morgan Stanley Dean Witter S&P
Vice President                  500 Select Fund.

Mark Mitchell
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

David Myers                     Vice President of Morgan Stanley Dean Witter
Vice President                  Natural Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

George Paoletti                 Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Anne Pickrell                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Dawn Rorke
Vice President

John Roscoe                     Vice President of Morgan Stanley Dean Witter
Vice President                  Real Estate Fund

Hugh Rose
Vice President

Robert Rossetti                 Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Howard A. Schloss               Vice President of Morgan Stanley Dean Witter
Vice President                  Federal Securities Trust.

Peter J. Seeley                 Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Robert Stearns
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Naomi Stein
Vice President

Michael Strayhorn
Vice President

Kathleen H. Stromberg           Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Marybeth Swisher
Vice President

Stuart Taylor
Vice President

Michael Thayer
Vice President

Robert Vanden Assem
Vice President

Alice Weiss                     Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

John Wong
Vice President

Item 27. Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Money Trust
(4)   Active Assets Tax-Free Trust
(5)   Morgan Stanley Dean Witter Aggressive Equity Fund
(6)   Morgan Stanley Dean Witter American Value Fund
(7)   Morgan Stanley Dean Witter Balanced Growth Fund
(8)   Morgan Stanley Dean Witter Balanced Income Fund
(9)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(10)  Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)  Morgan Stanley Dean Witter Capital Growth Securities
(12)  Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"

(13)  Morgan Stanley Dean Witter Convertible Securities Trust
(14)  Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)  Morgan Stanley Dean Witter Diversified Income Trust
(16)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)  Morgan Stanley Dean Witter Equity Fund
(18)  Morgan Stanley Dean Witter European Growth Fund Inc.
(19)  Morgan Stanley Dean Witter Federal Securities Trust
(20)  Morgan Stanley Dean Witter Financial Services Trust
(21)  Morgan Stanley Dean Witter Fund of Funds
(22)  Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)  Morgan Stanley Dean Witter Global Utilities Fund
(24)  Morgan Stanley Dean Witter Growth Fund
(25)  Morgan Stanley Dean Witter Hawaii Municipal Trust
(26)  Morgan Stanley Dean Witter Health Sciences Trust
(27)  Morgan Stanley Dean Witter High Yield Securities Inc.
(28)  Morgan Stanley Dean Witter Income Builder Fund
(29)  Morgan Stanley Dean Witter Information Fund
(30)  Morgan Stanley Dean Witter Intermediate Income Securities
(31)  Morgan Stanley Dean Witter International SmallCap Fund
(32)  Morgan Stanley Dean Witter Japan Fund
(33)  Morgan Stanley Dean Witter Limited Term Municipal Trust
(34)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(35)  Morgan Stanley Dean Witter Market Leader Trust
(36)  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(37)  Morgan Stanley Dean Witter Mid-Cap Growth Fund
(38)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(39)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(40)  Morgan Stanley Dean Witter New York Municipal Money Market Trust
(41)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
(42)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(43)  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(44)  Morgan Stanley Dean Witter Prime Income Trust
(45)  Morgan Stanley Dean Witter Real Estate Fund
(46)  Morgan Stanley Dean Witter S&P 500 Index Fund
(47)  Morgan Stanley Dean Witter S&P 500 Select Fund
(48)  Morgan Stanley Dean Witter Short-Term Bond Fund
(49)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(50)  Morgan Stanley Dean Witter Special Value Fund
(51)  Morgan Stanley Dean Witter Strategist Fund
(52)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(53)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(54)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
(55)  Morgan Stanley Dean Witter U.S. Government Securities Trust
(56)  Morgan Stanley Dean Witter Utilities Fund
(57)  Morgan Stanley Dean Witter Value-Added Market Series
(58)  Morgan Stanley Dean Witter Value Fund
(59)  Morgan Stanley Dean Witter Variable Investment Series
(60)  Morgan Stanley Dean Witter World Wide Income Trust
(1)   TCW/DW Emerging Markets Opportunities Trust

(2)   TCW/DW Global Telecom Trust
(3)   TCW/DW Income and Growth
(4)   TCW/DW Latin American Growth Fund
(5)   TCW/DW Mid-Cap Equity Trust
(6)   TCW/DW North American Government Income Trust
(7)   TCW/DW Small Cap Growth Fund
(8)   TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

Name                         Positions and Office with MSDW Distributors
----                         -------------------------------------------

Christine A. Edwards         Executive Vice President, Secretary, Director and
                             Chief Legal Officer.

Michael T. Gregg             Vice President and Assistant Secretary.

James F. Higgins             Director

Fredrick K. Kubler           Senior Vice President, Assistant Secretary and
                             Chief Compliance Officer.

Philip J. Purcell            Director

John Schaeffer               Director

Charles Vadala               Senior Vice President and Financial Principal.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29. Management Services

         Registrant is not a party to any such management-related service contract.

Item 30. Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of March, 1999.

          MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                                       By /s/ Barry Fink
                                         ---------------------------------
                                              Barry Fink
                                              Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.11 has been signed below by the following persons in the capacities and on the dates indicated.

            Signatures                       Title                     Date
            ----------                       -----                     ----

(1) Principal Executive Officer        President, Chief
                                       Executive Officer,
                                       Trustee and Chairman
By /s/ Charles A. Fiumefreddo                                        03/30/99
  ---------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By /s/ Thomas F. Caloia                                              03/30/99
  ---------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By /s/ Barry Fink                                                    03/30/99
  ---------------------------
       Barry Fink
       Attorney-in-Fact

    Michael Bozic           Manuel H. Johnson
    Edwin J. Garn           Michael E. Nugent
    John R. Haire           John L. Schroeder
    Wayne E. Hedien


By /s/ David M. Butowsky                                             03/30/99
  ---------------------------
       David M. Butowsky
       Attorney-in-Fact

          MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                                  EXHIBIT INDEX


          6.  Retirement Plan for Non-Interested Trustees or Directors.

         10.  Consent of Independent Accountants.

         27.  Financial Data Schedules.